UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07538

LORD ABBETT SECURITIES TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2019

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Alpha Strategy Fund	Growth Leaders Fund

Focused Growth Fund	Health Care Fund

Focused Large Cap Value Fund	International Equity Fund

Focused Small Cap Value Fund*	International Opportunities Fund

Fundamental Equity Fund	International Value Fund

Global Equity Research Fund	Value Opportunities Fund

Global Select Equity Fund

For the fiscal year ended October 31, 2019

* Formerly Micro Cap Value Fund

Important Information on Paperless Delivery

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, investment advisor or bank. Instead, the reports will be made available on Lord Abbett’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with a Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing into your Lord Abbett online account at lordabbett.com and selecting “Log In.” For further information, you may also contact the Funds at (800) 821-5129. Shareholders who hold accounts through a financial intermediary should contact them directly.

You may elect to receive all future reports in paper free of charge by contacting a Fund at (800) 821-5129. Your election to receive reports in paper will apply to all funds held with Lord Abbett. If your fund shares are held through a financial intermediary please contact them directly. Your election applies to all funds held with that intermediary.

Table of Contents

1	A Letter to Shareholders

24	Investment Comparisons

40	Information About Your Fund’s Expenses and Holdings Presented by Portfolio Allocation/Sector

Schedules of Investments:

67	Alpha Strategy Fund

68	Focused Growth Fund

70	Focused Large Cap Value Fund

72	Focused Small Cap Value Fund

75	Fundamental Equity Fund

78	Global Equity Research Fund

85	Global Select Equity Fund

89	Growth Leaders Fund

92	Health Care Fund

94	International Equity Fund

99	International Opportunities Fund

105	International Value Fund

109	Value Opportunities Fund

112	Statements of Assets and Liabilities

120	Statements of Operations

126	Statements of Changes in Net Assets

136	Financial Highlights

178	Notes to Financial Statements

219	Report of Independent Registered Public Accounting Firm

221	Supplemental Information to Shareholders

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund, Lord Abbett Focused Growth Fund, Lord Abbett Focused Large Cap Value Fund, Lord Abbett Focused Small Cap Value Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Global Equity Research Fund, Lord Abbett Global Select Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett Health Care Fund, Lord Abbett International Equity Fund, Lord Abbett International Opportunities Fund, Lord Abbett International Value Fund, and Lord Abbett Value Opportunities Fund
Annual Report

For the fiscal year ended October 31, 2019

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended October 31, 2019. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Funds, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Trustee, President, and Chief Executive Officer

Lord Abbett Alpha Strategy Fund

For the fiscal year ended October 31, 2019, the Fund returned 5.65%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Index1, which returned 4.90% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 14.33% during the period, while small cap stocks, as represented by the Russell 2000® Index,1 were up 4.90%. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. Since the beginning of 2019, both the U.S. and China have imposed tariffs of roughly $550 billion and $185 billion on each country’s products, respectively. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given the uncertain market outlook and the muted inflation pressure, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve and further increased the partial curve inversion. In fact, in July, the yield on the 10-year U.S. Treasury fell to its lowest level since 2016. Bond yields continued to fall and, in August, the spread between the U.S. 10 year Treasury and the 2 year Treasury temporarily inverted. In September, a large rotation from growth into value took place; however, market participants were uncertain about the longevity of the rotation. Geopolitics also contributed to market volatility. Following a coordinated drone strike on Saudi Arabia, Brent crude oil prices increased 20% in one trading session. Despite the record increase in price, oil prices retracted their gains within weeks.

The Fund’s allocation to domestic small and micro cap growth equities contributed to relative performance, as these investment strategies outperformed the Russell 2000® Index. Despite a shift in leadership from growth to value that began in September, growth stocks still outperformed value stocks throughout the period. The Fund’s allocation to international small cap equities also contributed to relative performance, as this asset class outperformed the Russell 2000® Index.

The Fund’s allocation to domestic small and mid (“smid”) and micro cap value equities detracted from relative performance, as each of these investment strategies underperformed the Russell 2000® Index. Within the domestic smid cap value equity allocation, security selection in the information technology and consumer staples sectors detracted from performance relative to the Russell 2000® Index.

Lord Abbett Focused Growth Fund

From the Fund’s inception on January 31, 2019 to October 31, 2019, the Fund returned 5.87%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Growth Index,3 which returned 16.32% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 14.33% during the period, while small cap stocks, as represented by the Russell 2000® Index,1 were up 4.90%. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the

S&P 500 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. Since the beginning of 2019, both the U.S. and China have imposed tariffs of roughly $550 billion and $185 billion on each country’s products, respectively. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given the uncertain market outlook and the muted inflation pressure, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. The Fed followed that decision with two more 25 basis point rate cuts in September and October. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve. In fact, in July, the yield on the 10-year U.S. Treasury fell to its lowest level since 2016 as bond yields continued to fall and, in August, the spread between the U.S. 10-year Treasury and the 2-year Treasury temporarily inverted. In September, a large rotation from growth into value took place; however, market participants were uncertain about the longevity of the rotation.

Security selection and positioning within the health care sector detracted from relative performance during the period. Shares of Align Technology, Inc., a manufacturer of medical devices, specifically the Invisalign® dental product, also detracted from the Fund’s performance. Align reported a second quarter Invisalign® case shipments miss, which management attributed to a slowdown in consumer spending in China and competitive pressures in North America. The Fund’s holdings of Dexcom, Inc., a medical device manufacturer specializing in glucose monitoring systems, also detracted from relative performance. Dexcom’s management gave underwhelming 2019 revenue guidance and the company experienced competitive pressures from Abbott Diabetes Care, Inc.’s lower priced product, Libre, causing shares to decline.

Security selection and positioning within the communication services sector detracted from the Fund’s relative performance during the period. Shares of Twitter, Inc., a social media platform, also detracted from relative performance. Despite better-than-expected user growth, Twitter failed to meet revenue estimates as the company experienced issues with its Mobile Application Promotion, which is a suite of products that enables advertisers to promote mobile applications, sending its share price spiraling downwards.

The Fund’s holdings of Generac Holdings, Inc., a manufacturer of power generation equipment, contributed to relative performance. Shares of Generac rose as spending on infrastructure for 5G has begun in earnest, new regulation took hold in California due to wildfires and power outages, and replacement demand increased given the system’s 15-20 year life-span. Furthermore, demand for residential stand-by generators increased alongside commercial demand. The Fund’s holdings of RingCentral, Inc., a provider of enterprise cloud communications solutions, also contributed to relative performance. Shares of RingCentral steadily rose as strong execution and its partnership with Avaya Holdings Corp. continued to position RingCentral as a leading Unified Communications as a Service solutions provider.

The Fund’s underweight to the energy sector also contributed to relative performance during the period as global trade uncertainty and concerns of slowing global growth weighed on oil prices.

Lord Abbett Focused Small Cap Value Fund

Effective July 1, 2019, the Lord Abbett Micro Cap Value Fund changed its name to Lord Abbett Focused Small Cap Value Fund, and changed its investment strategy. Therefore, the performance of the Fund for periods prior to July 1, 2019 is not representative of the Fund’s current investment strategy. In addition, the benchmark index performance information shown is based on the new benchmark which is the most appropriate benchmark for the new strategy.

For the fiscal year ended October 31, 2019, the Fund returned 1.68%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Value Index,4 which returned 3.22% over the same period. The Russell Microcap® Value Index5 returned -0.91% over the one year period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 14.33% during the period, while small cap stocks, as represented by the Russell 2000® Index,1 were up 4.90%. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. Since the beginning of 2019, both the U.S. and China have imposed tariffs of roughly $550 billion and $185 billion on each country’s products, respectively. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given the uncertain market outlook and the muted inflation pressure, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%.

This was the first time that the Fed cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. Chairman Powell signaled a likely pause on future rate cuts, resulting in the market-based probability of a fourth rate cut dipping below 25%. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve and further increased the partial curve inversion. In fact, in July, the yield on the 10-year U.S. Treasury fell to its lowest level since 2016. Bond yields continued to fall and, in August, the spread between the U.S. 10-year Treasury and the 2-year Treasury temporarily inverted. In September, a large rotation from growth into value took place; however, market participants were uncertain about the longevity of the rotation. Geopolitics also contributed to market volatility. Following a coordinated drone strike on Saudi Arabia, Brent crude oil prices increased 20% in one trading session. Despite the record increase, oil prices retracted their gains within weeks.

The performance of the Fund for periods prior to July 1, 2019 is not representative of the Fund’s current strategy and instead reflects the Micro Cap Value Fund. From October 31, 2018 to the period ended June 30, 2019, the Fund’s position in Plantronics, Inc., a headsets, video, and content sharing solutions distributor, detracted most from relative performance. Shares of Plantronics sold off following the acquisition of Polycom in July of 2018. While shares rose in the immediate aftermath of the deal, several missteps following the acquisition weighed on Plantronic’s shares over the remainder of the period. The Fund’s position in Centennial Resource Development also detracted from relative performance. Shares of the oil and natural gas company came under pressure throughout the period as the company faced a series of headwinds. In particular, oil price volatility weighed on the company’s profits and in turn resulted in the company announcing a pullback in daily oil production. Innovative Industrial Properties, Inc. contributed most to relative performance. The REIT, which focuses on industrial facilities for the regulated medical-use cannabis industry, saw its share price rise following a nearly 30% quarter-over-quarter dividend increase and continued acquisitions. Century Casinos, Inc., an international casino entertainment company, also contributed to relative performance. Shares of Century Casinos rose following a better-than-expected third quarter 2018 earnings release. The company delivered solid revenue growth across its three major geographic segments and management reiterated the Century Mile racetrack opening timeline.

Effective July 1, 2019, the Lord Abbett Micro Cap Value Fund changed its name to Lord Abbett Focused Small Cap Value Fund, and changed its investment strategy and the benchmark to the Russell 2000 Value Index. From July 1, 2019 to October 31, 2019, the Fund’s position in Entercom Communication Corp. was the largest detractor from relative performance. Shares of the radio broadcasting company fell after the company’s second quarter revenue came in well below guidance. Turning Point Brands, Inc., a tobacco products provider, also detracted from relative performance. Shares of Turning Point Brands came under pressure following multiple reports of lung injuries associated with vaping, which put pressure on the smokeless products industry. Natus Medical Incorporated contributed most to relative performance. Shares of the healthcare products and services provider rose following the second quarter earnings release. The business posted low single digit year-over-year growth within the neuro segment as the core driver of growth. Management was also exploring further structural consolidation, to which the market responded positively. Comfort Systems USA, Inc., a workplace solutions provider in the mechanical services industry, also contributed to relative performance. Concerns surrounding the Walker TX Holding acquisition weighed on Comfort System USA’s share price, however these concerns eased following the third quarter earnings release, where the business reported higher-than-expected earnings per share. Management also provided positive commentary on organic growth in the coming quarter.

Lord Abbett Fundamental Equity Fund

For the fiscal year ended October 31, 2019, the Fund returned 8.52%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,6 which returned 11.21% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 14.33% during the period, while small cap stocks, as represented by the Russell 2000® Index,1 were up 4.90%. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. Since the beginning of 2019, both the U.S. and China have imposed tariffs of roughly $550 billion and $185 billion on each country’s products, respectively. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with

Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given the uncertain market outlook and the muted inflation pressure, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve and further increased the partial curve inversion. In fact, in July, the yield on the 10-year U.S. Treasury fell to its lowest level since 2016. Bond yields continued to fall and, in August, the spread between the U.S. 10 year Treasury and the 2 year Treasury temporarily inverted. In September, a large rotation from growth into value took place; however, market participants were uncertain about the longevity of the rotation. Geopolitics also contributed to market volatility. Following a coordinated drone strike on Saudi Arabia, Brent crude oil prices increased 20% in one trading session. Despite the record increase, oil prices retracted their gains within weeks.

During the 12-month period ended October 31, 2019, Hewlett-Packard Co., a personal computing, imaging and printing provider, detracted most from relative performance. Shares of the company fell throughout the period, but dropped precipitously following the company’s first quarter earnings release. The company reported softer than expected top line growth, which was due in part to the printing supplies segment. PG&E Corp., an electricity and natural gas company, also detracted from relative performance. PG&E’s stock price fell as the company prepared to file for bankruptcy in an attempt to dismiss the liability charges stemming from wildfires in 2017 and 2018. Another detractor from relative performance was Allergan Plc., a pharmaceutical products manufacturer. Shares of Allergan fell after the company delivered a proxy statement, which included a hedge fund’s recommendation to establish an independent chairman of the board of directors. Shares of Allergan also continued to come under pressure as legal concerns tied to the opioid crisis mounted.

The largest contributor to relative performance during the trailing 12-month period was the Fund’s position in Chevron Corp., a multinational energy company. Shares of Chevron rose throughout the year as the firm continued to execute on shareholder friendly policies, which included both dividend increases and share buybacks. The Fund’s position in Apple, Inc., a mobile communication, media devices, and personal computers manufacturer, also contributed to relative performance.

Shares of Apple rose after the company reported fiscal fourth quarter results. The company’s iPhone business grew above market expectations and the recently released iPhone 11 has been received well by consumers. The Fund’s position in Merck & Co., a health solutions provider, also contributed to relative performance. The stock price of Merck rose after the company reported better-than-expected first quarter earnings results. Sales increased 11% and were largely lifted by growth from Keytruda, a cancer drug.

Lord Abbett Global Equity Research Fund

For the fiscal year ended October 31, 2019, the Fund returned 10.85%, reflecting performance at the net asset value (NAV) of Class A Shares with all distributions reinvested, compared to its benchmark, the MSCI ACWI Index with Net Dividends,7 which returned 12.59% over the same period.

Over the period, global equity markets outside the United States experienced significant positive performance, as most central banks remained accommodative, interest rates remained low, and unemployment steadily declined. In addition, corporate earnings remained strong, while global economic growth showed signs of a synchronized slowdown. Overall, European markets (as measured by the Euro Stoxx 50® Index8) rose roughly 11.1% in U.S. dollars for the period, while Japan’s Nikkei 2259 rose 9.5%.

One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed will act appropriately to sustain economic growth. Given an uncertain market outlook and muted inflation pressure, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. Chairman Powell signaled a likely pause on future interest rate cuts during the October 2019 meeting. Meanwhile, other central banks have continued their accommodative policies. The European Central Bank (ECB) kept its benchmark refinancing rate unchanged at 0% at its September 2019 meeting, and approved a new round of bond purchases at a monthly pace of €20 billion beginning on November 1st 2019, in an attempt to boost growth and inflation amid global trade tensions and Brexit uncertainty. The Bank of Japan (BoJ) also maintained its stimulative monetary policy at its October 2019 meeting, as short-term interest rates remained unchanged at -0.1%, and the bank kept its 10-year government bond yield target at around 0%. The BoJ also signaled that it may cut interest rates in the near future to support growth.

The International Monetary Fund cut its global growth estimate to 3.0% for 2019, its lowest level since 2008-2009. The International Monetary Fund projects growth to pick up to 3.4% in 2020, “reflecting primarily a projected improvement in economic performance in a number of emerging markets in Latin America, the Middle East, and emerging and developing Europe that are under macroeconomic strain. Yet, with uncertainty about prospects for several of these countries, a projected slowdown in China and the United States, and prominent downside risks, a much more subdued pace of global activity could well materialize”. Unemployment declined or stayed at multi-year lows in most developed countries, falling to 7.5% in the euro area, 3.6% in the United States, and 3.6% in China, while staying at 2.4% in Japan, all multiyear lows. Gross Domestic Product growth has remained positive in most developed countries, while inflation remained subdued, allowing central banks to continue their stimulative monetary policies with global stock markets as the beneficiaries.

During the period, the Fund’s underperformance relative to the benchmark was driven by the information technology and health care sectors. Within the information technology sector, holdings of Conduent, Inc. detracted from relative performance. Shares of the

American business process services company fell after disappointing first quarter 2019 results and news that the CEO would step down. Several analysts cut their ratings on the stock after the CEO’s departure. An overweight position in DXC Technology Co. also detracted from relative performance as the company’s stock fell throughout the year. The American information technology company’s stock declined after a slump in the company’s legacy business and a forecast cut led to at least two downgrades and a flurry of price target cuts.

Within the health care sector, an overweight position in Myovant Sciences Ltd. detracted from relative performance. The clinical-stage biopharmaceutical company’s stock fell as investors believed that its key uterine fibroid drug Relugolix would be second to market without a clear advantage and would have difficulty competing against AbbVie Inc., a larger and better resourced competitor.

Conversely, stock selection within the materials and consumer discretionary sectors positively contributed to relative performance. Within the materials sector, shares of Wheaton Precious Metals Corp. contributed to performance. The precious metals streaming company’s stock rose as the escalating trade war between the U.S. and China drove silver and gold prices higher, as these metals are considered safe haven assets, benefiting Wheaton as the majority of its revenue is driven by stakes in silver and gold. Additionally, shares of

Lundin Mining Corp. also contributed positively to performance. The Canadian metals mining company’s stock rose as the company’s acquisition of Brazil’s Chapada mine received positive feedback in the market.

Within the consumer discretionary sector, holdings of Chipotle Mexican Grill, Inc. contributed positively to relative performance. The quick serve Mexican restaurant chain’s stock rose as the company’s new CEO turned Chipotle around by cleaning up the chain’s operations, adding new menu items, pushing into delivery and boosting the brand’s digital presence.

Lord Abbett Global Select Equity Fund

For the fiscal year ended October 31, 2019, the Fund returned 7.36%, reflecting performance at the net asset value (NAV) of Class A Shares with all distributions reinvested, compared to its benchmark, the MSCI ACWI Index with Net Dividends,7 which returned 12.59% over the same period.

Over the period, global equity markets outside the United States experienced significant positive performance, as most central banks remained accommodative, interest rates remained low, and unemployment steadily declined. In addition, corporate earnings remained strong, while global economic growth showed signs of a synchronized slowdown. Overall, European markets (as measured by the Euro Stoxx 50® Index8) rose roughly 11.1% in U.S. dollars for the period, while Japan’s Nikkei 2259 rose 9.5%.

One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed will act appropriately to sustain economic growth. Given an uncertain market outlook and muted inflation pressure, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. Chairman Powell signaled a likely pause on future interest rate cuts during the October 2019 meeting. Meanwhile, other central banks have continued their accommodative policies. The European Central Bank (ECB) kept its benchmark refinancing rate unchanged at 0% at its September 2019 meeting, and approved a new round of bond purchases at a monthly pace of €20 billion beginning on November 1st 2019, in an attempt to boost growth and inflation amid global trade tensions and Brexit uncertainty. The Bank of Japan (BoJ) also maintained its stimulative monetary policy at its October 2019 meeting, as short-term interest rates remained unchanged at -0.1%, and the bank kept its 10-year government bond yield target at around 0%. The BoJ also signaled that it may cut interest rates in the near future to support growth.

The International Monetary Fund cut its global growth estimate to 3.0% for 2019, its lowest level since 2008-2009. The International Monetary Fund projects growth to pick up to 3.4% in 2020, “reflecting primarily a projected improvement in economic performance in a number of emerging markets in Latin America, the Middle East, and emerging and developing Europe that are under macroeconomic strain. Yet, with uncertainty about prospects for several of these countries, a projected slowdown in China and the United States, and prominent downside risks, a much more subdued pace of global activity could well materialize”. Unemployment declined or stayed at multi-year lows in most developed countries, falling to 7.5% in the euro area, 3.6% in the United States, and 3.6% in China, while staying at 2.4% in Japan, all multiyear lows. Gross Domestic Product growth has remained positive in most developed countries, while inflation remained subdued, allowing central banks to continue their stimulative monetary policies with global stock markets as the beneficiaries.

During the period, the Fund’s underperformance relative to its benchmark was driven by the information technology and financials sectors. Within the information technology sector,

holdings of Conduent, Inc. detracted from relative performance. Shares of the American business process services company fell after disappointing first quarter 2019 results and more notably, news that the CEO would step down. Several analysts cut their ratings on the stock after the CEO’s departure. An overweight position in DXC Technology Co. also detracted from relative performance as the company’s stock fell throughout the year. The American information technology company’s stock declined after a slump in the company’s legacy business and a forecast cut led to at least two downgrades and a flurry of price target cuts.

Within the financials sector, an overweight position in Bank of Ireland Group Plc detracted from relative performance. The Irish banking services company’s stock fell throughout the year amid a tough environment due to continued Brexit uncertainty and net interest margin pressure from lower interest rates.

Conversely, stock selection within the consumer discretionary and health care sectors positively contributed to relative performance. Within the consumer discretionary sector, shares of Dollar Tree, Inc. contributed positively to performance. The U.S.-based discount variety store chain’s stock rose as investors applauded the company’s strengthening turnaround bid as it maintained the brisk pace of growth that made it an industry standout in recent years. Additionally, shares of

Aramark Holdings Corp. contributed positively to performance. The U.S.-based food and facilities management services company’s stock rose after activist investor Mantle Ridge disclosed it had built a 20% stake and planned to push for changes at the company.

Within the health care sector, holdings of AstraZeneca Plc contributed positively to relative performance. The British pharmaceuticals and medical products company’s stock rose after second-quarter profit came in well above analyst expectations and sales in China, one of the company’s most important markets, rose 34%.

Lord Abbett Growth Leaders Fund

For the fiscal year ended October 31, 2019, the Fund returned 15.32%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Growth Index,3 which returned 17.10% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 14.33% during the period, while small cap stocks, as represented by the Russell 2000® Index,1 were up 4.90%. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the

S&P 500 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. Since the beginning of 2019, both the U.S. and China have imposed tariffs of roughly $550 billion and $185 billion on each country’s products, respectively. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given the uncertain market outlook and the muted inflation pressure, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. The Fed followed that decision with two more 25 basis point rate cuts in September and October. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve. In fact, in July, the yield on the 10-year U.S. Treasury fell to its lowest level since 2016 as bond yields continued to fall and, in August, the spread between the U.S. 10-year Treasury and the 2-year Treasury temporarily inverted. In September, a large rotation from growth into value took place; however, market participants were uncertain about the longevity of the rotation.

Security selection and positioning within the communication services sector detracted from the Fund’s relative performance during the 12-month period. Within the sector, the Fund’s underweight positions in Facebook, Inc. and Alphabet, Inc., two of the largest technology companies in the world, detracted from relative performance. Facebook and Alphabet each faced increased global regulatory pressure, as privacy concerns and antitrust discussions overshadowed earnings. Shares of Twitter, Inc., a social media platform, also detracted from relative performance. Despite better-than-expected user growth, Twitter failed to meet revenue estimates as the company experienced issues with its Mobile Application Promotion, which is a suite of products that enables advertisers to promote mobile applications, sending its share price spiraling downwards.

Shares of Align Technology, Inc., a manufacturer of medical devices, specifically the Invisalign® dental product, also detracted from the Fund’s performance. Align reported a second quarter Invisalign® case shipments miss, which management attributed to a slowdown in consumer spending in China and competitive pressures in North America.

Security selection in the information technology sector contributed to the Fund’s performance relative to its benchmark during the period. Within the information technology sector, shares of Okta, Inc., a provider of identity management services, contributed to relative performance. Okta experienced sustained recruitment process outsourcing growth, as it continued to win with large enterprise customers, which resulted in bigger deals and longer contracts. Additionally, the Fund’s holdings of Trade Desk, Inc., a provider of an advertisement technology platform, contributed as the company reported strong fourth quarter 2018 results, with revenue growth acceleration driven by strength in its connected TV business.

The Fund’s position in Roku, Inc., a provider of a streaming platform, also contributed to relative performance as consumers continued to transition from traditional linear TV to streaming platforms.

Lord Abbett International Equity Fund

For the fiscal year ended October 31, 2019, the Fund returned 10.64%, reflecting performance at the net asset value (NAV) of Class A Shares with all distributions reinvested, compared to its benchmark, the MSCI ACWI ex-U.S. Index with Net Dividends10, which returned 11.27% over the same period.

Over the period, global equity markets outside the United States experienced significant positive performance, as most central banks remained accommodative, interest rates remained low, and unemployment steadily declined. In addition, corporate earnings remained strong, while global economic growth showed signs of a synchronized slowdown.

Overall, European markets (as measured by the Euro Stoxx 50® Index8) rose roughly 11.1% in U.S. dollars for the period, while Japan’s Nikkei 2259 rose 9.5%.

One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed will act appropriately to sustain economic growth. Given an uncertain market outlook and muted inflation pressure, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. Chairman Powell signaled a likely pause on future interest rate cuts during the October 2019 meeting. Meanwhile, other central banks have continued their accommodative policies. The European Central Bank (ECB) kept its benchmark refinancing rate unchanged at 0% at its September 2019 meeting, and approved a new round of bond purchases at a monthly pace of €20 billion beginning on November 1st 2019, in an attempt to boost growth and inflation amid global trade tensions and Brexit uncertainty. The Bank of Japan (BoJ) also maintained its stimulative monetary policy at its October 2019 meeting, as short-term interest rates remained unchanged at -0.1%, and the bank kept its 10-year government bond yield target at around 0%. The BoJ also signaled that it may cut interest rates in the near future to support growth.

The International Monetary Fund cut its global growth estimate to 3.0% for 2019, its lowest level since 2008-2009. The International Monetary Fund projects growth to pick up to 3.4% in 2020, “reflecting primarily a projected improvement in economic performance in a number of emerging markets in Latin America, the Middle East, and emerging and developing Europe that are under macroeconomic strain. Yet, with uncertainty about prospects for several of these countries, a projected slowdown in China and the United States, and prominent downside risks, a much more subdued pace of global activity could well materialize”. Unemployment declined or stayed at multi-year lows in most developed countries, falling to 7.5% in the euro area, 3.6% in the United States, and 3.6% in China, while staying at 2.4% in Japan, all multiyear lows. Gross Domestic Product growth has remained positive in most developed countries, while inflation remained subdued, allowing central banks to continue their stimulative monetary policies with global stock markets as the beneficiaries.

During the period, the Fund’s underperformance relative to its benchmark was driven by stock selection, particularly within the consumer discretionary and real estate sectors. Within the consumer discretionary sector, an overweight position in GVC Holdings Plc detracted from relative performance. Shares of the e-gaming operator fell in March after Chief Executive Kenny Alexander and Chairman Lee Feldman sold blocks of shares in the company. Additionally, shares of Continental AG detracted from relative performance. Shares of the German tire, automotive parts, and industrial products manufacturer declined as car-parts suppliers performed very poorly amid falling worldwide vehicle production and increased uncertainty about tariffs.

Security selection in the real estate sector also detracted from relative performance. Within the real estate sector, an overweight position in Kerry Properties Ltd. detracted from relative performance. Shares of the Hong Kong based property development company fell amid overall weak office demand due to the U.S.-China trade dispute and due to significant damage to the local economy inflicted by the Hong Kong protests.

Conversely, stock selection within the financials and health care sectors contributed to relative performance over the period. Within the financials sector, shares of Bank Rakyat Indonesia contributed to relative performance. The Indonesian bank’s shares rose after presidential incumbent Joko Widodo won his second term in office, sending local stocks and the Rupiah rallying. AIA Group

Limited, a Hong Kong based life insurance and financial services company, also contributed to relative performance. The company’s shares rose after its third quarter performance data showed an improvement in margins of new business value.

Within the health care sector, shares of Hoya Corp., a Tokyo-based manufacturer of electro-optics products, contributed positively to performance. Shares rose over the period as the company beat earnings estimates for four consecutive quarters.

Lord Abbett International Opportunities Fund

For the fiscal year ended October 31, 2019, the Fund returned 7.05%, reflecting performance at the net asset value (NAV) of Class A Shares with all distributions reinvested, compared to its benchmark, the S&P Developed Ex-U.S. SmallCap® Index11, which returned 7.90% over the same period.

Over the period, global equity markets outside the United States experienced significant positive performance, as most central banks remained accommodative, interest rates remained low, and unemployment steadily declined. In addition, corporate earnings remained strong, while global economic growth showed signs of a synchronized slowdown. Overall, European markets (as measured by the Euro Stoxx 50® Index8) rose roughly 11.1% in U.S. dollars for the period, while Japan’s Nikkei 2259 rose 9.5%.

One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed will act appropriately to sustain economic growth. Given an uncertain market outlook and muted inflation pressure, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. Fed Chairman Powell signaled a likely pause on future interest rate cuts during the October 2019 meeting. Meanwhile, other central banks have continued their accommodative policies. The European Central Bank (ECB) kept its benchmark refinancing rate unchanged at 0% at its September 2019 meeting, and approved a new round of bond purchases at a monthly pace of €20 billion beginning on November 1st 2019, in an attempt to boost growth and inflation amid global trade tensions and Brexit uncertainty. The Bank of Japan (BoJ) also maintained its stimulative monetary policy at its October 2019 meeting, as short-term interest rates remained unchanged at -0.1%, and the bank kept its 10-year government bond yield target at around 0%. The BoJ also signaled that it may cut interest rates in the near future to support growth.

The International Monetary Fund cut its global growth estimate to 3.0% for 2019, its lowest level since 2008-2009. The International Monetary Fund projects growth to pick up to 3.4% in 2020, “reflecting primarily a projected improvement in economic performance in a number of emerging markets in Latin America, the Middle East, and emerging and developing Europe that are under macroeconomic strain. Yet, with uncertainty about prospects for several of these countries, a projected slowdown in China and the United States, and prominent downside risks, a much more subdued pace of global activity could well materialize”. Unemployment declined or stayed at multi-year lows in most developed countries, falling to 7.5% in the euro area, 3.6% in the United States, and 3.6% in China, while staying at 2.4% in Japan, all multiyear lows. Gross Domestic Product growth has remained positive in most developed countries, while inflation remained subdued, allowing central banks to continue their stimulative monetary policies with global stock markets as the beneficiaries.

Stock selection, most notably in the consumer discretionary and real estate sectors, was the primary driver of relative underperformance during the period. Within the real estate sector, shares of Neinor Homes SA detracted from relative performance. Shares of the Spanish real estate development company fell after it cut guidance for home deliveries for 2019 and 2020. In addition, within the consumer discretionary sector, shares of United Arrows Ltd. detracted from relative performance. The Tokyo-based fashion apparel company’s stock fell due to a general correction in the broader apparel industry as well as the earnings impact of transferring shares in Chrome Hearts.

Within the real estate sector, shares of Kerry Properties Ltd. detracted from relative performance over the period. Shares of the Hong Kong based property development company fell amid overall weak office demand likely due to the U.S.-China trade dispute, as well as significant damage to the local economy inflicted by the Hong Kong protests.

Conversely, stock selection in the consumer staples and materials sectors contributed to relative performance. Within the consumer staples sector, shares of Britvic Plc contributed to relative performance. Shares of the British soft drinks manufacturing company rose after sell-side analysts highlighted improving investor confidence, business continuity planning efficiency-program completion, improving free cash flow, revenue growth, a Brazil turnaround, and M&A/capital returns optionality. In addition, holdings of C&C Group Plc contributed to relative performance during the period. Shares of the Ireland-based alcoholic beverage manufacturing company rose after it guided to double-digit EPS growth in fiscal year 2020 and announced its intention to gain admission to the FTSE 250 Index.

Within the materials sector, an overweight position to Hudbay Minerals, Inc contributed to relative performance, as shares of the company rose throughout the period. The Canadian mining company benefited from a positive outlook following receipt of the Rosemont mine permits and improved operations across its portfolio.

Lord Abbett International Value Fund

For the fiscal year ended October 31, 2019, the Fund returned 6.91%, reflecting performance at the net asset value (NAV) of Class A Shares with all distributions reinvested, compared to its benchmark, the MSCI EAFE Value Index with Net Dividends,12 which returned 5.51% over the same period.

Over the period, global equity markets outside the United States experienced significant positive performance, as most central banks remained accommodative, interest rates remained low, and unemployment steadily declined. In addition, corporate earnings remained strong, while global economic growth showed signs of a synchronized slowdown. Overall, European markets (as measured by the Euro Stoxx 50® Index8) rose roughly 11.1% in U.S. dollars for the period, while Japan’s Nikkei 2259 rose 9.5%.

One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed will act appropriately to sustain economic growth. Given an uncertain market outlook and muted inflation pressure, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. Chairman Powell signaled a likely pause on future interest rate cuts during the October 2019 meeting. Meanwhile, other central banks have continued their accommodative policies. The European Central Bank (ECB) kept its benchmark refinancing rate unchanged at 0% at its September 2019 meeting, and approved a new round of bond purchases at a monthly pace of €20 billion beginning on November 1st 2019, in an attempt to boost growth and inflation amid global trade tensions and Brexit uncertainty. The Bank of Japan (BoJ) also maintained its stimulative monetary policy at its October 2019 meeting, as short-term interest rates remained unchanged at -0.1%, and the bank kept its 10-year government bond yield target at around 0%. The BoJ also signaled that it may cut interest rates in the near future to support growth.

The International Monetary Fund cut its global growth estimate to 3.0% for

2019, its lowest level since 2008-2009. The International Monetary Growth projects growth to pick up to 3.4% in 2020, “reflecting primarily a projected improvement in economic performance in a number of emerging markets in Latin America, the Middle East, and emerging and developing Europe that are under macroeconomic strain. Yet, with uncertainty about prospects for several of these countries, a projected slowdown in China and the United States, and prominent downside risks, a much more subdued pace of global activity could well materialize”. Unemployment declined or stayed at multi-year lows in most developed countries, falling to 7.5% in the euro area, 3.6% in the United States, and 3.6% in China, while staying at 2.4% in Japan, all multiyear lows. Gross Domestic Product growth has remained positive in most developed countries, while inflation remained subdued, allowing central banks to continue their stimulative monetary policies with global stock markets as the beneficiaries.

During the period, the Fund’s outperformance relative to the benchmark was driven by its stock selection within the financials and energy sectors. Within the financials sector, shares of Swiss Life Holding AG, a Swiss financial services company, rose as strong first half 2019 figures showed growth in net earned premiums, third-party assets under management, and net profit attributable to shareholders. Additionally, an overweight position in Allianz SE contributed to relative performance throughout the year. The German insurance and financial services company’s stock rose as management highlighted its determination to deliver on all targets—both operating profit targets and strategic plan targets—despite low interest rates in two key countries, Germany and France.

Within the energy sector, shares of Lukoil PJSC, a Russian oil production company, contributed to relative performance. The company’s stock advanced after the company’s board approved a new dividend policy and recommended the biggest-ever interim payout for this year, amounting to at least 100% of its adjusted free cash flow as dividend.

Conversely, stock selection within the consumer discretionary and real estate sectors detracted from relative performance. Within the consumer discretionary sector, shares of Tui AG, a Germany-based tourism service provider, fell after the company’s costs rose dramatically due to Boeing’s 737 MAX aircraft grounding. Additionally, Continental AG, a German tire, automotive parts, and industrial products manufacturer, detracted from relative performance. The company’s stock fell as car-parts suppliers performed poorly amid falling worldwide vehicle production and increased uncertainty about tariffs.

Within the real estate sector, shares of Kerry Properties Ltd., a Hong Kong-based real estate development company, detracted from performance. Shares fell amid overall weak office demand due to the U.S.-China trade dispute and due to significant damage to the local economy inflicted by the Hong Kong protests.

Lord Abbett Value Opportunities Fund

For the fiscal year ended October 31, 2019, the Fund returned 5.22%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2500™ Index,13 which returned 8.84% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 14.33% during the period, while small cap stocks, as represented by the Russell 2000® Index,1 were up 4.90%. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. Since the beginning of 2019, both the U.S. and China have imposed tariffs of roughly $550 billion and $185 billion on each country’s products, respectively. One of the more notable shifts over the year was the

U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given the uncertain market outlook and the muted inflation pressure, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve and further increased the partial curve inversion. In fact, in July, the yield on the 10-year U.S. Treasury fell to its lowest level since 2016. Bond yields continued to fall and, in August, the spread between the U.S. 10 year Treasury and the 2 year Treasury temporarily inverted. In September, a large rotation from growth into value took place; however, market participants were uncertain about the longevity of the rotation. Geopolitics also contributed to market volatility. Following a coordinated drone strike on Saudi Arabia, Brent crude oil prices increased 20% in one trading session. Despite the record increase, oil prices retracted their gains within weeks.

The Fund’s holding of Conduent, Inc., a business process services provider, was the largest detractor from relative performance over the period. The firm’s stock price dropped precipitously after CEO Ashok Vemuri announced his intention to step down. The announcement came after a series of disappointing quarterly results as well as litigation issues with the state of Texas. The Fund’s position in Plantronics, Inc., a headsets, video, and content sharing solutions distributor, also detracted from relative performance. Shares of Plantronics sold off following the firm’s acquisition of Polycom in July of 2018. While shares rose in the immediate aftermath of the deal announcement, several missteps following the acquisition weighed on Plantronic’s shares over the remainder of the period. The Fund’s position in Centennial Resource Development also detracted from relative performance. Shares of the oil and natural gas company came under pressure throughout the period as the company faced a series of headwinds. In particular, oil price volatility weighed on the company’s profits and in turn resulted in the company announcing a pullback in daily oil production.

Conversely, the Fund’s holding of Reliance Steel & Aluminum Co., a metal processing services and distribution company, contributed most to relative performance over the period. Shares of Reliance Steel & Aluminum rose throughout the period after the company reported solid quarterly earnings. Most notably, the company’s third quarter EPS and free cash flow to equity came in well above the analysts’ expectations. The firm continued to see strong underlying construction demand and remained constructive on the aerospace and automotive markets. Another contributor during the period was the Fund’s position in Entegris, Inc., a specialty materials supplier to the microelectronics industry. Shares of Entegris rose after the company announced the acquisition of MPD Chemicals, which the market expected would diversify Entegris’ engineered materials portfolio. The Fund’s holding in RenaissanceRe Holdings Ltd., an insurance provider, also contributed to relative performance. Shares of RenaissanceRe Holdings rose following an impressive first quarter, where earnings beat consensus and the firm reported robust top-line growth and strong accident-year results.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3   The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

4   The Russell 2000 Value® Index measures the performance of those stocks of the Russell 2000 Index with lower price-to-book ratios and lower relative forecasted growth rates. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

5   The Russell Microcap® Value Index measures the performance of those Russell Microcap Index companies with lower price-to-book ratios and lower forecasted growth values.

6   The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

7   The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

8   The EURO STOXX 50® Index represents the performance of the 50 largest companies among the 19 supersectors in terms of free-float market cap in 12 eurozone countries. These countries include Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The Index has a fixed number of components and is part of the STOXX® blue-chip index family. The Index captures about 60% of the free-float market cap of the EURO STOXX® Total Market Index (TMI).

9   The Nikkei 225 is used around the globe as the premier index of Japanese stocks. Because of the prominent nature of the Index, many financial products linked to the Nikkei 225 that have been created are traded worldwide, and the Index has been sufficiently used as the indicator of the movement of Japanese stock markets. The Nikkei 225 is a price-

weighted equity index, which consists of 225 stocks in the 1st section of the Tokyo Stock Exchange.

10   The MSCI ACWI (All Country World Index) ex-U.S. Index is a subset of the MSCI ACWI Index. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ex-U.S. Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals domiciled in the country of the company, but does not include tax credits. The MSCI ACWI ex-U.S. Index with Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

11   The S&P Developed Ex-U.S. SmallCap® Index captures the bottom 15% of companies domiciled in the developed markets (excluding the United States) within the S&P Global BMI with a float-adjusted market capitalization of at least US$100 million and a value traded of at least US$50 million for the past 12 months at the time of the annual reconstitution. Stocks are excluded if their market capitalization falls below US$75 million, or if the value traded is less than US$35 million at the time of reconstitution.

12   The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

13   The Russell 2500™ Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000® Index universe of United States-based listed equities.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place for Alpha Strategy Fund, Focused Growth Fund, Focused Small Cap Value Fund, Global Equity Research Fund, Global Select Equity Fund, International Equity Fund and International Value Fund. Without such expense waivers and reimbursements, each Fund’s returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of October 31, 2019. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Alpha Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Index, the 85% Russell 2000® Index/15% S&P Developed Ex-U.S. SmallCap Index and the Lipper Small-Cap Core Category Funds Average, assuming reinvestment of all dividends and distributions. The Fund has adopted the Russell 2000® Index, a more broad-based index, as its primary benchmark index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2019

	1 Year	5 Years	10 Years	Life of Class
Class A4	–0.41%	5.76%	10.89%	–
Class C5	3.98%	6.22%	10.73%	–
Class F6	5.81%	7.18%	11.72%	–
Class F3[7]	6.03%	–	–	8.64%
Class I6	5.88%	7.29%	11.83%	–
Class R2[6]	5.26%	6.64%	11.16%	–
Class R3[6]	5.38%	6.76%	11.28%	–
Class R4[8]	5.61%	–	–	5.85%
Class R5[8]	5.90%	–	–	6.13%
Class R6[8]	5.98%	–	–	6.18%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2019, is calculated using the SEC-required uniform method to compute such return.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Performance is at net asset value.

7    Commenced operations and performance for the Class began on April 4, 2017. Performance is at its net asset value.

8    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Focused Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Growth Total Return Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Period Ended October 31, 2019

Life of Class
Class A3	–0.25%
Class C4	4.33%
Class F5	6.07%
Class F3[5]	6.13%
Class I5	6.13%
Class R3[5]	5.73%
Class R4[5]	5.93%
Class R5[5]	6.07%
Class R6[5]	6.13%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index begins on January 31, 2019.

3    Class A shares commenced operations on January 30, 2019 and performance for the Class began on January 31, 2019. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2019, is calculated using the SEC-required uniform method to compute such return.

4    Class C shares commenced operations on January 30, 2019 and performance for the Class began on January 31, 2019. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5    Commenced operations on January 30, 2019 and performance for the Classes began on January 31, 2019. Performance is at net asset value.

Focused Small Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Value Total Return Index and the Russell 2000® Total Return Index, assuming reinvestment of all dividends and distributions. The Fund has adopted the Russell 2000® Value Total Index as its primary benchmark index and therefore will remove the Russell Microcap® Value Index from its next annual report. The Fund believes that the Russell 2000® Value Total Index more closely reflects the Fund’s investment strategies than the Russell Microcap® Value Index. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2019

	1 Year	5 Years	10 Years	Life of Class
Class A3	–4.17%	6.00%	10.78%	–
Class C4	–	–	–	–3.46%
Class F5	–	–	–	–2.15%
Class F3[5]	–	–	–	–2.15%
Class I6	1.77%	7.28%	11.54%	–
Class R3[5]	–	–	–	–2.34%
Class R4[5]	–	–	–	–2.26%
Class R5[5]	–	–	–	–2.15%
Class R6[5]	–	–	–	–2.12%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2019, is calculated using the SEC required uniform method to compute such return.

4    Class C shares commenced operations on June 28, 2019 and performance for the Class began on July 1, 2019. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value

5    Commenced operations on June 28, 2019 and performance for the Class began on July 1, 2019. Performance is at net asset value.

6    Performance is at net asset value.

Fundamental Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Value Index, Russell 3000® Value Index, Russell 3000® Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2019

	1 Year	5 Years	10 Years	Life of Class
Class A3	2.29%	5.28%	9.81%	–
Class C4	6.73%	5.75%	9.70%	–
Class F5	8.71%	6.71%	10.69%	–
Class F3[6]	8.92%	–	–	6.95%
Class I5	8.84%	6.81%	10.80%	–
Class P5	8.30%	6.33%	10.31%	–
Class R2[5]	8.17%	6.17%	10.14%	–
Class R3[5]	8.27%	6.28%	10.25%	–
Class R4[7]	8.51%	–	–	6.92%
Class R5[7]	8.76%	–	–	7.19%
Class R6[7]	8.83%	–	–	7.29%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2019, is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Global Equity Research Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Index with Net Dividends and the MSCI All Country World Index with Gross Dividends, assuming reinvestment of all dividends and distributions. The MSCI All Country World Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI All Country World Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2019

	1 Year	Life of Class
Class A3	4.45%	7.00%
Class C4	9.05%	8.48%
Class F5	11.07%	9.46%
Class F3[6]	11.22%	9.26%
Class I5	11.19%	9.57%
Class R2[5]	10.57%	8.93%
Class R3[5]	10.63%	9.02%
Class R4[5]	10.89%	9.31%
Class R5[5]	11.19%	9.57%
Class R6[5]	11.13%	9.59%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on January 18, 2017.

3    Class A shares commenced operations on January 17, 2017 and performance for the Class began on January 18, 2017. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2019, is calculated using the SEC-required uniform method to compute such return.

4    Class C shares commenced operations on January 17, 2017 and performance for the Class began on January 18, 2017. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Commenced operations on January 17, 2017 and performance for the Class began on January 18, 2017. Performance is at net asset value.

6    Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

Global Select Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Index with Net Dividends and the MSCI All Country World Index with Gross Dividends, assuming reinvestment of all dividends and distributions. The MSCI All Country World Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI All Country World Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2019

	1 Year	Life of Class
Class A3	1.16%	–3.40%
Class C4	5.54%	0.57%
Class F5	7.61%	1.55%
Class F3[5]	7.70%	1.67%
Class I5	7.59%	1.53%
Class R3[5]	7.14%	1.08%
Class R4[5]	7.33%	1.28%
Class R5[5]	7.59%	1.53%
Class R6[5]	7.70%	1.67%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on July 31, 2018.

3    Class A shares commenced operations on July 30, 2018 and performance for the Class began on July 31, 2018. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2019, is calculated using the SEC-required uniform method to compute such return.

4    Class C shares commenced operations on July 30, 2018 and performance for the Class began on July 31, 2018. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Commenced operations on July 30, 2018 and performance for the Class began on July 31, 2018. Performance is at net asset value.

Growth Leaders Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Growth Index, Russell 3000® Growth Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2019

	1 Year	5 Years	Life of Class
Class A3	8.69%	10.67%	12.49%
Class C4	13.51%	11.17%	12.49%
Class F5	15.63%	12.23%	13.53%
Class F3[6]	15.68%	–	17.39%
Class I5	15.62%	12.28%	13.61%
Class R2[5]	14.94%	11.60%	13.10%
Class R3[5]	15.03%	11.71%	13.09%
Class R4[7]	15.35%	–	12.09%
Class R5[7]	15.61%	–	12.39%
Class R6[7]	15.68%	–	12.46%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index begins on June 30, 2011.

3   Class A shares commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2019, is calculated using the SEC-required uniform method to compute such return.

4   Class C shares commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

International Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-USA® Index with Net Dividends and the MSCI ACWI ex-USA® Index with Gross Dividends, assuming reinvestment of all dividends and distributions. The MSCI ACWI ex-USA Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI ACWI ex-USA Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2019

	1 Year	5 Years	10 Years	Life of Class
Class A3	4.31%	0.35%	2.77%	–
Class C4	8.88%	0.82%	2.68%	–
Class F5	10.90%	1.78%	3.62%	–
Class F3[6]	11.13%	–	–	5.01%
Class I5	11.04%	1.90%	3.74%	–
Class P5	10.50%	1.36%	3.23%	–
Class R2[5]	10.32%	1.19%	3.08%	–
Class R3[5]	10.39%	1.31%	3.18%	–
Class R4[7]	10.77%	–	–	2.02%
Class R5[7]	11.00%	–	–	2.26%
Class R6[7]	11.04%	–	–	2.40%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2019, is calculated using the SEC-required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

International Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P Developed Ex-U.S. SmallCap® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2019

	1 Year	5 Years	10 Years	Life of Class
Class A3	0.88%	3.72%	6.72%	–
Class C4	5.29%	4.19%	6.60%	–
Class F5	7.19%	5.11%	7.55%	–
Class F3[6]	7.43%	–	–	3.77%
Class I5	7.24%	5.21%	7.65%	–
Class P5	6.80%	4.75%	7.18%	–
Class R2[5]	6.67%	4.59%	7.02%	–
Class R3[5]	6.77%	4.72%	7.15%	–
Class R4[7]	7.06%	–	–	2.92%
Class R5[7]	7.25%	–	–	3.16%
Class R6[7]	7.37%	–	–	3.29%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2019, is calculated using the SEC-required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

International Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) EAFE Value Index with Net Dividends and the MSCI EAFE Value Index with Gross Dividends, assuming reinvestment of all dividends and distributions. The MSCI EAFE Value Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI EAFE Value Index. The performance of other classes will be greater than or less than the performance shown in the graph due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2019

	1 Year	5 Years	10 Years	Life of Class
Class A3	0.77%	–1.28%	2.19%	–
Class C4	5.12%	–0.85%	2.09%	–
Class F5	7.04%	0.08%	3.04%	–
Class F3[6]	7.15%	–	–	3.28%
Class I5	7.29%	0.19%	3.15%	–
Class R2[5]	6.54%	–0.48%	2.60%	–
Class R3[5]	6.56%	–0.37%	2.60%	–
Class R4[7]	6.92%	–	–	0.69%
Class R5[7]	7.16%	–	–	0.95%
Class R6[7]	7.15%	–	–	0.99%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2019, is calculated using the SEC-required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Value Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2500TM Index and the Russell 2500TM Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2019

	1 Year	5 Years	10 Years	Life of Class
Class A3	–0.83%	4.45%	9.84%	–
Class C4	3.55%	4.91%	9.73%	–
Class F5	5.38%	5.86%	10.72%	–
Class F3[6]	5.61%	–	–	4.88%
Class I5	5.51%	5.96%	10.82%	–
Class P5	5.05%	5.48%	10.33%	–
Class R2[5]	4.88%	5.35%	10.17%	–
Class R3[5]	4.94%	5.44%	10.27%	–
Class R4[7]	5.27%	–	–	4.79%
Class R5[7]	5.55%	–	–	5.06%
Class R6[7]	5.62%	–	–	5.16%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2019, is calculated using the SEC-required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 through October 31, 2019).

Actual Expenses

For each class of each Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/19 – 10/31/19” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Alpha Strategy Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	5/1/19	10/31/19	5/1/19 – 10/31/19
Class A
Actual	$1,000.00	$ 976.80	$2.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.04	$2.19
Class C
Actual	$1,000.00	$ 973.40	$5.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.21	$6.06
Class F
Actual	$1,000.00	$ 977.80	$1.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.74	$1.48
Class F3
Actual	$1,000.00	$ 978.70	$0.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.70	$0.51
Class I
Actual	$1,000.00	$ 978.20	$0.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.25	$0.97
Class R2
Actual	$1,000.00	$ 975.10	$3.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.22	$4.02
Class R3
Actual	$1,000.00	$ 975.70	$3.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.73	$3.52
Class R4
Actual	$1,000.00	$ 976.80	$2.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.99	$2.24
Class R5
Actual	$1,000.00	$ 978.20	$0.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.25	$0.97
Class R6
Actual	$1,000.00	$ 978.30	$0.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.70	$0.51

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.43% for Class A, 1.19% for Class C, 0.29% for Class F, 0.10% for Class F3, 0.19% for Class I, 0.79% for Class R2, 0.69% for Class R3, 0.44% for Class R4, 0.19% for Class R5 and 0.10% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
#	Does not include expenses of Underlying Funds in which Alpha Strategy Fund invests.

Portfolio Holdings Presented by Portfolio Allocation

October 31, 2019

Underlying Fund Name	%*
Lord Abbett Developing Growth Fund, Inc. - Class I	18.99%
Lord Abbett Research Fund, Inc. - Small Cap Value Fund - Class I	20.25%
Lord Abbett Securities Trust - Focused Small Cap Value Fund - Class I	10.30%
Lord Abbett Securities Trust - International Opportunities Fund - Class I	20.49%
Lord Abbett Securities Trust - Micro-Cap Growth Fund - Class I	9.58%
Lord Abbett Securities Trust - Value Opportunities Fund - Class I	20.31%
Repurchase Agreement	0.08%
Total	100.00%

*	Represents percent of total investments.

Focused Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/19	10/31/19	5/1/19 – 10/31/19
Class A
Actual	$1,000.00	$1,058.70	$5.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35
Class C
Actual	$1,000.00	$1,053.30	$9.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.13	$9.15
Class F
Actual	$1,000.00	$1,060.70	$4.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class F3
Actual	$1,000.00	$1,061.30	$3.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.53	$3.72
Class I
Actual	$1,000.00	$1,061.30	$4.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class R3
Actual	$1,000.00	$1,057.30	$6.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61
Class R4
Actual	$1,000.00	$1,059.30	$5.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35
Class R5
Actual	$1,000.00	$1,060.70	$4.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class R6
Actual	$1,000.00	$1,061.30	$3.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.53	$3.72

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.05% for Class A, 1.80% for Class C, 0.80% for Class F, 0.73% for Class F3, 0.80% for Class I, 1.30% for Class R3, 1.05% for Class R4, 0.80% for Class R5 and 0.73% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2019

Sector*	%**
Auto	2.36%
Capital Goods	10.80%
Consumer Cyclical	7.05%
Consumer Discretionary	7.21%
Consumer Services	2.34%
Sector*	%**
Financial Services	8.69%
Health Care	10.77%
Technology	47.89%
Repurchase Agreement	2.89%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Focused Large Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/26/19	10/31/19	7/26/19 – 10/31/19
Class A
Actual	$1,000.00	$ 983.30	$2.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.57	$2.51
Class C
Actual	$1,000.00	$ 981.30	$4.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,008.56	$4.47
Class F
Actual	$1,000.00	$ 984.00	$1.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,011.17	$1.86
Class F3
Actual	$1,000.00	$ 984.00	$1.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,011.37	$1.65
Class I
Actual	$1,000.00	$ 984.00	$1.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,011.19	$1.86
Class R3
Actual	$1,000.00	$ 982.70	$3.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,009.89	$3.16
Class R4
Actual	$1,000.00	$ 983.30	$2.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.52	$2.51
Class R5
Actual	$1,000.00	$ 984.00	$1.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,011.14	$1.86
Class R6
Actual	$1,000.00	$ 984.00	$1.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,011.37	$1.65

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.96% for Class A, 1.71% for Class C, 0.71% for Class F, 0.63% for Class F3, 0.71% for Class I, 1.21% for Class R3, 0.96% for Class R4, 0.71% for Class R5 and 0.63% for Class R6) multiplied by the average account value over the period, multiplied by 95/365 (to reflect the period from July 26, 2019, commencement of operations, to October 31, 2019).

Portfolio Holdings Presented by Sector

October 31, 2019

Sector*	%**
Auto	2.30%
Capital Goods	3.54%
Consumer Cyclical	7.51%
Consumer Discretionary	7.78%
Consumer Services	1.32%
Energy	6.14%
Financial Services	31.48%
Health Care	9.43%
Sector*	%**
Integrated Oils	2.62%
Materials & Processing	7.38%
Producer Durables	12.11%
Technology	3.14%
Telecommunications	3.33%
Utilities	1.49%
Repurchase Agreement	0.43%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Focused Small Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/19	10/31/19	5/1/19 – 10/31/19
Class A*
Actual	$1,000.00	$ 933.20	$6.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$7.17
Class C
Actual	$1,000.00	$ 975.20	$6.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.04	$6.88
Class F
Actual	$1,000.00	$ 978.50	$3.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.51	$3.49
Class F3
Actual	$1,000.00	$ 978.50	$3.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.72	$3.22
Class I*
Actual	$1,000.00	$ 934.10	$6.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.95	$6.31
Class R3
Actual	$1,000.00	$ 976.60	$5.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,011.73	$5.19
Class R4
Actual	$1,000.00	$ 977.40	$4.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,012.57	$4.34
Class R5
Actual	$1,000.00	$ 978.50	$3.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.41	$3.49
Class R6
Actual	$1,000.00	$ 978.80	$3.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.72	$3.22

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.41% for Class A, 2.03% for Class C, 1.03% for Class F, 0.95% for Class F3, 1.24% for Class I, 1.53% for Class R3, 1.28% for Class R4, 1.03% for Class R5 and 0.95% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period for Classes A and I) and multiplied by 123/365 (to reflect the period from June 28, 2019, commencement of operations, to October 31, 2019, for Class C, F, F3, R3, R4, R5 and R6).
*	The annualized expenses have been updated (1.28% for Class A and 1.03% for Class I). Had these updated expense ratios been in place throughout the most recent fiscal half-year, expenses paid during the period would have been:

	Actual	Hypothetical (5% Return Before Expenses)
Class A	$6.24	$6.49
Class I	$5.02	$5.23

Portfolio Holdings Presented by Sector

October 31, 2019

Sector*	%**
Communication Services	3.52%
Consumer Discretionary	16.59%
Consumer Staples	2.26%
Energy	5.83%
Financials	27.48%
Health Care	4.43%
Sector*	%**
Industrials	22.08%
Information Technology	9.66%
Materials	5.24%
Real Estate	2.91%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Fundamental Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/19	10/31/19	5/1/19 – 10/31/19
Class A
Actual	$1,000.00	$1,006.40	$5.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.21	$5.04
Class C
Actual	$1,000.00	$1,002.70	$8.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.43	$8.84
Class F
Actual	$1,000.00	$1,007.30	$4.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.97	$4.28
Class F3
Actual	$1,000.00	$1,008.70	$3.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.98	$3.26
Class I
Actual	$1,000.00	$1,008.00	$3.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.48	$3.77
Class P
Actual	$1,000.00	$1,005.70	$6.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.21	$6.06
Class R2
Actual	$1,000.00	$1,004.90	$6.77
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.45	$6.82
Class R3
Actual	$1,000.00	$1,004.90	$6.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.95	$6.31
Class R4
Actual	$1,000.00	$1,006.50	$5.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.21	$5.04
Class R5
Actual	$1,000.00	$1,008.00	$3.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.48	$3.77
Class R6
Actual	$1,000.00	$1,007.90	$3.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.98	$3.26

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.99% for Class A, 1.74% for Class C, 0.84% for Class F, 0.64% for Class F3, 0.74% for Class I, 1.19% for Class P, 1.34% for Class R2, 1.24% for Class R3, 0.99% for Class R4, 0.74% for Class R5 and 0.64% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2019

Sector*	%**
Communication Services	8.09%
Consumer Discretionary	4.97%
Consumer Staples	8.70%
Energy	8.76%
Financials	23.65%
Health Care	13.70%
Industrials	10.66%
Sector*	%**
Information Technology	8.36%
Materials	4.14%
Real Estate	2.40%
Utilities	6.29%
Repurchase Agreement	0.28%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Global Equity Research Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/19	10/31/19	5/1/19 – 10/31/19
Class A
Actual	$1,000.00	$1,021.30	$4.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58
Class C
Actual	$1,000.00	$1,017.00	$8.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.89	$8.39
Class F
Actual	$1,000.00	$1,021.20	$3.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82
Class F3
Actual	$1,000.00	$1,022.10	$3.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.03	$3.21
Class I
Actual	$1,000.00	$1,022.10	$3.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.93	$3.31
Class R2
Actual	$1,000.00	$1,019.50	$6.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.36
Class R3
Actual	$1,000.00	$1,019.60	$5.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85
Class R4
Actual	$1,000.00	$1,021.30	$4.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58
Class R5
Actual	$1,000.00	$1,022.10	$3.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.93	$3.31
Class R6
Actual	$1,000.00	$1,022.10	$3.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.03	$3.21

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.90% for Class A, 1.65% for Class C, 0.75% for Class F, 0.63% for Class F3, 0.65% for Class I, 1.25% for Class R2, 1.15% for Class R3, 0.90% for Class R4, 0.65% for Class R5 and 0.63% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2019

Sector*	%**
Communication Services	8.37%
Consumer Discretionary	10.20%
Consumer Staples	8.10%
Energy	4.90%
Financials	21.94%
Health Care	10.58%
Industrials	9.61%
Sector*	%**
Information Technology	13.86%
Materials	4.41%
Real Estate	3.09%
Utilities	3.15%
Repurchase Agreement	1.79%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Global Select Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/19	10/31/19	5/1/19 – 10/31/19
Class A
Actual	$1,000.00	$1,020.90	$5.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35
Class C
Actual	$1,000.00	$1,016.90	$9.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.13	$9.15
Class F
Actual	$1,000.00	$1,021.50	$4.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class F3
Actual	$1,000.00	$1,022.20	$3.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.73	$3.52
Class I
Actual	$1,000.00	$1,021.50	$4.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class R3
Actual	$1,000.00	$1,019.50	$6.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61
Class R4
Actual	$1,000.00	$1,020.20	$5.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35
Class R5
Actual	$1,000.00	$1,021.50	$4.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class R6
Actual	$1,000.00	$1,022.20	$3.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.73	$3.52

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.05% for Class A, 1.80% for Class C, 0.80% for Class F, 0.69% for Class F3, 0.80% for Class I, 1.30% for Class R3, 1.05% for Class R4, 0.80% for Class R5 and 0.69% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2019

Sector*	%**
Capital Goods	1.23%
Consumer Cyclical	9.58%
Consumer Discretionary	4.47%
Consumer Services	2.97%
Consumer Staples	7.64%
Energy	5.14%
Financial Services	27.50%
Health Care	12.31%
Sector*	%**
Materials & Processing	5.90%
Other	0.55%
Producer Durables	2.81%
Technology	11.87%
Telecommunications	2.29%
Transportation	4.47%
Utilities	1.27%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Growth Leaders Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/19	10/31/19	5/1/19 – 10/31/19
Class A
Actual	$1,000.00	$ 996.90	$4.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.52	$4.74
Class C
Actual	$1,000.00	$ 992.90	$8.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.74	$8.54
Class F
Actual	$1,000.00	$ 998.30	$3.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.78	$3.47
Class F3
Actual	$1,000.00	$ 998.30	$3.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.08	$3.16
Class I
Actual	$1,000.00	$ 998.30	$3.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.78	$3.47
Class R2
Actual	$1,000.00	$ 995.40	$6.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.75	$6.51
Class R3
Actual	$1,000.00	$ 995.40	$5.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.26	$6.01
Class R4
Actual	$1,000.00	$ 996.90	$4.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.52	$4.74
Class R5
Actual	$1,000.00	$ 998.30	$3.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.78	$3.47
Class R6
Actual	$1,000.00	$ 998.30	$3.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.08	$3.16

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.93% for Class A, 1.68% for Class C, 0.68% for Class F, 0.62% for Class F3, 0.68% for Class I, 1.28% for Class R2, 1.18% for Class R3, 0.93% for Class R4, 0.68% for Class R5 and 0.62% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2019

Sector*	%**
Communication Services	13.85%
Consumer Discretionary	19.74%
Financials	3.59%
Health Care	12.67%
Industrials	10.14%
Sector*	%**
Information Technology	36.99%
Real Estate	1.12%
Repurchase Agreement	1.90%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Health Care Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/26/19	10/31/19	7/26/19 – 10/31/19
Class A
Actual	$1,000.00	$ 965.30	$2.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.38	$2.69
Class C
Actual	$1,000.00	$ 963.30	$4.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,008.38	$4.65
Class F
Actual	$1,000.00	$ 966.00	$2.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.98	$2.04
Class F3
Actual	$1,000.00	$ 966.00	$1.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,011.19	$1.83
Class I
Actual	$1,000.00	$ 966.00	$2.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.98	$2.04
Class R3
Actual	$1,000.00	$ 964.70	$3.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,009.66	$3.35
Class R4
Actual	$1,000.00	$ 965.30	$2.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.31	$2.69
Class R5
Actual	$1,000.00	$ 966.00	$2.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,011.04	$2.04
Class R6
Actual	$1,000.00	$ 966.00	$1.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,011.19	$1.83

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.03% for Class A, 1.78% for Class C, 0.78% for Class F, 0.70% for Class F3, 0.78% for Class I, 1.28% for Class R3, 1.03% for Class R4, 0.78% for Class R5 and 0.70% for Class R6) multiplied by the average account value over the period, multiplied by 95/365 (to reflect the period from July 26, 2019, commencement of operations, to October 31, 2019).

Portfolio Holdings Presented by Sector

October 31, 2019

Sector*	%**
Financial Services	0.97%
Health Care	95.31%
Materials & Processing	0.77%
Technology	2.95%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/19	10/31/19	5/1/19 – 10/31/19
Class A
Actual	$1,000.00	$1,024.10	$5.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.96
Class C
Actual	$1,000.00	$1,021.10	$9.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.53	$9.75
Class F
Actual	$1,000.00	$1,025.80	$4.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89
Class F3
Actual	$1,000.00	$1,026.90	$4.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.07	$4.18
Class I
Actual	$1,000.00	$1,026.20	$4.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.87	$4.38
Class P
Actual	$1,000.00	$1,024.00	$6.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.97
Class R2
Actual	$1,000.00	$1,022.50	$7.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.54	$7.73
Class R3
Actual	$1,000.00	$1,022.90	$7.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.05	$7.22
Class R4
Actual	$1,000.00	$1,025.00	$5.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.96
Class R5
Actual	$1,000.00	$1,026.30	$4.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.69
Class R6
Actual	$1,000.00	$1,026.10	$4.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.07	$4.18

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.17% for Class A, 1.92% for Class C, 0.96% for Class F, 0.82% for Class F3, 0.86% for Class I, 1.37% for Class P, 1.52% for Class R2, 1.42% for Class R3, 1.17% for Class R4, 0.92% for Class R5 and 0.82% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2019

Sector*	%**
Communication Services	1.60%
Consumer Discretionary	10.02%
Consumer Staples	11.75%
Energy	6.67%
Financials	21.66%
Health Care	9.05%
Industrials	13.28%
Sector*	%**
Information Technology	13.36%
Materials	6.41%
Real Estate	2.69%
Utilities	1.22%
Repurchase Agreement	2.29%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/19	10/31/19	5/1/19 – 10/31/19
Class A
Actual	$1,000.00	$1,017.80	$ 6.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$ 6.36
Class C
Actual	$1,000.00	$1,013.70	$10.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.12	$10.16
Class F
Actual	$1,000.00	$1,018.60	$ 5.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$ 5.55
Class F3
Actual	$1,000.00	$1,019.70	$ 4.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$ 4.63
Class I
Actual	$1,000.00	$1,019.10	$ 5.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$ 5.09
Class P
Actual	$1,000.00	$1,016.70	$ 7.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$ 7.38
Class R2
Actual	$1,000.00	$1,016.20	$ 8.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.14	$ 8.13
Class R3
Actual	$1,000.00	$1,016.90	$ 7.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.64	$ 7.63
Class R4
Actual	$1,000.00	$1,017.90	$ 6.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$ 6.36
Class R5
Actual	$1,000.00	$1,019.10	$ 5.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$ 5.09
Class R6
Actual	$1,000.00	$1,019.70	$ 4.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$ 4.63

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.25% for Class A, 2.00% for Class C, 1.09% for Class F, 0.91% for Class F3, 1.00% for Class I, 1.45% for Class P, 1.60% for Class R2, 1.50% for Class R3, 1.25% for Class R4, 1.00% for Class R5 and 0.91% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2019

Sector*	%**
Communication Services	5.82%
Consumer Discretionary	10.34%
Consumer Staples	9.30%
Financials	16.80%
Health Care	6.75%
Industrials	17.66%
Sector*	%**
Information Technology	11.47%
Materials	7.60%
Real Estate	8.18%
Utilities	3.02%
Repurchase Agreement	3.06%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/19	10/31/19	5/1/19 – 10/31/19
Class A
Actual	$1,000.00	$1,014.90	$5.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70
Class C
Actual	$1,000.00	$ 1,011.10	$9.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.78	$9.50
Class F
Actual	$1,000.00	$1,015.60	$4.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.69
Class F3
Actual	$1,000.00	$1,016.20	$4.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13
Class I
Actual	$1,000.00	$1,016.10	$4.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.07	$4.18
Class R2
Actual	$1,000.00	$1,012.90	$7.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.80	$7.48
Class R3
Actual	$1,000.00	$1,012.10	$6.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.97
Class R4
Actual	$1,000.00	$1,014.90	$5.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70
Class R5
Actual	$1,000.00	$1,016.20	$4.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43
Class R6
Actual	$1,000.00	$1,016.20	$4.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.12% for Class A, 1.87% for Class C, 0.92% for Class F, 0.81% for Class F3, 0.82% for Class I, 1.47% for Class R2, 1.37% for Class R3, 1.12% for Class R4, 0.87% for Class R5 and 0.81% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2019

Sector*	%**
Communication Services	3.69%
Consumer Discretionary	12.09%
Consumer Staples	6.94%
Energy	10.02%
Financials	26.77%
Health Care	9.65%
Industrials	11.40%
Sector*	%**
Information Technology	4.89%
Materials	6.26%
Real Estate	4.76%
Utilities	1.84%
Repurchase Agreement	1.69%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Value Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/19	10/31/19	5/1/19 – 10/31/19
Class A
Actual	$1,000.00	$1,003.80	$5.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.26	$6.01
Class C
Actual	$1,000.00	$1,000.00	$9.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.48	$9.80
Class F
Actual	$1,000.00	$1,004.70	$5.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24
Class F3
Actual	$1,000.00	$1,005.70	$4.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.02	$4.23
Class I
Actual	$1,000.00	$1,005.20	$4.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.52	$4.74
Class P
Actual	$1,000.00	$1,002.80	$6.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$7.02
Class R2
Actual	$1,000.00	$1,002.30	$7.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.49	$7.78
Class R3
Actual	$1,000.00	$1,002.20	$7.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$7.27
Class R4
Actual	$1,000.00	$1,004.30	$5.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.26	$6.01
Class R5
Actual	$1,000.00	$1,005.20	$4.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.52	$4.74
Class R6
Actual	$1,000.00	$1,005.70	$4.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.02	$4.23

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.18% for Class A, 1.93% for Class C, 1.03% for Class F, 0.83% for Class F3, 0.93% for Class I, 1.38% for Class P, 1.53% for Class R2, 1.43% for Class R3, 1.18% for Class R4, 0.93% for Class R5 and 0.83% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2019

Sector*	%**
Communication Services	1.21%
Consumer Discretionary	11.52%
Consumer Staples	1.16%
Energy	1.99%
Financials	18.09%
Health Care	13.26%
Industrials	18.27%
Sector*	%**
Information Technology	17.27%
Materials	5.74%
Real Estate	5.47%
Utilities	5.92%
Repurchase Agreement	0.10%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

ALPHA STRATEGY FUND October 31, 2019

		Fair
		Value
Investments	Shares	(000)
INVESTMENTS IN UNDERLYING FUNDS(a)(b) 100.01%

Lord Abbett Developing Growth Fund, Inc. – Class I*(c)	6,293,405	$174,391
Lord Abbett Securities Trust – Focused Small Cap Value Fund – Class I*(d)	3,528,280	94,558
Lord Abbett Securities Trust – International Opportunities Fund – Class I(d)	11,395,952	188,147
Lord Abbett Securities Trust - Micro-Cap Growth Fund – Class I*(d)	5,576,731	87,945
Lord Abbett Research Fund, Inc. - Small Cap Value Fund – Class I*(d)	8,905,270	185,942
Lord Abbett Securities Trust - Value Opportunities Fund – Class I(d)	9,590,809	186,541
Total Investments in Underlying Funds (cost $933,165,582)		917,524
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.08%

Repurchase Agreement
Repurchase Agreement dated 10/31/2019, 0.85% due 11/1/2019 with Fixed Income Clearing Corp. collateralized by $740,000 of U.S. Treasury Note at 1.875% due 3/31/2022; value: $745,202; proceeds: $730,488 (cost $730,471)	$730	$730
Total Investments in Securities 100.09% (cost $933,896,053)		918,254
Liabilities in Excess of Other Assets (0.09)%		(805)
Net Assets 100.00%		$917,449

*	Non-income producing security.
(a)	Affiliated issuer (see Note 13).
(b)	These investments offer daily redemptions.
(c)	Fund investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.
(d)	Fund investment objective is long-term capital appreciation.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Investments in Underlying Funds	$917,524	$–	$–	$917,524
Short-Term Investments
Repurchase Agreement	–	730	–	730
Total	$917,524	$730	$–	$918,254

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

See Notes to Financial Statements.	67

Schedule of Investments

FOCUSED GROWTH FUND October 31, 2019

Investments	Shares	Fair Value (000)
COMMON STOCKS 97.95%

Aerospace & Defense 2.37%
L3Harris Technologies, Inc.	1,141	$235

Apparel 3.02%
NIKE, Inc. Class B	3,356	300

Automotive 2.38%
Tesla, Inc.*	749	236

Biotechnology Research & Production 2.70%
Vertex Pharmaceuticals, Inc.*	1,370	268

Business Services 2.51%
PayPal Holdings, Inc.*	2,395	249

Computer Hardware 7.99%
Apple, Inc.	2,070	515
EPAM Systems, Inc.*	1,578	278
Total		793

Computer Software 11.94%
Alteryx, Inc. Class A*	2,014	184
DocuSign, Inc.*	2,922	194
Microsoft Corp.	4,018	576
Paycom Software, Inc.*	1,096	232
Total		1,186

Drugs 2.77%
Zoetis, Inc.	2,148	275

Electrical Equipment 10.89%
Advanced Micro Devices, Inc.*	6,468	219
Applied Materials, Inc.	4,698	255
NVIDIA Corp.	2,018	406
QUALCOMM, Inc.	2,493	201
Total		1,081

Electrical: Household 3.79%
Generac Holdings, Inc.*	3,891	376
Investments	Shares	Fair Value (000)
Electronics 2.97%
Keysight Technologies, Inc.*	2,922	$295

Entertainment 3.49%
Live Nation
Entertainment, Inc.*	4,911	346

Financial Services 6.26%
Mastercard, Inc. Class A	2,243	621

Health Care Products 5.39%
Insulet Corp.*	1,995	290
Intuitive Surgical, Inc.*	443	245
Total		535

Media 2.36%
Comcast Corp. Class A	5,223	234

Retail 4.09%
Lululemon Athletica, Inc. (Canada)*(a)	1,987	406

Technology 23.03%
Alibaba Group Holding Ltd. ADR*	1,574	278
Alphabet, Inc. Class A*	191	240
Amazon.com, Inc.*	135	240
Match Group, Inc.	5,244	383
MercadoLibre, Inc. (Argentina)*(a)	351	183
RingCentral, Inc. Class A*	1,873	302
Roku, Inc.*	2,669	393
Snap, Inc. Class A*	17,705	267
Total		2,286
Total Common Stocks (cost $9,196,757)		9,722

68	See Notes to Financial Statements.

Schedule of Investments (concluded)

FOCUSED GROWTH FUND October 31, 2019

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 2.92%

Repurchase Agreement
Repurchase Agreement dated 10/31/2019, 0.85% due 11/1/2019 with Fixed Income Clearing Corp. collateralized by $295,000 of U.S. Treasury Note at 2.375% due 3/15/2022; value: $301,001; proceeds: $290,281 (cost $290,274)	$290	$290
Total Investments in Securities 100.87% (cost $9,487,031)		10,012
Liabilities in Excess of Other Assets (0.87)%		(86)
Net Assets 100.00%		$9,926

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks	$9,722	$–	$–	$9,722
Short-Term Investment
Repurchase Agreement	–	290	–	290
Total	$9,722	$290	$–	$10,012

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

See Notes to Financial Statements.	69

Schedule of Investments

FOCUSED LARGE CAP VALUE FUND October 31, 2019

		Fair
		Value
Investments	Shares	(000)
LONG-TERM INVESTMENTS 99.54%

COMMON STOCKS 96.96%

Advertising 1.53%
Omnicom Group, Inc.	8,016	$619

Apparel 2.15%
Tapestry, Inc.	33,535	867

Auto Parts: Original Equipment 2.30%
Lear Corp.	7,890	929

Banks: Regional 7.99%
Citigroup, Inc.	22,210	1,596
Wells Fargo & Co.	31,550	1,629
Total		3,225

Business Services 2.99%
McKesson Corp.	9,070	1,206

Chemicals 3.67%
Dow, Inc.*	29,320	1,480

Computer Hardware 0.25%
HP, Inc.	5,761	100

Drugs 3.37%
CVS Health Corp.	20,486	1,360

Electric: Power 0.56%
PG&E Corp.*	36,400	225

Electrical Equipment 3.54%
Intel Corp.	25,270	1,428

Electrical: Household 3.12%
Acuity Brands, Inc.	10,085	1,258

Electronics 2.89%
Avnet, Inc.	29,470	1,166

Financial Services 7.09%
Ameriprise Financial, Inc.	8,652	1,306
E*TRADE Financial Corp.	37,265	1,557
Total		2,863
			Fair
			Value
Investments	Shares		(000)
Financial: Miscellaneous 2.43%
KKR & Co., Inc. Class A		34,020	$981

Health Care Services 6.05%
Laboratory Corp. of America Holdings*		7,560	1,246
Universal Health Services, Inc. Class B		8,715	1,198
Total			2,444

Household Equipment/Products 3.13%
Spectrum Brands Holdings, Inc.		25,136	1,262

Insurance 9.77%
American International Group, Inc.		25,725	1,362
AXA SA(a)	EUR	50,340	1,330
Axis Capital Holdings Ltd.		21,070	1,252
Total			3,944

Machinery: Agricultural 2.02%
Altria Group, Inc.		18,208	816

Machinery: Industrial/Specialty 6.65%
Cummins, Inc.		8,105	1,398
Wabtec Corp.		18,525	1,285
Total			2,683

Manufacturing 1.80%
General Electric Co.		72,740	726

Media 1.32%
CBS Corp. Class B		14,790	533

Oil 6.13%
Suncor Energy, Inc. (Canada)(b)		40,880	1,214
Total SA ADR		24,000	1,263
Total			2,477

Oil: Integrated Domestic 2.61%
National Oilwell Varco, Inc.		46,667	1,056

70	See Notes to Financial Statements.

Schedule of Investments (concluded)

FOCUSED LARGE CAP VALUE FUND October 31, 2019

		Fair
		Value
Investments	Shares	(000)
Real Estate 1.20%
Outfront Media, Inc.	18,357	$483

Retail 5.36%
Foot Locker, Inc.	23,865	1,039
Urban Outfitters, Inc.*	39,275	1,127
Total		2,166

Steel 3.71%
Nucor Corp.	27,826	1,498

Telecommunications 3.33%
Verizon Communications, Inc.	22,220	1,344
Total Common Stocks (cost $39,002,935)		39,139

	Principal Amount (000)

CORPORATE BONDS 2.58%

Electric: Utilities 0.94%
Pacific Gas & Electric Co.(c)(d)	$375	378

Industrial Conglomerates 1.64%
General Electric Co.(e)	687	663
Total Corporate Bonds (cost $1,055,826)		1,041
Total Long-Term Investments (cost $40,058,761)		40,180
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.43%

Repurchase Agreement
Repurchase Agreement dated 10/31/2019, 0.85% due 11/1/2019 with Fixed Income Clearing Corp. collateralized by $175,000 of U.S. Treasury Note at 2.375% due 3/15/2022; value: $178,560; proceeds: $173,818 (cost $173,814)	$174	$174
Total Investments in Securities 99.97% (cost $40,232,575)		40,354
Other Assets in Excess of Liabilities 0.03%		13
Net Assets 100.00%		$40,367

ADR	American Depositary Receipt.
EUR	Euro.
LIBOR	London Interbank Offered Rate.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.
(c)	Defaulted (non-income producing security).
(d)	The security has an interest rate of 6.05% with a maturity of 03/01/2034.
(e)	The security has an interest rate of 5.00% (3 Mo. LIBOR + 3.33%) with a perpetual maturity date.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Long-Term Investments
Common Stocks	$39,139	$–	$–	$39,139
Corporate Bonds	–	1,041	–	1,041
Short-Term Investment
Repurchase Agreement	–	174	–	174
Total	$39,139	$1,215	$–	$40,354

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

See Notes to Financial Statements.	71

Schedule of Investments

FOCUSED SMALL CAP VALUE FUND October 31, 2019

Investments	Shares	Fair Value (000)
LONG-TERM INVESTMENTS 99.42%

COMMON STOCKS 96.46%

Aerospace & Defense 3.33%
Triumph Group, Inc.	121,703	$2,528
Vectrus, Inc.*	32,900	1,504
Total		4,032

Airlines 0.83%
Hawaiian Holdings, Inc.	35,200	1,007

Auto Components 5.74%
American Axle & Manufacturing Holdings, Inc.*	295,789	2,473
Cooper-Standard Holdings, Inc.*	58,100	1,851
LCI Industries	27,181	2,640
Total		6,964

Automobiles 2.17%
Thor Industries, Inc.	41,577	2,630

Banks 12.29%
BankUnited, Inc.	44,100	1,513
Columbia Banking System, Inc.	31,903	1,254
FB Financial Corp.	67,500	2,543
First Merchants Corp.	47,321	1,871
Opus Bank	56,000	1,388
Sterling Bancorp	124,600	2,448
TCF Financial Corp.	67,496	2,672
Valley National Bancorp	103,765	1,202
Total		14,891

Building Products 3.74%
American Woodmark Corp.*	13,900	1,378
Masonite International Corp.*	51,400	3,157
Total		4,535
Investments	Shares	Fair Value (000)
Capital Markets 8.75%
Artisan Partners Asset Management, Inc. Class A	35,400	$968
Brightsphere Investment Group, Inc.*	248,193	2,437
Golub Capital BDC, Inc.	79,800	1,421
Hercules Capital, Inc.	88,800	1,255
Legg Mason, Inc.	25,500	950
Moelis & Co. Class A	26,300	938
TPG Specialty Lending, Inc.	65,900	1,404
Victory Capital Holdings, Inc. Class A	78,969	1,229
Total		10,602

Chemicals 1.95%
AdvanSix, Inc.*	103,800	2,363

Commercial Services & Supplies 2.34%
Steelcase, Inc. Class A	162,300	2,835

Communications Equipment 2.41%
Plantronics, Inc.	74,200	2,925

Construction & Engineering 8.49%
Arcosa, Inc.	74,200	2,850
Comfort Systems USA, Inc.	67,422	3,399
EMCOR Group, Inc.	31,892	2,797
Primoris Services Corp.	60,775	1,242
Total		10,288

Electronic Equipment, Instruments & Components 4.70%
Anixter International, Inc.*	21,000	1,738
Avnet, Inc.	61,458	2,431
Tech Data Corp.*	12,600	1,531
Total		5,700

Equity Real Estate Investment Trusts 1.83%
Outfront Media, Inc.	84,367	2,220

Health Care Equipment & Supplies 2.65%
Natus Medical, Inc.*	95,296	3,210

72	See Notes to Financial Statements.

Schedule of Investments (continued)

FOCUSED SMALL CAP VALUE FUND October 31, 2019

Investments	Shares		Fair Value (000)
Health Care Providers & Services 1.76%
AMN Healthcare Services, Inc.*		23,800	$1,399
Triple-S Management Corp. Class B*		48,586	735
Total			2,134

Hotels, Restaurants & Leisure 1.09%
Brinker International, Inc.		29,793	1,324

Household Products 2.24%
Spectrum Brands Holdings, Inc.		54,127	2,718

Insurance 5.17%
Axis Capital Holdings Ltd.		32,900	1,955
Lancashire Holdings Ltd.(a)	GBP	225,500	2,078
ProSight Global, Inc.*		140,721	2,232
Total			6,265

Leisure Products 2.45%
Malibu Boats, Inc. Class A*		91,000	2,968

Machinery 3.23%
Blue Bird Corp.*		97,100	1,897
Columbus McKinnon Corp.		53,800	2,019
Total			3,916

Media 3.50%
Entercom Communications Corp. Class A		508,600	1,770
Gray Television, Inc.*		52,668	864
Nexstar Media Group, Inc. Class A		16,591	1,614
Total			4,248

Metals & Mining 3.26%
Lundin Mining Corp.(a)	CAD	574,900	2,903
Warrior Met Coal, Inc.		53,800	1,048
Total			3,951
Investments	Shares	Fair Value (000)
Oil, Gas & Consumable Fuels 3.89%
Antero Midstream Corp.	128,427	$827
Jagged Peak Energy, Inc.*	176,332	1,250
Par Pacific Holdings, Inc.*	116,705	2,644
Total		4,721

Semiconductors & Semiconductor Equipment 2.49%
Advanced Energy Industries, Inc.*	23,700	1,401
Ichor Holdings Ltd.*	55,500	1,615
Total		3,016

Specialty Retail 5.04%
Children’s Place, Inc. (The)	12,906	1,057
Urban Outfitters, Inc.*	122,651	3,520
Williams-Sonoma, Inc.	22,900	1,530
Total		6,107

Thrifts & Mortgage Finance 1.12%
Essent Group Ltd.	26,000	1,354
Total Common Stocks (cost $113,575,233)		116,924

	Principal Amount
CORPORATE BONDS 2.96%

Energy: Exploration & Production 1.01%
Jagged Peak Energy LLC(b)	$1,200,000	1,218

Oil, Gas & Consumable Fuels 0.89%
Centennial Resource Production LLC†(c)	1,100,000	1,083

Real Estate Management & Development 1.06%
Realogy Group LLC†(d)	1,300,000	1,284
Total Corporate Bonds (cost $3,436,084)		3,585
Total Investments in Securities 99.42% (cost $117,011,317)		120,509
Cash, Foreign Cash and Other Assets in Excess Liabilities 0.58%		703
Net Assets 100.00%		$121,212

See Notes to Financial Statements.	73

Schedule of Investments (concluded)

FOCUSED SMALL CAP VALUE FUND October 31, 2019

CAD	Canadian dollar.
GBP	British pound.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At October 31, 2019, the total value of Rule 144A securities was $2,367, which represents 1.95% of net assets.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	The security has an interest rate 5.88% with a maturity of 5/01/2026.
(c)	The security has an interest rate 6.88% with a maturity of 4/01/2027.
(d)	The security has an interest rate 9.38% with a maturity of 4/01/2027.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks	$116,924	$–	$–	$116,924
Corporate Bonds	–	3,585	–	3,585
Total	$116,924	$3,585	$–	$120,509

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

74	See Notes to Financial Statements.

Schedule of Investments

FUNDAMENTAL EQUITY FUND October 31, 2019

Investments	Shares	Fair Value (000)
LONG-TERM INVESTMENTS 99.57%

COMMON STOCKS 98.68%

Aerospace & Defense 3.81%
General Dynamics Corp.	192,182	$33,978
United Technologies Corp.	424,540	60,955
Total		94,933

Auto Components 0.85%
Lear Corp.	178,999	21,081

Banks 12.57%
Citigroup, Inc.	754,534	54,221
East West Bancorp, Inc.	671,333	28,814
JPMorgan Chase & Co.	608,943	76,069
Signature Bank	230,340	27,254
U.S. Bancorp	918,205	52,356
Wells Fargo & Co.	1,435,138	74,096
Total		312,810

Beverages 1.67%
PepsiCo, Inc.	303,800	41,672

Biotechnology 1.03%
Amgen, Inc.	66,968	14,281
Gilead Sciences, Inc.	178,153	11,350
Total		25,631

Building Products 1.12%
Masco Corp.	600,290	27,763

Capital Markets 3.91%
Ameriprise Financial, Inc.	182,761	27,577
E*TRADE Financial Corp.	891,877	37,271
T. Rowe Price Group, Inc.	280,701	32,505
Total		97,353

Chemicals 3.37%
Corteva, Inc.*	941,810	24,845
Dow, Inc.*	389,310	19,656
PPG Industries, Inc.	313,839	39,268
Total		83,769
Investments	Shares		Fair Value (000)
Diversified Telecommunication Services 2.80%
Verizon Communications, Inc.		1,154,510	$69,813

Electric: Utilities 4.29%
Duke Energy Corp.		357,022	33,653
Edison International		424,798	26,720
NextEra Energy, Inc.		179,651	42,818
PG&E Corp.*		565,127	3,487
Total			106,678

Electrical Equipment 1.09%
Hubbell, Inc.		190,856	27,044

Electronic Equipment, Instruments & Components 1.21%
Avnet, Inc.		758,889	30,022

Energy Equipment & Services 0.78%
National Oilwell Varco, Inc.		855,245	19,346

Entertainment 1.95%
Walt Disney Co. (The)		373,491	48,524

Equity Real Estate Investment Trusts 2.40%
Alexandria Real Estate Equities, Inc.		133,725	21,229
Prologis, Inc.		240,057	21,067
Simon Property Group, Inc.		115,162	17,353
Total			59,649

Food Products 2.91%
Danone SA(a)	EUR	142,600	11,826
General Mills, Inc.		475,600	24,189
J.M. Smucker Co. (The)		228,800	24,180
Nestle SA ADR		113,223	12,133
Total			72,328

Health Care Equipment & Supplies 1.60%
Medtronic plc (Ireland)(b)		365,919	39,849

See Notes to Financial Statements.	75

Schedule of Investments (continued)

FUNDAMENTAL EQUITY FUND October 31, 2019

Investments	Shares	Fair Value (000)
Health Care Providers & Services 6.16%
Anthem, Inc.	125,076	$33,655
CVS Health Corp.	488,976	32,463
Laboratory Corp. of America Holdings*	110,091	18,140
McKesson Corp.	139,773	18,590
Quest Diagnostics, Inc.	181,231	18,350
Universal Health Services, Inc. Class B	234,500	32,234
Total		153,432

Hotels, Restaurants & Leisure 0.57%
Starbucks Corp.	168,100	14,214

Household Products 2.83%
Clorox Co. (The)	201,006	29,687
Procter & Gamble Co. (The)	327,463	40,772
Total		70,459

Insurance 7.13%
American International Group, Inc.	782,822	41,458
Axis Capital Holdings Ltd.	728,316	43,284
Chubb Ltd. (Switzerland)(b)	262,721	40,044
Hartford Financial Services Group, Inc. (The)	717,366	40,947
RenaissanceRe Holdings Ltd.	62,900	11,774
Total		177,507

Interactive Media & Services 2.34%
Alphabet, Inc. Class A*	29,630	37,298
Facebook, Inc. Class A*	109,770	21,038
Total		58,336

Machinery 4.63%
Cummins, Inc.	234,200	40,395
Stanley Black & Decker, Inc.	268,291	40,600
Wabtec Corp.	493,757	34,252
Total		115,247

Media 0.98%
Comcast Corp. Class A	544,822	24,419
Investments	Shares	Fair Value (000)
Metals & Mining 0.76%
Nucor Corp.	353,285	$19,024

Multi-Utilities 1.10%
CMS Energy Corp.	428,100	27,364

Oil, Gas & Consumable Fuels 7.97%
Chevron Corp.	304,930	35,415
Exxon Mobil Corp.	529,339	35,767
Marathon Petroleum Corp.	601,152	38,444
Noble Energy, Inc.	1,093,005	21,051
Suncor Energy, Inc. (Canada)(b)	1,078,157	32,011
Total SA ADR	675,305	35,541
Total		198,229

Pharmaceuticals 4.88%
Johnson & Johnson	183,097	24,176
Merck & Co., Inc.	429,549	37,225
Novartis AG ADR	397,523	34,760
Pfizer, Inc.	658,908	25,282
Total		121,443

Semiconductors & Semiconductor Equipment 1.96%
Intel Corp.	863,078	48,790

Software 2.86%
Microsoft Corp.	284,000	40,717
Oracle Corp.	557,410	30,373
Total		71,090

Specialty Retail 3.55%
AutoZone, Inc.*	17,083	19,549
Foot Locker, Inc.	608,264	26,466
TJX Cos., Inc. (The)	732,506	42,229
Total		88,244

Technology Hardware, Storage & Peripherals 2.33%
Apple, Inc.	207,700	51,667
HP, Inc.	361,086	6,272
Total		57,939

76	See Notes to Financial Statements.

Schedule of Investments (concluded)

FUNDAMENTAL EQUITY FUND October 31, 2019

Investments	Shares	Fair Value (000)
Tobacco 1.27%
Philip Morris International, Inc.	389,162	$31,693

Total Common Stocks (cost $2,165,970,702)		2,455,695

	Principal Amount (000)
CORPORATE BONDS 0.89%

Electric: Utilities
Pacific Gas & Electric Co.(c)(d) (cost $24,206,641)	$22,097	22,263
Total Long-Term Investments (cost $2,190,177,343)		2,477,958
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.28%

Repurchase Agreement
Repurchase Agreement dated 10/31/2019, 0.85% due 11/1/2019 with Fixed Income Clearing Corp. collateralized by $3,020,000 of U.S. Treasury Note at 2.375% due 3/15/2022; $3,995,000 of U.S. Treasury Note at 1.875% due 3/31/2022; value: $7,104,524; proceeds: $6,964,797 (cost $6,964,633)	$6,965	$6,965
Total Investments in Securities 99.85% (cost $2,197,141,976)		2,484,923
Cash and Other Assets in Excess of Liabilities 0.15%		3,635
Net Assets 100.00%		$2,488,558

ADR	American Depositary Receipt.
EUR	Euro.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.
(c)	Defaulted (non-income producing security).
(d)	The security has an interest rate 6.05% with a maturity of 03/01/2034.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks	$2,455,695	$–	$–	$2,455,695
Corporate Bonds	–	22,263	–	22,263
Short-Term Investment
Repurchase Agreement	–	6,965	–	6,965
Total	$2,455,695	$29,228	$–	$2,484,923

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

See Notes to Financial Statements.	77

Schedule of Investments

GLOBAL EQUITY RESEARCH FUND October 31, 2019

Investments	Shares	U.S. $ Fair Value (000)
LONG-TERM INVESTMENTS 98.28%

COMMON STOCKS 97.89%

Austria 0.29%

Oil, Gas & Consumable Fuels
OMV AG	428	$25

Belgium 0.41%

Banks
KBC Group NV	500	35

Brazil 1.73%

Banks 1.03%
Banco do Brasil SA	7,340	88

Metals & Mining 0.41%
Vale SA*	2,941	35

Wireless Telecommunication Services 0.29%
TIM Participacoes SA	8,771	25
Total Brazil		148

Canada 1.93%

Aerospace & Defense 0.27%
CAE, Inc.	896	23

Metals & Mining 1.25%
Lundin Mining Corp.	10,100	51
Wheaton Precious Metals Corp.	2,007	56
		107

Oil, Gas & Consumable Fuels 0.41%
Suncor Energy, Inc.	1,172	35
Total Canada		165

China 1.56%

Interactive Media & Services 0.73%
Tencent Holdings Ltd.	1,509	62
Investments	Shares	U.S. $ Fair Value (000)
Internet & Direct Marketing Retail 0.83%
Alibaba Group Holding Ltd. ADR*	405	$71
Total China		133

France 8.68%

Aerospace & Defense 0.96%
Airbus SE	572	82

Auto Components 0.30%
Cie Generale des Etablissements Michelin SCA	218	26

Banks 0.60%
Credit Agricole SA	3,904	51

Beverages 0.70%
Pernod Ricard SA	326	60

Construction & Engineering 0.50%
Vinci SA	384	43

Diversified Telecommunication Services 0.44%
Orange SA	2,339	38

Entertainment 0.51%
Vivendi SA	1,565	43

Food Products 0.62%
Danone SA	635	53

Insurance 1.42%
AXA SA	4,567	121

Machinery 0.48%
Alstom SA	943	41

Oil, Gas & Consumable Fuels 1.33%
Total SA	2,174	114

Textiles, Apparel & Luxury Goods 0.82%
LVMH Moet Hennessy Louis Vuitton SE	164	70
Total France		742

78	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL EQUITY RESEARCH FUND October 31, 2019

Investments	Shares	U.S. $ Fair Value (000)
Germany 2.99%

Biotechnology 0.50%
Genmab A/S*	198	$43

Chemicals 0.19%
Symrise AG	166	16

Industrial Conglomerates 0.80%
Siemens AG Registered Shares	588	68

Real Estate Management & Development 0.74%
Vonovia SE	1,192	63

Semiconductors & Semiconductor Equipment 0.30%
Infineon Technologies AG	1,332	26

Textiles, Apparel & Luxury Goods 0.46%
adidas AG	128	40
Total Germany		256

Hong Kong 0.80%

Beverages 0.15%
Budweiser Brewing Co. APAC Ltd.*†	3,479	13

Insurance 0.65%
AIA Group Ltd.	5,534	55
Total Hong Kong		68

Ireland 0.89%

Building Products 0.59%
Allegion plc	427	50

Pharmaceuticals 0.30%
Jazz Pharmaceuticals plc*	210	26
Total Ireland		76

Italy 0.23%

Oil, Gas & Consumable Fuels
Eni SpA	1,319	20
Investments	Shares	U.S. $ Fair Value (000)
Japan 3.21%

Automobiles 0.96%
Toyota Motor Corp.	1,170	$82

Building Products 0.29%
Sanwa Holdings Corp.	2,128	25

Household Durables 0.48%
Sony Corp.	672	41

Insurance 0.51%
Tokio Marine Holdings, Inc.	800	44

Machinery 0.39%
Komatsu Ltd.	1,402	33

Personal Products 0.58%
Shiseido Co., Ltd.	591	49
Total Japan		274

Luxembourg 0.57%

Real Estate Management & Development
Aroundtown SA	5,853	49

Mexico 0.27%

Banks
Grupo Financiero Banorte SAB de CV	4,296	23

Netherlands 1.49%

Biotechnology 0.25%
uniQure NV*	411	21

Oil, Gas & Consumable Fuels 0.74%
Royal Dutch Shell plc B Shares	2,208	63

Semiconductors & Semiconductor Equipment 0.50%
ASML Holding NV	164	43
Total Netherlands		127

See Notes to Financial Statements.	79

Schedule of Investments (continued)

GLOBAL EQUITY RESEARCH FUND October 31, 2019

Investments	Shares	U.S. $ Fair Value (000)
New Zealand 0.29%

Diversified Telecommunication Services
Spark New Zealand Ltd.	8,758	$25

South Korea 0.74%

Technology Hardware, Storage & Peripherals
Samsung Electronics Co., Ltd.	1,449	63

Spain 0.27%

Banks
Banco Santander SA	5,675	23

Sweden 0.67%

Banks 0.34%
Svenska Handelsbanken AB A Shares	2,922	29

Oil, Gas & Consumable Fuels 0.33%
Lundin Petroleum AB	833	28
Total Sweden		57

Switzerland 1.31%

Life Sciences Tools & Services 0.30%
Lonza Group AG Registered Shares*	72	26

Pharmaceuticals 1.01%
Novartis AG Registered Shares	987	86
Total Switzerland		112

Taiwan 0.98%

Semiconductors & Semiconductor Equipment
Taiwan Semiconductor Manufacturing Co., Ltd.	8,565	84

United Kingdom 6.54%

Aerospace & Defense 0.53%
BAE Systems plc	6,110	45
Investments	Shares	U.S. $ Fair Value (000)
Banks 0.57%
Standard Chartered plc	5,412	$49

Biotechnology 0.11%
Myovant Sciences Ltd.*	1,586	9

Capital Markets 0.50%
London Stock Exchange Group plc	474	43

Chemicals 0.44%
Linde plc	192	38

Household Products 0.35%
Reckitt Benckiser Group plc	384	30

Information Technology Services 0.18%
Network International Holdings plc*†	2,076	15

Insurance 0.82%
Lancashire Holdings Ltd.	7,557	70

Metals & Mining 0.28%
Anglo American plc	930	24

Multi-Utilities 0.75%
National Grid plc	5,525	64

Personal Products 0.94%
Unilever NV	1,357	80

Pharmaceuticals 1.08%
AstraZeneca plc ADR	1,877	92
Total United Kingdom		544

United States 62.04%

Aerospace & Defense 1.40%
Boeing Co. (The)	78	27
United Technologies Corp.	649	93
		120

Auto Components 0.18%
Lear Corp.	128	15

80	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL EQUITY RESEARCH FUND October 31, 2019

Investments	Shares	U.S. $ Fair Value (000)
United States (continued)

Banks 4.06%
Bank of America Corp.	2,095	$65
Citigroup, Inc.	1,329	95
First Republic Bank	544	58
JPMorgan Chase & Co.	702	88
Signature Bank	345	41
		347

Beverages 1.74%
Coca-Cola Co. (The)	1,602	87
PepsiCo, Inc.	448	62
		149

Biotechnology 2.05%
BioMarin Pharmaceutical, Inc.*	487	36
Invitae Corp.*	2,261	36
Natera, Inc.*	1,268	49
Repligen Corp.*	684	54
		175

Capital Markets 0.94%
E*TRADE Financial Corp.	931	39
Victory Capital Holdings, Inc. Class A	2,630	41
		80

Chemicals 1.30%
Ashland Global Holdings, Inc.	338	26
Axalta Coating Systems Ltd.*	886	26
Dow, Inc.*	697	35
Element Solutions, Inc.*	2,179	24
		111

Commercial Services & Supplies 0.82%
Waste Management, Inc.	626	70

Containers & Packaging 0.36%
Avery Dennison Corp.	245	31
Investments	Shares	U.S. $ Fair Value (000)
Diversified Telecommunication Services 0.90%
Verizon Communications, Inc.	1,264	$77

Electric: Utilities 1.54%
Evergy, Inc.	721	46
FirstEnergy Corp.	1,776	86
		132

Electrical Equipment 0.84%
AMETEK, Inc.	784	72

Electronic Equipment, Instruments & Components 0.94%
Corning, Inc.	1,233	36
Keysight Technologies, Inc.*	435	44
		80

Energy Equipment & Services 0.17%
Baker Hughes Co.	305	6
National Oilwell Varco, Inc.	349	8
		14

Entertainment 0.77%
Netflix, Inc.*	53	15
Walt Disney Co. (The)	391	51
		66

Equity Real Estate Investment Trusts 1.78%
Alexandria Real Estate Equities, Inc.	535	85
Duke Realty Corp.	1,908	67
		152

Exchange-Traded Funds 6.70%
iShares MSCI Emerging Markets ETF	7,513	320
iShares MSCI Japan ETF	4,302	252
		572

Food & Staples Retailing 1.54%
Sysco Corp.	581	46
Walmart, Inc.	730	86
		132

See Notes to Financial Statements.	81

Schedule of Investments (continued)

GLOBAL EQUITY RESEARCH FUND October 31, 2019

Investments	Shares	U.S. $ Fair Value (000)
United States (continued)

Health Care Equipment & Supplies 1.31%
Align Technology, Inc.*	218	$55
DexCom, Inc.*	148	23
Intuitive Surgical, Inc.*	61	34
		112

Health Care Providers & Services 1.60%
Centene Corp.*	855	45
CVS Health Corp.	987	66
Guardant Health, Inc.*	372	26
		137

Hotels, Restaurants & Leisure 1.39%
Aramark	1,516	66
Chipotle Mexican Grill, Inc.*	68	53
		119

Household Products 0.95%
Procter & Gamble Co. (The)	647	81

Information Technology Services 2.52%
Conduent, Inc.*	2,789	17
Fidelity National Information Services, Inc.	200	26
Global Payments, Inc.	247	42
GoDaddy, Inc. Class A*	360	23
Mastercard, Inc. Class A	176	49
PayPal Holdings, Inc.*	447	47
Twilio, Inc. Class A*	117	11
		215

Insurance 2.88%
American International Group, Inc.	440	23
Axis Capital Holdings Ltd.	1,362	81
Globe Life, Inc.	672	66
ProSight Global, Inc.*	2,389	38
RenaissanceRe Holdings Ltd.	205	38
		246
Investments	Shares	U.S. $ Fair Value (000)
Interactive Media & Services 3.87%
Alphabet, Inc. Class A*	157	$198
Facebook, Inc. Class A*	471	90
IAC/InterActiveCorp.*	188	43
		331

Internet & Direct Marketing Retail 2.22%
Amazon.com, Inc.*	107	190

Life Sciences Tools & Services 0.53%
Adaptive Biotechnologies Corp.*	26	1
Agilent Technologies, Inc.	407	30
Illumina, Inc.*	47	14
		45

Machinery 1.34%
Dover Corp.	469	49
Flowserve Corp.	586	28
Stanley Black & Decker, Inc.	245	37
		114

Metals & Mining 0.18%
Nucor Corp.	280	15

Multi-Line Retail 0.81%
Dollar Tree, Inc.*	622	69

Multi-Utilities 0.85%
Sempra Energy	507	73

Oil, Gas & Consumable Fuels 1.40%
Marathon Petroleum Corp.	853	55
Noble Energy, Inc.	1,257	24
ONEOK, Inc.	207	14
Parsley Energy, Inc. Class A	1,678	27
		120

Pharmaceuticals 1.56%
Merck & Co., Inc.	799	70
Zoetis, Inc.	494	63
		133

82	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL EQUITY RESEARCH FUND October 31, 2019

Investments	Shares	U.S. $ Fair Value (000)
United States (continued)

Road & Rail 0.42%
Old Dominion Freight Line, Inc.	176	$32
Uber Technologies, Inc.*	122	4
		36

Semiconductors & Semiconductor Equipment 0.70%
Intel Corp.	707	40
Xilinx, Inc.	215	20
		60

Software 5.37%
Anaplan, Inc.*	254	12
Microsoft Corp.	1,603	230
Oracle Corp.	894	49
Palo Alto Networks, Inc.*	200	45
RingCentral, Inc. Class A*	263	43
salesforce.com, Inc.*	315	49
Splunk, Inc.*	149	18
Zendesk, Inc.*	188	13
		459

Specialty Retail 1.36%
Foot Locker, Inc.	472	20
TJX Cos., Inc. (The)	1,192	69
Urban Outfitters, Inc.*	942	27
		116

Technology Hardware, Storage & Peripheral 1.64%
Apple, Inc.	564	140

Tobacco 0.54%
Philip Morris International, Inc.	570	46

Wireless Telecommunication Services 0.57%
T-Mobile US, Inc.*	592	49
Total United States		5,301
Total Common Stocks (cost $7,729,632)		8,365
Investments	Shares	U.S. $ Fair Value (000)
PREFERRED STOCK 0.39%

Germany

Automobiles
Volkswagen AG (cost $29,383)	173	$33
Total Long-Term Investments (cost $7,759,015)		8,398

	Principal Amount (000)
SHORT-TERM INVESTMENT 1.79%

Repurchase Agreement
Repurchase Agreement dated 10/31/2019, 0.85% due 11/1/2019 with Fixed Income Clearing Corp. collateralized by $160,000 of U.S. Treasury Note at 1.875% due 3/31/2022; value: $161,125; proceeds: $153,578 (cost $153,574)	$153	153
Total Investments in Securities 100.07% (cost $7,912,589)		8,551
Liabilities in Excess of Cash, Foreign Cash and Other Assets (0.07)%		(6)
Net Assets 100.00%		$8,545

ADR	American Depositary Receipt.
ETF	Exchange Traded Fund.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At October 31, 2019, the total value of Rule 144A securities was $28, which represents 0.33% of net assets.

See Notes to Financial Statements.	83

Schedule of Investments (concluded)

GLOBAL EQUITY RESEARCH FUND October 31, 2019

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Long-Term Investments
Common Stocks	$8,365	$–	$–	$8,365
Preferred Stock	33	–	–	33
Short-Term Investment
Repurchase Agreement	–	153	–	153
Total	$8,398	$153	$–	$8,551

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

84	See Notes to Financial Statements.

Schedule of Investments

GLOBAL SELECT EQUITY FUND October 31, 2019

		U.S. $
		Fair Value
Investments	Shares	(000)
COMMON STOCKS 96.12%

Canada 0.68%

Metals & Minerals: Miscellaneous
Lundin Mining Corp.	3,489	$18

China 0.38%

Retail
Yum China Holdings, Inc.	228	10

France 9.28%

Beverages 0.80%
Pernod Ricard SA	113	21

Computer Software 0.30%
Ubisoft Entertainment SA*	135	8

Drugs 0.99%
Sanofi	280	26

Food 2.40%
Danone SA	764	63

Insurance 2.40%
AXA SA	2,384	63

Oil 1.45%
Total SA	725	38

Telecommunications 0.94%
Orange SA	1,536	25
Total		244

Germany 4.87%

Computer Software 1.94%
SAP SE	385	51

Manufacturing 1.10%
Siemens AG Registered Shares	252	29

Real Estate Investment Trusts 1.83%
Vonovia SE	910	48
Total		128
		U.S. $
		Fair Value
Investments	Shares	(000)
India 4.75%

Banks: Regional 2.62%
ICICI Bank Ltd. ADR	5,327	$69

Insurance 1.37%
ICICI Prudential Life Insurance Co., Ltd.†	2,856	21
Max Financial Services Ltd.*	2,635	15
Total		36

Telecommunications 0.76%
Bharti Airtel Ltd.	3,824	20
Total		125

Ireland 7.38%

Banks: Regional 5.48%
AIB Group plc	18,980	61
Bank of Ireland Group plc	17,350	83
Total		144

Biotechnology Research & Production 0.57%
Amarin Corp. plc ADR*	886	15

Building Materials 1.33%
CRH plc*	969	35
Total		194

Italy 0.80%

Banks: Regional
UniCredit SpA	1,657	21

Japan 3.58%

Beverages 1.26%
Asahi Group Holdings Ltd.	660	33

Household Furnishings 1.41%
Sony Corp.	605	37

Retail: Specialty 0.91%
Shiseido Co., Ltd.	290	24
Total		94

See Notes to Financial Statements.	85

Schedule of Investments (continued)

GLOBAL SELECT EQUITY FUND October 31, 2019

		U.S. $
		Fair Value
Investments	Shares	(000)
Luxembourg 1.67%

Real Estate Investment Trusts
Aroundtown SA	5,214	$44

Mexico 3.42%

Banks: Regional 1.98%
Grupo Financiero Banorte SAB de CV	9,532	52

Building Materials 1.44%
Cemex SAB de CV ADR	10,000	38
Total		90

Netherlands 1.07%

Banks: Regional 0.84%
ING Groep NV	1,895	22

Drugs 0.23%
uniQure NV*	126	6
Total		28

Portugal 0.72%

Banks: Regional
Banco Comercial Portugues SA	86,407	19

South Korea 1.18%

Electrical Equipment
Samsung Electronics Co., Ltd.	711	31

Switzerland 2.21%

Drugs 1.26%
Novartis AG Registered Shares	378	33

Food 0.95%
Nestle SA Registered Shares	238	25
Total		58

Turkey 1.33%

Diversified 0.53%
KOC Holding AS	4,131	14
		U.S. $
		Fair Value
Investments	Shares	(000)
Engineering & Contracting Services 0.80%
TAV Havalimanlari Holding AS	4,715	$21
Total		35

United Kingdom 11.34%

Banks: Regional 1.33%
Royal Bank of Scotland Group plc	12,550	35

Construction/Homebuilding 1.41%
Persimmon plc	1,272	37

Drugs 2.78%
AstraZeneca plc	748	73

Environmental Services 0.87%
Pentair plc	549	23

Household Equipment/Products 0.88%
Reckitt Benckiser Group plc	300	23

Natural Gas 1.56%
National Grid plc	3,489	41

Retail: Specialty 2.51%
Unilever plc	1,110	66
Total		298

United States 41.46%

Air Transportation 1.79%
Alaska Air Group, Inc.	379	27
Southwest Airlines Co.	361	20
Total		47

Banks: Regional 1.10%
Citigroup, Inc.	399	29

Beverages 2.17%
Coca-Cola Co. (The)	1,053	57

Chemicals 1.45%
Axalta Coating Systems Ltd.*	557	16
Dow, Inc.*	432	22
Total		38

86	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL SELECT EQUITY FUND October 31, 2019

		U.S. $
		Fair Value
Investments	Shares	(000)
United States (continued)

Computer Hardware 1.22%
Conduent, Inc.*	2,603	$16
DXC Technology Co.	573	16
Total		32

Computer Software 3.08%
Fidelity National Information Services, Inc.	380	50
Microsoft Corp.	218	31
Total		81

Drugs 4.18%
Neurocrine Biosciences, Inc.*	148	15
CVS Health Corp.	1,215	80
Merck & Co., Inc.	171	15
Total		110

Electric: Power 1.79%
FirstEnergy Corp.	354	17
Sempra Energy	205	30
Total		47

Entertainment 0.99%
AMC Entertainment Holdings, Inc. Class A	2,763	26

Financial Services 0.46%
E*TRADE Financial Corp.	294	12

Food/Beverage 1.45%
Aramark	862	38

Health Care Services 0.65%
Centene Corp.*	311	17

Insurance 1.60%
Axis Capital Holdings Ltd.	711	42

Machinery: Industrial/Specialty 0.68%
Stanley Black & Decker, Inc.	121	18
		U.S. $
		Fair Value
Investments	Shares	(000)
Media 3.61%
Walt Disney Co. (The)	438	$57
Charter Communications, Inc. Class A*	82	38
Total		95

Oil 1.22%
Marathon Petroleum Corp.	200	13
Noble Energy, Inc.	1,004	19
Total		32

Retail 6.16%
Walmart, Inc.	563	66
McDonald’s Corp.	100	19
Dollar Tree, Inc.*	433	48
TJX Cos., Inc. (The)	502	29
Total		162

Technology 4.60%
IAC/InterActiveCorp.*	139	31
Alphabet, Inc. Class A*	41	52
Amazon.com, Inc.*	14	25
Palo Alto Networks, Inc.*	56	13
Total		121

Telecommunications 1.17%
T-Mobile US, Inc.*	372	31

Transportation: Miscellaneous 2.09%
United Parcel Service, Inc. Class B	474	55
Total		1,090
Total Common Stocks (cost $2,480,149)		2,527
Total Investments in Securities 96.12% (cost $2,480,149)		2,527
Cash, Foreign Cash and Other Assets in Excess of Liabilities 3.88%		102
Net Assets 100.00%		$2,629

See Notes to Financial Statements.	87

Schedule of Investments (concluded)

GLOBAL SELECT EQUITY FUND October 31, 2019

ADR	American Depositary Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At October 31, 2019, the total value of Rule 144A securities was $21, which represents 0.80% of net assets.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks	$2,527	$–	$–	$2,527
Total	$2,527	$–	$–	$2,527

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

88	See Notes to Financial Statements.

Schedule of Investments

GROWTH LEADERS FUND October 31, 2019

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.21%

Aerospace & Defense 4.82%
HEICO Corp.	219,092	$27,023
L3Harris Technologies, Inc.	309,534	63,860
Teledyne Technologies, Inc.*	182,291	60,083
TransDigm Group, Inc.	55,504	29,211
Total		180,177

Automobiles 1.44%
Tesla, Inc.*	171,203	53,915

Banks 1.04%
JPMorgan Chase & Co.	311,787	38,948

Biotechnology 3.73%
Amarin Corp. plc ADR*	1,140,354	18,725
Blueprint Medicines Corp.*	239,591	16,493
Mirati Therapeutics, Inc.*	230,475	21,706
Sage Therapeutics, Inc.*	132,428	17,964
Vertex Pharmaceuticals, Inc.*	330,178	64,543
Total		139,431

Capital Markets 2.59%
MarketAxess Holdings, Inc.	141,571	52,182
MSCI, Inc.	190,937	44,786
Total		96,968

Diversified Consumer Services 2.04%
Bright Horizons Family Solutions, Inc.*	183,194	27,208
New Oriental Education & Technology Group, Inc. ADR*	401,136	48,963
Total		76,171

Electrical Equipment 3.36%
AMETEK, Inc.	628,900	57,639
Generac Holdings, Inc.*	705,862	68,172
Total		125,811

Electronic Equipment, Instruments & Components 1.72%
Keysight Technologies, Inc.*	637,424	64,322
Investments	Shares	Fair Value (000)
Entertainment 5.52%
Activision Blizzard, Inc.	834,894	$46,779
Live Nation Entertainment, Inc.*	892,776	62,941
Roku, Inc.*	422,431	62,182
Walt Disney Co. (The)	266,287	34,596
Total		206,498

Equity Real Estate Investment Trusts 1.13%
American Tower Corp.	193,323	42,160

Health Care Equipment & Supplies 4.99%
Danaher Corp.	205,270	28,290
DexCom, Inc.*	233,896	36,076
Insulet Corp.*	261,119	37,946
Intuitive Surgical, Inc.*	117,480	64,961
Penumbra, Inc.*	124,975	19,492
Total		186,765

Hotels, Restaurants & Leisure 1.89%
Chipotle Mexican Grill, Inc.*	55,725	43,363
Starbucks Corp.	322,755	27,292
Total		70,655

Household Durables 0.97%
Lennar Corp. Class A	610,017	36,357

Industrial Conglomerates 0.74%
Roper Technologies, Inc.	81,531	27,473

Information Technology Services 10.59%
Akamai Technologies, Inc.*	463,043	40,053
EPAM Systems, Inc.*	224,048	39,423
Fiserv, Inc.*	265,745	28,206
Mastercard, Inc. Class A	418,949	115,969
PayPal Holdings, Inc.*	451,755	47,028
Shopify, Inc. Class A (Canada)*(a)	138,042	43,286
Visa, Inc. Class A	459,352	82,160
Total		396,125

See Notes to Financial Statements.	89

Schedule of Investments (continued)

GROWTH LEADERS FUND October 31, 2019

Investments	Shares	Fair Value (000)
Interactive Media & Services 7.52%
Alphabet, Inc. Class A*	77,222	$97,207
Facebook, Inc. Class A*	254,249	48,727
Match Group, Inc.	1,095,774	79,980
Snap, Inc. Class A*	3,680,982	55,436
Total		281,350

Internet & Direct Marketing Retail 5.43%
Alibaba Group Holding Ltd. ADR*	280,860	49,620
Amazon.com, Inc.*	62,444	110,942
MercadoLibre, Inc. (Argentina)*(a)	68,907	35,936
RealReal, Inc. (The)*	288,667	6,671
Total		203,169

Leisure Products 1.36%
YETI Holdings, Inc.*	1,522,686	50,721

Life Sciences Tools & Services 1.50%
10X Genomics, Inc. Class A*	346,218	20,081
Thermo Fisher Scientific, Inc.	119,659	36,134
Total		56,215

Media 0.96%
Comcast Corp. Class A	804,310	36,049

Multi-Line Retail 2.45%
Dollar General Corp.	286,108	45,874
Target Corp.	426,104	45,555
Total		91,429

Pharmaceuticals 2.59%
GW Pharmaceuticals plc ADR*	220,270	29,477
Zoetis, Inc.	526,268	67,320
Total		96,797

Professional Services 1.34%
TransUnion	607,443	50,187
Investments	Shares	Fair Value (000)
Semiconductors & Semiconductor Equipment 5.89%
Advanced Micro Devices, Inc.*	1,167,775	$39,623
Applied Materials, Inc.	880,808	47,793
NVIDIA Corp.	391,958	78,791
QUALCOMM, Inc.	401,992	32,336
Universal Display Corp.	109,162	21,852
Total		220,395

Software 13.59%
Alteryx, Inc. Class A*	244,340	22,357
Atlassian Corp. plc Class A (Australia)*(a)	266,601	32,203
DocuSign, Inc.*	621,643	41,147
Elastic NV*	355,604	25,607
Five9, Inc.*	661,739	36,733
HubSpot, Inc.*	154,825	24,013
Intuit, Inc.	181,834	46,822
Microsoft Corp.	1,418,540	203,376
Paycom Software, Inc.*	131,941	27,910
RingCentral, Inc. Class A*	297,916	48,119
Total		508,287

Specialty Retail 0.91%
Carvana Co.*	417,315	33,836

Technology Hardware, Storage & Peripherals 5.62%
Apple, Inc.	844,474	210,071

Textiles, Apparel & Luxury Goods 3.48%
Lululemon Athletica, Inc. (Canada)*(a)	294,202	60,097
NIKE, Inc. Class B	782,686	70,089
Total		130,186
Total Common Stocks (cost $3,305,723,580)		3,710,468

90	See Notes to Financial Statements.

Schedule of Investments (concluded)

GROWTH LEADERS FUND October 31, 2019

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 1.92%

Repurchase Agreement
Repurchase Agreement dated 10/31/2019, 0.85% due 11/1/2019 with Fixed Income Clearing Corp. collateralized by $72,335,000 of U.S. Treasury Note at 2.25% due 04/15/2022; value: $73,444,330; proceeds: $72,002,234 (cost $72,000,534)	$72,001	$72,001
Total Investments in Securities 101.13% (cost $3,377,724,114)		3,782,469
Liabilities in Excess of Cash and Other Assets (1.13)%		(42,408)
Net Assets 100.00%		$3,740,061

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks	$3,710,468	$–	$–	$3,710,468
Short-Term Investment
Repurchase Agreement	–	72,001	–	72,001
Total	$3,710,468	$72,001	$–	$3,782,469

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

See Notes to Financial Statements.	91

Schedule of Investments

HEALTH CARE FUND October 31, 2019

Investments	Shares	U.S. $ Fair Value (000)
COMMON STOCKS 98.40%

Germany 2.33%

Biotechnology Research & Production
Genmab A/S*	221	$48
MorphoSys AG ADR*	455	13
		61

Ireland 1.64%

Biotechnology Research & Production 0.80%
Amarin Corp. plc ADR*	1,302	21

Drugs 0.84%
Jazz Pharmaceuticals plc*	177	22
Total Ireland		43

Netherlands 1.95%

Biotechnology Research & Production 1.03%
Argenx SE*	224	27

Drugs 0.92%
uniQure NV*	487	24
Total Netherlands		51

Switzerland 5.57%

Drugs 4.54%
Novartis AG Registered Shares	1,364	119

Health Care Services 1.03%
Lonza Group AG Registered Shares*	74	27
Total Switzerland		146

United Kingdom 6.15%

Drugs 5.00%
AstraZeneca plc	1,097	107
GW Pharmaceuticals plc ADR*	180	24
		131

Health Care Products 1.15%
LivaNova plc*	419	30
Total United Kingdom		161
Investments	Shares	U.S. $ Fair Value (000)
United States 80.76%

Biotechnology Research & Production 17.18%
10X Genomics, Inc. Class A*	502	$29
Amgen, Inc.	256	55
ArQule, Inc.*	1,881	19
Bio-Rad Laboratories, Inc. Class A*	78	26
Blueprint Medicines Corp.*	251	17
Bridgebio Pharma, Inc.*	952	21
Gilead Sciences, Inc.	805	51
Guardant Health, Inc.*	187	13
Illumina, Inc.*	112	33
Krystal Biotech, Inc.*	309	13
Mirati Therapeutics, Inc.*	328	31
NextCure, Inc.*	629	16
Sage Therapeutics, Inc.*	91	12
Twist Bioscience Corp.*	571	14
Vertex Pharmaceuticals, Inc.*	514	100
		450
Business Services 0.69%
HealthEquity, Inc.*	321	18

Chemicals 0.76%
Codexis, Inc.*	1,494	20

Computer Software 2.02%
Phreesia, Inc.*	518	15
Veeva Systems, Inc. Class A*	265	38
		53

Drugs 15.42%
Coherus Biosciences, Inc.*	1,403	24
CVS Health Corp.	1,027	68
DexCom, Inc.*	197	31
Merck & Co., Inc.	1,404	122
MyoKardia, Inc.*	408	24
Neurocrine Biosciences, Inc.*	333	33
Sarepta Therapeutics, Inc.*	174	15
Turning Point Therapeutics, Inc.*	505	19
Zoetis, Inc.	533	68
		404

92	See Notes to Financial Statements.

Schedule of Investments (concluded)

HEALTH CARE FUND October 31, 2019

Investments	Shares	U.S. $ Fair Value (000)
United States (continued)

Electronics 0.88%
Agilent Technologies, Inc.	302	$23

Health Care Products 35.72%
Abbott Laboratories	1,293	108
Align Technology, Inc.*	98	25
Bio-Techne Corp.	63	13
Boston Scientific Corp.*	1,513	63
CareDx, Inc.*	715	19
Cooper Cos., Inc. (The)	85	25
Danaher Corp.	534	74
DENTSPLY SIRONA, Inc.	401	22
Edwards Lifesciences Corp.*	117	28
Glaukos Corp.*	308	20
IDEXX Laboratories, Inc.*	112	32
Insulet Corp.*	233	34
Intuitive Surgical, Inc.*	120	66
Natus Medical, Inc.*	796	27
Nevro Corp.*	389	33
Penumbra, Inc.*	173	27
Repligen Corp.*	455	36
Silk Road Medical, Inc.*	580	19
Stryker Corp.	375	81
Tandem Diabetes Care, Inc.*	482	30
Teleflex, Inc.	96	33
Thermo Fisher Scientific, Inc.	210	63
Zimmer Biomet Holdings, Inc.	421	58
		936
Investments	Shares	U.S. $ Fair Value (000)
Health Care Services 7.82%
Anthem, Inc.	123	$33
Centene Corp.*	868	46
Charles River Laboratories International, Inc.*	227	30
HCA Healthcare, Inc.	265	35
Invitae Corp.*	910	15
Natera, Inc.*	828	32
Teladoc Health, Inc.*	186	14
		205

Insurance 0.27%
eHealth, Inc.*	101	7
Total United States		2,116
Total Common Stocks (cost $2,603,990)		2,578
Total Investments in Securities 98.40% (cost $2,603,990)		2,578
Cash and Other Assets in Excess of Liabilities 1.60%		42
Net Assets 100.00%		$2,620

ADR	American Depositary Receipt.
*	Non-income producing security.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks	$2,578	$–	$–	$2,578
Total	$2,578	$–	$–	$2,578

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

See Notes to Financial Statements.	93

Schedule of Investments

INTERNATIONAL EQUITY FUND October 31, 2019

		U.S. $
		Fair Value
Investments	Shares	(000)
COMMON STOCKS 97.78%

Australia 4.58%

Banks 1.24%
Westpac Banking Corp.	288,915	$5,618

Biotechnology 0.81%
CSL Ltd.	20,766	3,665

Capital Markets 1.02%
Macquarie Group Ltd.	49,805	4,598

Metals & Mining 1.51%
BHP Group Ltd.	275,466	6,827
Total Australia		20,708

Belgium 1.37%

Banks
KBC Group NV	88,445	6,203

Brazil 2.43%

Banks
Banco do Brasil SA	418,400	5,023
Itau Unibanco Holding SA ADR	662,899	5,986
Total Brazil		11,009

Canada 4.23%

Aerospace & Defense 1.30%
CAE, Inc.	234,100	5,871

Food & Staples Retailing 0.72%
Alimentation Couche-Tard, Inc. Class B	109,200	3,275

Metals & Mining 0.67%
Lundin Mining Corp.	600,000	3,029

Oil, Gas & Consumable Fuels 1.54%
Pembina Pipeline Corp.	90,700	3,193
Suncor Energy, Inc.	126,100	3,749
Total Canada		19,117
		U.S. $
		Fair Value
Investments	Shares	(000)
China 4.36%

Insurance 1.35%
Ping An Insurance Group Co. of China Ltd. Class H	528,000	$6,115

Internet & Direct Marketing Retail 2.43%
Alibaba Group Holding Ltd. ADR*	62,115	10,974

Real Estate Management & Development 0.58%
Logan Property Holdings Co., Ltd.	1,726,000	2,639
Total China		19,728

Denmark 1.21%

Beverages
Carlsberg A/S Class B	38,746	5,451

France 13.51%

Aerospace & Defense 1.11%
Safran SA	31,813	5,033

Auto Components 1.27%
Cie Generale des Etablissements Michelin SCA	47,175	5,740

Beverages 1.11%
Pernod Ricard SA	27,187	5,018

Construction & Engineering 1.77%
Vinci SA	71,339	8,004

Entertainment 0.50%
Vivendi SA	80,722	2,247

Food Products 1.21%
Danone SA	66,353	5,503

Insurance 0.84%
AXA SA	143,835	3,800

Oil, Gas & Consumable Fuels 1.45%
Total SA	125,139	6,579

94	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2019

		U.S. $
		Fair Value
Investments	Shares	(000)
France (continued)

Personal Products 1.34%
L’Oreal SA	20,775	$6,066

Pharmaceuticals 1.53%
Sanofi	75,024	6,913

Textiles, Apparel & Luxury Goods 1.38%
LVMH Moet Hennessy Louis Vuitton SE	14,633	6,242
Total France		61,145

Germany 8.97%

Air Freight & Logistics 0.66%
Deutsche Post AG Registered Shares	84,547	2,994

Automobiles 0.96%
Volkswagen AG	22,911	4,341

Chemicals 0.85%
Symrise AG	40,125	3,861

Industrial Conglomerates 0.59%
Rheinmetall AG	22,013	2,648

Insurance 1.84%
Allianz SE Registered Shares	34,154	8,342

Media 1.10%
Stroeer SE & Co. KGaA	62,005	4,993

Real Estate Management & Development 1.24%
Vonovia SE	105,114	5,593

Software 1.73%
SAP SE	59,086	7,829
Total Germany		40,601

Hong Kong 3.90%

Capital Markets 0.91%
Hong Kong Exchanges & Clearing Ltd.	132,700	4,149
		U.S. $
		Fair Value
Investments	Shares	(000)
Insurance 2.12%
AIA Group Ltd.	957,400	$9,585

Real Estate Management & Development 0.87%
Kerry Properties Ltd.	1,213,500	3,934
Total Hong Kong		17,668

India 2.21%

Banks
HDFC Bank Ltd. ADR	65,983	4,031
ICICI Bank Ltd. ADR	458,028	5,968
Total India		9,999

Indonesia 1.20%

Banks
Bank Rakyat Indonesia Persero Tbk PT	18,064,400	5,418

Ireland 3.66%

Banks 0.63%
Bank of Ireland Group plc	591,578	2,845

Construction Materials 1.31%
CRH plc	162,132	5,914

Information Technology Services 0.97%
Accenture plc Class A	23,816	4,416

Life Sciences Tools & Services 0.75%
ICON plc*	23,157	3,402
Total Ireland		16,577

Japan 15.44%

Automobiles 1.85%
Toyota Motor Corp.	119,600	8,353

Beverages 1.01%
Asahi Group Holdings Ltd.	90,600	4,556

Building Products 1.37%
Daikin Industries Ltd.	43,900	6,191

See Notes to Financial Statements.	95

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2019

		U.S. $
		Fair Value
Investments	Shares	(000)
Japan (continued)

Commercial Services & Supplies 1.14%
Secom Co. Ltd.	55,300	$5,154

Electrical Equipment 1.26%
Nidec Corp.	38,300	5,705

Electronic Equipment, Instruments & Components 2.33%
Hitachi Ltd.	120,700	4,548
Murata Manufacturing Co., Ltd.	110,200	5,983
		10,531

Health Care Equipment & Supplies 1.32%
Hoya Corp.	67,200	5,976

Household Durables 1.66%
Sony Corp.	122,200	7,497

Information Technology Services 2.14%
NS Solutions Corp.	141,400	4,851
SCSK Corp.	94,700	4,858
		9,709

Personal Products 1.36%
Shiseido Co., Ltd.	74,400	6,178
Total Japan		69,850

Netherlands 2.68%

Oil, Gas & Consumable Fuels 1.53%
Royal Dutch Shell plc B Shares	240,896	6,921

Semiconductors & Semiconductor Equipment 1.15%
ASML Holding NV	19,835	5,199
Total Netherlands		12,120

Russia 1.38%

Oil, Gas & Consumable Fuels
Lukoil PJSC ADR	67,985	6,252
		U.S. $
		Fair Value
Investments	Shares	(000)
Singapore 1.61%

Banks
United Overseas Bank Ltd.	369,200	$7,281

South Korea 1.97%

Technology Hardware, Storage & Peripherals
Samsung Electronics Co., Ltd.	205,460	8,900

Sweden 3.74%

Banks 0.77%
Svenska Handelsbanken AB A Shares	349,476	3,498

Building Products 1.21%
Assa Abloy AB Class B	231,081	5,480

Machinery 0.98%
Sandvik AB	249,898	4,409

Oil, Gas & Consumable Fuels 0.78%
Lundin Petroleum AB	106,572	3,519
Total Sweden		16,906

Switzerland 5.47%

Food Products 2.16%
Nestle SA Registered Shares	91,517	9,770

Insurance 0.62%
Swiss Life Holding AG Registered Shares	5,605	2,802

Life Sciences Tools & Services 0.78%
Lonza Group AG Registered Shares*	9,789	3,523

Pharmaceuticals 1.91%
Novartis AG Registered Shares	99,413	8,676
Total Switzerland		24,771

96	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2019

		U.S. $
		Fair Value
Investments	Shares	(000)
Taiwan 1.86%

Semiconductors & Semiconductor Equipment
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	162,769	$8,404

United Kingdom 10.27%

Banks 0.99%
Lloyds Banking Group plc	6,054,666	4,455

Beverages 0.64%
Diageo plc	70,900	2,906

Metals & Mining 1.28%
Anglo American plc	224,724	5,768

Multi-Line Retail 0.49%
Next plc	26,224	2,236

Multi-Utilities 1.22%
National Grid plc	474,152	5,536

Paper & Forest Products 0.80%
Mondi plc	175,390	3,629

Personal Products 0.99%
Unilever NV	75,768	4,475

Pharmaceuticals 1.95%
AstraZeneca plc	90,907	8,833

Professional Services 1.02%
Intertek Group plc	66,581	4,616

Trading Companies & Distributors 0.89%
Ashtead Group plc	132,183	4,020
Total United Kingdom		46,474
		U.S. $
		Fair Value
Investments	Shares	(000)
United States 1.73%

Information Technology Services 1.21%
Fidelity National Information Services, Inc.	41,690	$5,493

Insurance 0.52%
Axis Capital Holdings Ltd.	39,571	2,352
Total United States		7,845
Total Common Stocks (cost $405,297,217)		442,427

	Principal
	Amount
	(000)
SHORT-TERM INVESTMENT 2.30%

Repurchase Agreement
Repurchase Agreement dated 10/31/2019, 0.85% due 11/1/2019 with Fixed Income Clearing Corp. collateralized by $10,445,000 of U.S. Treasury Note at 2.25% due 4/15/2022; value: $10,605,185; proceeds: $10,394,328 (cost $10,394,083)	$10,394	10,394
Total Investments in Securities 100.08% (cost $415,691,300)		452,821
Liabilities in Excess of Cash, Foreign Cash and Other Assets (0.08)%		(342)
Net Assets 100.00%		$452,479

ADR	American Depositary Receipt.
*	Non-income producing security.

See Notes to Financial Statements.	97

Schedule of Investments (concluded)

INTERNATIONAL EQUITY FUND October 31, 2019

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks	$442,427	$–	$–	$442,427
Short-Term Investment
Repurchase Agreement	–	10,394	–	10,394
Total	$442,427	$10,394	$–	$452,821

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

98	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL OPPORTUNITIES FUND October 31, 2019

		U.S. $
		Fair Value
Investments	Shares	(000)
LONG-TERM INVESTMENTS 94.12%

COMMON STOCKS 94.07%

Australia 2.93%

Auto Components 0.81%
GUD Holdings Ltd.	612,332	$4,567

Diversified Financial Services 0.69%
IMF Bentham Ltd.*	1,641,449	3,859

Electric: Utilities 1.43%
AusNet Services	6,267,654	7,993
Total Australia		16,419

Austria 1.12%

Machinery
ANDRITZ AG	140,325	6,304

Belgium 0.65%

Wireless Telecommunication Services
Orange Belgium SA	166,663	3,666

Canada 4.54%

Aerospace & Defense 1.69%
CAE, Inc.	377,500	9,467

Entertainment 0.66%
Entertainment One Ltd.	518,188	3,735

Metals & Mining 0.77%
Lundin Mining Corp.	852,800	4,306

Paper & Forest Products 1.42%
Interfor Corp.*	667,300	7,954
Total Canada		25,462

Denmark 1.36%

Machinery
FLSmidth & Co. A/S	214,248	7,666
		U.S. $
		Fair Value
Investments	Shares	(000)
Finland 0.24%

Health Care Providers & Services
Terveystalo OYJ*†	121,749	$1,354

France 2.12%

Construction Materials 0.57%
Vicat SA	75,301	3,191

Health Care Providers & Services 1.55%
Korian SA	204,943	8,686
Total France		11,877

Germany 6.19%

Biotechnology 0.82%
MorphoSys AG*	42,161	4,592

Industrial Conglomerates 0.73%
Rheinmetall AG	33,723	4,056

Life Sciences Tools & Services 1.25%
Gerresheimer AG	87,113	7,020

Media 0.88%
Stroeer SE & Co. KGaA	61,436	4,947

Real Estate Management & Development 2.51%
LEG Immobilien AG	48,732	5,593
PATRIZIA AG	415,046	8,503
		14,096
Total Germany		34,711

Hong Kong 4.85%

Auto Components 0.70%
Xinyi Glass Holdings Ltd.	3,494,000	3,937

Consumer Finance 0.70%
Sun Hung Kai & Co., Ltd.	9,090,000	3,933

Hotels, Restaurants & Leisure 0.50%
Melco International Development Ltd.	1,049,000	2,791

See Notes to Financial Statements.	99

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2019

		U.S. $
		Fair Value
Investments	Shares	(000)
Hong Kong (continued)

Pharmaceuticals 0.29%
SSY Group Ltd.	1,904,000	$1,594

Real Estate Management & Development 0.71%
Kerry Properties Ltd.	1,231,500	3,992

Semiconductors & Semiconductor Equipment 1.38%
ASM Pacific Technology Ltd.	552,100	7,729

Textiles, Apparel & Luxury Goods 0.57%
Stella International Holdings Ltd.	1,918,432	3,217
Total Hong Kong		27,193

India 0.43%

Consumer Finance
Satin Creditcare Network Ltd.*	778,689	2,416

Indonesia 1.84%

Banks 0.47%
Bank Tabungan Negara Persero Tbk PT	19,801,400	2,624

Consumer Finance 0.19%
PT Clipan Finance Indonesia Tbk*	52,084,250	1,084

Media 1.18%
Media Nusantara Citra Tbk PT	70,520,300	6,606
Total Indonesia		10,314

Ireland 6.44%

Banks 1.03%
Bank of Ireland Group plc	1,196,574	5,754

Beverages 1.62%
C&C Group plc	1,848,707	9,100

Equity Real Estate Investment Trusts 0.74%
Hibernia REIT plc	2,650,135	4,126
		U.S. $
		Fair Value
Investments	Shares	(000)
Health Care Providers & Services 1.60%
UDG Healthcare plc	895,420	$8,966

Household Durables 0.93%
Cairn Homes plc	877,448	1,137
Glenveagh Properties plc*†	4,651,959	4,089
		5,226

Information Technology Services 0.52%
Keywords Studios plc	204,613	2,942
Total Ireland		36,114

Israel 1.07%

Food Products
Strauss Group Ltd.	198,141	5,999

Italy 5.30%

Auto Components 1.10%
Freni Brembo SpA	579,156	6,159

Capital Markets 1.75%
Anima Holding SpA†	2,263,058	9,813

Construction Materials 1.16%
Buzzi Unicem SpA	270,598	6,531

Diversified Financial Services 0.74%
doValue SpA†	352,284	4,165

Textiles, Apparel & Luxury Goods 0.55%
Brunello Cucinelli SpA	97,843	3,064
Total Italy		29,732

Japan 21.53%

Building Products 0.53%
Sanwa Holdings Corp.	249,700	2,948

Chemicals 0.74%
Kansai Paint Co., Ltd.	170,000	4,132

Construction & Engineering 1.93%
SHO-BOND Holdings Co., Ltd.	277,400	10,840

Distributors 1.31%
PALTAC Corp.	151,300	7,369

100	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2019

		U.S. $
		Fair Value
Investments	Shares	(000)
Japan (continued)

Electronic Equipment, Instruments & Components 2.62%
Azbil Corp.	416,800	$11,676
Taiyo Yuden Co., Ltd.	112,800	3,030
		14,706

Entertainment 0.97%
Capcom Co., Ltd.	230,200	5,472

Equity Real Estate Investment Trusts 1.97%
GLP J-REIT	4,077	5,316
Nippon Prologis REIT, Inc.	2,045	5,719
		11,035

Food Products 1.24%
Nichirei Corp.	303,600	6,986

Information Technology Services 3.41%
NS Solutions Corp.	293,200	10,059
TIS, Inc.	149,400	9,090
		19,149

Machinery 1.26%
CKD Corp.	492,900	7,052

Professional Services 0.70%
TechnoPro Holdings, Inc.	63,200	3,933

Real Estate Management & Development 1.67%
Kenedix, Inc.	1,717,000	9,397

Specialty Retail 1.77%
Bic Camera, Inc.	501,000	5,502
United Arrows Ltd.	143,500	4,405
		9,907

Thrifts & Mortgage Finance 0.72%
Aruhi Corp.	177,000	4,014

Wireless Telecommunication Services 0.69%
Okinawa Cellular Telephone Co.	112,600	3,853
Total Japan		120,793
		U.S. $
		Fair Value
Investments	Shares	(000)
Netherlands 1.50%

Biotechnology 0.32%
uniQure NV*	36,208	$1,812

Hotels, Restaurants & Leisure 0.69%
Basic-Fit NV*†	126,553	3,867

Machinery 0.49%
Aalberts NV	67,781	2,726
Total Netherlands		8,405

Philippines 0.46%

Industrial Conglomerates 0.37%
Alliance Global Group, Inc.	9,268,400	2,097

Real Estate Management & Development 0.09%
Filinvest Land, Inc.	15,831,000	499
Total Philippines		2,596

Portugal 1.96%

Banks 0.46%
Banco Comercial Portugues SA	11,351,664	2,570

Multi-Utilities 1.50%
REN - Redes Energeticas Nacionais SGPS SA	2,851,655	8,460
Total Portugal		11,030

South Korea 2.58%

Food & Staples Retailing 0.88%
GS Retail Co., Ltd.	150,519	4,949

Semiconductors & Semiconductor Equipment 1.31%
WONIK IPS Co., Ltd.	258,207	7,357

Software 0.39%
Douzone Bizon Co. Ltd.	34,259	2,161
Total South Korea		14,467

See Notes to Financial Statements.	101

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2019

		U.S. $
		Fair Value
Investments	Shares	(000)
Spain 3.73%

Containers & Packaging 1.04%
Vidrala SA*	67,294	$5,847

Food Products 1.69%
Ebro Foods SA	430,695	9,453

Professional Services 0.75%
Applus Services SA	347,928	4,195

Real Estate Management & Development 0.25%
Aedas Homes SAU*†	61,876	1,428
Total Spain		20,923

Sweden 3.27%

Commercial Services & Supplies 2.56%
Bravida Holding AB†	599,544	5,517
Loomis AB Class B	229,029	8,847
		14,364

Food & Staples Retailing 0.71%
Axfood AB	184,506	3,971
Total Sweden		18,335

Switzerland 2.78%

Containers & Packaging 1.63%
SIG Combibloc Group AG*	660,282	9,129

Machinery 1.15%
Sulzer AG	63,913	6,453
Total Switzerland		15,582

Taiwan 1.57%

Machinery 0.77%
Airtac International Group	314,000	4,307

Semiconductors & Semiconductor Equipment 0.80%
Realtek Semiconductor Corp.	608,000	4,524
Total Taiwan		8,831
		U.S. $
		Fair Value
Investments	Shares	(000)
United Kingdom 10.67%

Aerospace & Defense 1.09%
Senior plc	2,558,219	$6,121

Beverages 1.82%
Britvic plc	795,787	10,174

Capital Markets 1.42%
Man Group plc	4,284,436	7,964

Consumer Finance 1.29%
Arrow Global Group plc	2,352,726	7,247

Information Technology Services 0.70%
Network International Holdings plc*†	558,685	3,915

Insurance 1.49%
Lancashire Holdings Ltd.	908,281	8,371

Machinery 0.65%
Concentric AB	273,213	3,650

Media 0.61%
Huntsworth plc	2,922,913	3,408

Multi-Line Retail 1.11%
B&M European Value Retail SA	1,299,761	6,234

Pharmaceuticals 0.49%
Dechra Pharmaceuticals plc	81,208	2,767
Total United Kingdom		59,851

United States 3.08%

Exchange-Traded Funds 1.73%
VanEck Vectors Junior Gold Miners	248,161	9,730

Insurance 1.35%
Axis Capital Holdings Ltd.	126,955	7,545
Total United States		17,275

102	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2019

		U.S. $
		Fair Value
Investments	Shares	(000)
Vietnam 1.86%

Closed-Ended Fund
VinaCapital Vietnam Opportunity Fund Ltd.	2,348,855	$10,421
Total Common Stocks (cost $523,971,526)		527,736

RIGHTS 0.05%

Spain

Containers & Packaging
Vidrala SA* (cost $275,103)	67,294	288
Total Long-Term Investments (cost $524,246,629)		528,024
	Principal	U.S. $
	Amount	Fair Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 2.97%

Repurchase Agreement
Repurchase Agreement dated 10/31/2019, 0.85% due 11/1/2019 with Fixed Income Clearing Corp. collateralized by $16,640,000 of U.S. Treasury Note at 2.375% due 3/15/2022; value: $16,978,524; proceeds: $16,642,677 (cost $16,642,284)	$16,642	$16,642
Total Investments in Securities 97.09% (cost $540,888,913)		544,666
Cash, Foreign Cash and Other Assets in Excess Liabilities(a) 2.91%		16,334
Net Assets 100.00%		$561,000

REIT	Real Estate Investment Trust.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At October 31, 2019, the total value of Rule 144A securities was $34,148, which represents 6.09% of net assets.
(a)	Cash, Foreign Cash and Other Assets in Excess Liabilities include net unrealized appreciation on Total return swaps as follows:

See Notes to Financial Statements.	103

Schedule of Investments (concluded)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2019

Open Total Return Swap Contracts at October 31, 2019:

Swap Counterparty	Referenced Index*	Referenced Spread	Units	Position	Termination Date	Notional Amount	Notional Value	Unrealized Appreciation
Bank of America	MLEILAEN	1 Mo. LIBOR + .28%	116,000	Long	6/11/2020	$11,054,800	$11,061,916	$7,116
Bank of America	MLEILAEN	1 Mo. LIBOR + .28%	77,664	Long	6/12/2020	7,401,379	7,406,144	4,765
Total						$18,456,179	$18,468,060	$11,881

*	Merrill Lynch Custom Basket Index.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks	$527,736	$–	$–	$527,736
Rights	288	–	–	288
Short-Term Investment
Repurchase Agreement	–	16,642	–	16,642
Total	$528,024	$16,642	$–	$544,666
Other Financial Instruments
Total Return Swap Contracts
Assets	$–	$12	$–	$12
Liabilities	–	–	–	–
Total	$–	$12	$–	$12

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

104	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL VALUE FUND October 31, 2019

Investments	Shares	U.S. $ Fair Value (000)
COMMON STOCKS 97.11%

Australia 2.84%

Capital Markets 1.10%
Macquarie Group Ltd.	68,956	$6,366

Metals & Mining 1.74%
BHP Group Ltd.	406,882	10,083
Total Australia		16,449

Belgium 1.50%

Insurance
Ageas	151,168	8,706

Canada 3.70%

Banks 1.47%
Royal Bank of Canada	105,900	8,542

Metals & Mining 0.85%
Lundin Mining Corp.	978,455	4,940

Oil, Gas & Consumable Fuels 1.38%
Pembina Pipeline Corp.	226,500	7,974
Total Canada		21,456

China 2.97%

Banks 1.15%
China Construction Bank Corp. Class H	8,307,000	6,689

Oil, Gas & Consumable Fuels 0.92%
CNOOC Ltd.	3,550,000	5,328

Real Estate Management & Development 0.90%
Logan Property Holdings Co., Ltd.	3,426,000	5,238
Total China		17,255

Finland 0.70%

Communications Equipment
Nokia OYJ	1,112,325	4,086
		U.S. $
		Fair Value
Investments	Shares	(000)
France 10.97%

Banks 2.33%
Credit Agricole SA	1,037,897	$13,526

Construction & Engineering 1.05%
Vinci SA	54,417	6,106

Food Products 1.40%
Danone SA	97,869	8,117

Insurance 1.81%
AXA SA	396,896	10,484

Oil, Gas & Consumable Fuels 1.64%
Total SA	180,964	9,513

Pharmaceuticals 2.74%
Sanofi	172,384	15,884
Total France		63,630

Germany 13.67%

Air Freight & Logistics 1.61%
Deutsche Post AG Registered Shares	263,191	9,320

Auto Components 0.83%
Continental AG	36,187	4,838

Automobiles 1.61%
Volkswagen AG	49,327	9,347

Chemicals 1.48%
BASF SE	112,675	8,574

Industrial Conglomerates 1.10%
Siemens AG Registered Shares	55,298	6,376

Insurance 2.52%
Allianz SE Registered Shares	59,842	14,616

Media 0.98%
Stroeer SE & Co. KGaA	70,456	5,673

Pharmaceuticals 1.54%
Bayer AG Registered Shares	115,447	8,959

See Notes to Financial Statements.	105

Schedule of Investments (continued)

INTERNATIONAL VALUE FUND October 31, 2019

		U.S. $
		Fair Value
Investments	Shares	(000)
Germany (continued)

Real Estate Management & Development 1.13%
Vonovia SE	123,143	$6,553

Semiconductors & Semiconductor Equipment 0.87%
Infineon Technologies AG	260,995	5,059
Total Germany		79,315

Hong Kong 2.37%

Commercial Services & Supplies 0.83%
China Everbright International Ltd.	6,346,925	4,803

Real Estate Management & Development 1.54%
Kerry Properties Ltd.	2,751,500	8,919
Total Hong Kong		13,722

Ireland 0.72%

Banks
Bank of Ireland Group plc	873,645	4,202

Isle Of Man 0.72%

Hotels, Restaurants & Leisure
GVC Holdings PLC	359,947	4,150

Italy 3.25%

Auto Components 0.56%
Freni Brembo SpA	302,724	3,219

Banks 1.48%
Intesa Sanpaolo SpA	3,434,061	8,602

Oil, Gas & Consumable Fuels 1.21%
Eni SpA	465,422	7,044
Total Italy		18,865

Japan 16.74%

Automobiles 2.89%
Toyota Motor Corp.	239,900	16,755
		U.S. $
		Fair Value
Investments	Shares	(000)
Banks 2.07%
Sumitomo Mitsui Financial Group, Inc.	334,400	$12,015

Beverages 2.22%
Asahi Group Holdings Ltd.	255,900	12,867

Building Products 1.27%
Sanwa Holdings Corp.	625,200	7,382

Diversified Financial Services 1.22%
ORIX Corp.	449,200	7,098

Household Durables 1.96%
Sony Corp.	185,500	11,380

Insurance 1.54%
Tokio Marine Holdings, Inc.	164,000	8,911

Machinery 1.25%
Komatsu Ltd.	306,200	7,256

Trading Companies & Distributors 2.32%
ITOCHU Corp.	415,400	8,736
Mitsubishi Corp.	184,900	4,732
		13,468
Total Japan		97,132

Luxembourg 1.13%

Real Estate Management & Development
Aroundtown SA	775,158	6,541

Macau 1.50%

Hotels, Restaurants & Leisure
Sands China Ltd.	1,758,000	8,694

Mexico 1.18%

Banks
Grupo Financiero Banorte SAB de CV	1,249,366	6,820

106	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL VALUE FUND October 31, 2019

		U.S. $
		Fair Value
Investments	Shares	(000)
Netherlands 3.85%

Health Care Equipment & Supplies 0.75%
Koninklijke Philips NV	99,336	$4,351

Oil, Gas & Consumable Fuels 3.10%
Royal Dutch Shell plc Class A ADR	310,695	18,011
Total Netherlands		22,362

New Zealand 1.34%

Diversified Telecommunication Services
Spark New Zealand Ltd.	2,695,939	7,744

Portugal 0.52%

Banks
Banco Comercial Portugues SA	13,443,969	3,044

Russia 1.64%

Oil, Gas & Consumable Fuels
Lukoil PJSC ADR	103,513	9,519

Singapore 1.44%

Banks
DBS Group Holdings Ltd.	436,700	8,346

South Korea 1.25%

Technology Hardware, Storage & Peripherals
Samsung Electronics Co., Ltd.	167,580	7,259

Spain 1.64%

Banks
Banco Santander SA	2,377,824	9,531

Switzerland 4.76%

Insurance 1.51%
Swiss Life Holding AG Registered Shares	17,484	8,741
		U.S. $
		Fair Value
Investments	Shares	(000)
Pharmaceuticals 3.25%
Novartis AG Registered Shares	131,883	$11,509
Roche Holding AG	24,487	7,368
		18,877
Total Switzerland		27,618

Taiwan 2.01%

Semiconductors & Semiconductor Equipment
Realtek Semiconductor Corp.	349,000	2,597
Taiwan Semiconductor Manufacturing Co., Ltd.	922,000	9,041
		11,638

United Kingdom 14.70%

Aerospace & Defense 1.83%
BAE Systems plc	1,425,348	10,638

Banks 1.23%
Royal Bank of Scotland Group plc	2,591,733	7,141

Beverages 0.49%
Coca-Cola European Partners plc	52,837	2,832

Household Durables 1.19%
Persimmon plc	233,631	6,891

Metals & Mining 2.12%
Anglo American plc	477,733	12,263

Multi-Line Retail 0.69%
Next plc	46,842	3,994

Multi-Utilities 1.81%
National Grid plc	900,710	10,516

Personal Products 0.75%
Unilever NV	73,682	4,351

Pharmaceuticals 1.25%
AstraZeneca plc	74,672	7,255

See Notes to Financial Statements.	107

Schedule of Investments (concluded)

INTERNATIONAL VALUE FUND October 31, 2019

		U.S. $
		Fair Value
Investments	Shares	(000)
United Kingdom (continued)

Tobacco 2.00%
British American Tobacco plc	140,935	$4,933
Imperial Brands plc	305,162	6,690
		11,623

Wireless Telecommunication Services 1.34%
Vodafone Group plc	3,796,809	7,741
Total United Kingdom		85,245
Total Common Stocks (cost $545,659,425)		563,329
	Principal	U.S. $
	Amount	Fair Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 1.67%

Repurchase Agreement
Repurchase Agreement dated 10/31/2019, 0.85% due 11/1/2019 with Fixed Income Clearing Corp. collateralized by $9,740,000 of U.S. Treasury Note at 2.25% due 4/15/2022; value: $9,889,373; proceeds: $9,692,477 (cost $9,692,249)	$9,692	$9,692
Total Investments in Securities 98.78% (cost $555,351,674)		573,021
Foreign Cash and Other Assets in Excess Liabilities 1.22%		7,049
Net Assets 100.00%		$580,070

ADR	American Depositary Receipt.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks	$563,329	$–	$–	$563,329
Short-Term Investment
Repurchase Agreement	–	9,692	–	9,692
Total	$563,329	$9,692	$–	$573,021

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

108	See Notes to Financial Statements.

Schedule of Investments

VALUE OPPORTUNITIES FUND October 31, 2019

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 99.96%

Aerospace & Defense 2.05%
Teledyne Technologies, Inc.*	115,170	$37,960

Auto Components 4.53%
Dorman Products, Inc.*	372,295	26,787
LCI Industries	330,064	32,056
Lear Corp.	214,200	25,226
Total		84,069

Banks 5.57%
Bank of Hawaii Corp.	330,527	28,858
Cullen/Frost Bankers, Inc.	277,857	25,030
East West Bancorp, Inc.	403,914	17,336
First Republic Bank	301,748	32,094
Total		103,318

Beverages 0.74%
Cott Corp.	1,073,368	13,793

Building Products 4.99%
A.O. Smith Corp.	607,742	30,193
Allegion plc (Ireland)(a)	263,387	30,563
Simpson Manufacturing Co., Inc.	383,396	31,684
Total		92,440

Capital Markets 1.73%
Ares Capital Corp.	1,122,093	20,534
Hamilton Lane, Inc. Class A	192,946	11,504
Total		32,038

Chemicals 1.88%
Valvoline, Inc.	1,631,380	34,814

Containers & Packaging 1.80%
Avery Dennison Corp.	261,403	33,423

Electric: Utilities 1.60%
Portland General Electric Co.	521,439	29,659
		Fair
		Value
Investments	Shares	(000)
Electrical Equipment 3.86%
Acuity Brands, Inc.	219,793	$27,428
AMETEK, Inc.	307,521	28,184
Generac Holdings, Inc.*	164,998	15,936
Total		71,548

Electronic Equipment, Instruments & Components 4.13%
Amphenol Corp. Class A	100,234	10,056
FLIR Systems, Inc.	778,060	40,117
Littelfuse, Inc.	149,940	26,325
Total		76,498

Energy Equipment & Services 0.31%
Helmerich & Payne, Inc.	153,368	5,751

Equity Real Estate Investment Trusts 4.49%
Alexandria Real Estate Equities, Inc.	258,118	40,976
First Industrial Realty Trust, Inc.	510,436	21,495
UDR, Inc.	413,936	20,800
Total		83,271

Food & Staples Retailing 0.42%
Sprouts Farmers Market, Inc.*	402,327	7,809

Health Care Equipment & Supplies 7.06%
Cooper Cos., Inc. (The)	77,160	22,454
Hill-Rom Holdings, Inc.	222,998	23,346
LivaNova plc (United Kingdom)*(a)	344,797	24,387
STERIS plc	233,784	33,097
Teleflex, Inc.	24,753	8,599
Varian Medical Systems, Inc.*	157,315	19,005
Total		130,888

Health Care Providers & Services 0.74%
Encompass Health Corp.	214,827	13,753

Hotels, Restaurants & Leisure 1.51%
Dunkin’ Brands Group, Inc.	355,657	27,962

See Notes to Financial Statements.	109

Schedule of Investments (continued)

VALUE OPPORTUNITIES FUND October 31, 2019

		Fair
		Value
Investments	Shares	(000)
Industrial Conglomerates 1.76%
Carlisle Cos., Inc.	214,888	$32,721

Information Technology Services 6.08%
Amdocs Ltd.	369,626	24,100
Booz Allen Hamilton Holding Corp.	491,885	34,614
EPAM Systems, Inc.*	73,687	12,966
Jack Henry & Associates, Inc.	135,379	19,164
MAXIMUS, Inc.	284,340	21,820
Total		112,664

Insurance 10.80%
Arch Capital Group Ltd.*	353,285	14,753
Argo Group International Holdings Ltd.	205,851	12,736
Axis Capital Holdings Ltd.	578,425	34,376
Brown & Brown, Inc.	496,321	18,702
Cincinnati Financial Corp.	126,128	14,279
Globe Life, Inc.	273,064	26,577
Hanover Insurance Group, Inc. (The)	236,738	31,181
RenaissanceRe Holdings Ltd.	170,248	31,867
Selective Insurance Group, Inc.	227,752	15,742
Total		200,213

Life Sciences Tools & Services 5.46%
Bio-Techne Corp.	91,437	19,035
Charles River Laboratories International, Inc.*	246,094	31,987
ICON plc (Ireland)*(a)	179,717	26,400
PerkinElmer, Inc.	276,929	23,805
Total		101,227

Machinery 2.23%
Crane Co.	338,395	25,894
Toro Co. (The)	199,147	15,360
Total		41,254
		Fair
		Value
Investments	Shares	(000)
Media 1.21%
Interpublic Group of Cos., Inc. (The)	1,030,493	$22,413

Metals & Mining 2.07%
Reliance Steel & Aluminum Co.	330,129	38,308

Multi-Utilities 2.94%
CMS Energy Corp.	406,599	25,990
NorthWestern Corp.	392,762	28,483
Total		54,473

Oil, Gas & Consumable Fuels 1.68%
Concho Resources, Inc.	180,664	12,198
Parsley Energy, Inc. Class A	1,196,373	18,915
Total		31,113

Real Estate Management & Development 0.98%
Marcus & Millichap, Inc.*	509,200	18,189

Road & Rail 3.40%
Landstar System, Inc.	291,300	32,961
Old Dominion Freight Line, Inc.	164,875	30,020
Total		62,981

Semiconductors & Semiconductor Equipment 4.87%
Entegris, Inc.	810,059	38,883
Monolithic Power Systems, Inc.	131,467	19,709
Teradyne, Inc.	517,133	31,659
Total		90,251

Software 2.21%
Cadence Design Systems, Inc.*	191,337	12,504
Paylocity Holding Corp.*	137,247	14,082
Synopsys, Inc.*	105,454	14,315
Total		40,901

110	See Notes to Financial Statements.

Schedule of Investments (concluded)

VALUE OPPORTUNITIES FUND October 31, 2019

		Fair
		Value
Investments	Shares	(000)
Specialty Retail 5.02%
Advance Auto Parts, Inc.	188,044	$30,553
Burlington Stores, Inc.*	192,261	36,947
Foot Locker, Inc.	589,670	25,657
Total		93,157

Textiles, Apparel & Luxury Goods 0.46%
Columbia Sportswear Co.	93,348	8,443

Water Utilities 1.38%
American Water Works Co., Inc.	207,871	25,624
Total Common Stocks (cost $1,560,765,122)		1,852,926
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.10%

Repurchase Agreement
Repurchase Agreement dated 10/31/2019, 0.85% due 11/1/2019 with Fixed Income Clearing Corp. collateralized by $1,860,000 of U.S. Treasury Note at 2.25% due 4/15/2022; value: $1,888,525; proceeds: $1,849,469 (cost $1,849,425)	$1,849	$1,849
Total Investments in Securities 100.06% (cost $1,562,614,547)		1,854,775
Liabilities in Excess of Other Assets (0.06)%		(1,023)
Net Assets 100.00%		$1,853,752

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks	$1,852,926	$–	$–	$1,852,926
Short-Term Investment
Repurchase Agreement	–	1,849	–	1,849
Total	$1,852,926	$1,849	$–	$1,854,775

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

See Notes to Financial Statements.	111

Statements of Assets and Liabilities

October 31, 2019

	Alpha Strategy Fund	Focused Growth Fund	Focused Large Cap Value Fund
ASSETS:
Investments in securities, at cost	$730,471	$9,487,031	$40,232,575
Investments in Underlying Funds, at cost	933,165,582	–	–
Investments in Securities, at value	$730,471	$10,011,554	$40,353,888
Investments in Underlying Funds, at value	917,523,654	–	–
Cash	–	–	–
Foreign cash, at value (cost $0, $0, $0, $0, $0, $3,153 and $36, respectively)	–	–	–
Receivables:
Investment in Securities sold	–	177,650	–
Interest and dividends	17	946	60,939
Capital shares sold	365,816	90,238	–
From advisor (See Note 3)	19	15,972	12,285
Investments in Underlying Funds sold	281,035	–	–
Prepaid expenses and other assets	54,395	37,809	45,281
Total assets	918,955,407	10,334,169	40,472,393
LIABILITIES:
Payables:
Investments in Securities purchased	–	308,390	–
Capital shares reacquired	846,076	–	–
Management fee	–	4,863	20,033
12b-1 distribution plan	193,571	1,053	244
Trustees’ fees	131,418	49	–
Fund administration	30,760	299	1,358
Offering costs	–	68,792	57,935
Foreign currency overdraft	–	–	–
Accrued expenses	304,743	25,018	25,900
Total liabilities	1,506,568	408,464	105,470
Commitments and contingent liabilities
NET ASSETS	$917,448,839	$9,925,705	$40,366,923
COMPOSITION OF NET ASSETS:
Paid-in capital	$835,986,524	$9,791,477	$40,224,320
Total distributable earnings (loss)	81,462,315	134,228	142,603
Net Assets	$917,448,839	$9,925,705	$40,366,923

112	See Notes to Financial Statements.

Focused Small Cap Value Fund	Fundamental Equity Fund	Global Equity Research Fund	Global Select Equity Fund

$117,011,317	$2,197,141,976	$7,912,589	$2,480,149
–	–	–	–
$120,508,626	$2,484,922,709	$8,551,101	$2,527,438
–	–	–	–
75,291	9	6	54,505

–	–	3,167	36

534,312	5,171,646	37,969	22,758
119,347	3,149,003	10,175	3,015
99,242	297,273	158	–
29,671	–	28,791	15,453
–	–	–	–
95,480	93,143	76,459	59,371
121,461,969	2,493,633,783	8,707,826	2,682,576

–	–	66,159	16,566
98,242	1,861,948	22,805	–
81,053	1,133,233	2,945	1,314
1,198	432,670	1,392	279
17,142	595,564	274	52
4,053	84,204	262	88
–	–	14,707	–
–	37	–	–
48,078	967,871	54,447	35,376
249,766	5,075,527	162,991	53,675

$121,212,203	$2,488,558,256	$8,544,835	$2,628,901
$99,746,769	$1,971,684,882	$7,896,532	$2,568,668
21,465,434	516,873,374	648,303	60,233
$121,212,203	$2,488,558,256	$8,544,835	$2,628,901

See Notes to Financial Statements.	113

Statements of Assets and Liabilities (continued)

October 31, 2019

	Alpha Strategy Fund	Focused Growth Fund	Focused Large Cap Value Fund
Net assets by class:
Class A Shares	$482,674,676	$4,889,374	$507,507
Class C Shares	$97,095,543	$156,267	$107,939
Class F Shares	$176,783,685	$1,005,134	$491,928
Class F3 Shares	$32,219,033	$530,775	$492,030
Class I Shares	$92,447,598	$1,491,665	$38,221,271
Class P Shares	–	–	–
Class R2 Shares	$1,475,695	–	–
Class R3 Shares	$26,729,297	$10,570	$9,826
Class R4 Shares	$3,461,399	$10,590	$9,832
Class R5 Shares	$295,654	$10,610	$9,839
Class R6 Shares	$4,266,259	$1,820,720	$516,751
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	20,081,161	307,841	34,405
Class C Shares	4,921,205	9,893	7,333
Class F Shares	7,300,006	63,161	33,333
Class F3 Shares	1,300,454	33,333	33,333
Class I Shares	3,739,773	93,719	2,589,717
Class P Shares	–	–	–
Class R2 Shares	63,849	–	–
Class R3 Shares	1,149,104	666.66	666.67
Class R4 Shares	144,330	666.66	666.67
Class R5 Shares	11,956	667	666.67
Class R6 Shares	172,151	114,343	35,008
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$24.04	$15.88	$14.75
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$25.51	$16.85	$15.65
Class C Shares-Net asset value	$19.73	$15.80	$14.72
Class F Shares-Net asset value	$24.22	$15.91	$14.76
Class F3 Shares-Net asset value	$24.78	$15.92	$14.76
Class I Shares-Net asset value	$24.72	$15.92	$14.76
Class P Shares-Net asset value	–	–	–
Class R2 Shares-Net asset value	$23.11	–	–
Class R3 Shares-Net asset value	$23.26	$15.86	$14.74
Class R4 Shares-Net asset value	$23.98	$15.89	$14.75
Class R5 Shares-Net asset value	$24.73	$15.91	$14.76
Class R6 Shares-Net asset value	$24.78	$15.92	$14.76

114	See Notes to Financial Statements.

Focused Small Cap Value Fund	Fundamental Equity Fund	Global Equity Research Fund	Global Select Equity Fund

$5,729,166	$1,378,201,467	$3,551,261	$531,184
$9,751	$157,802,768	$581,264	$146,357
$9,784	$183,310,364	$2,207,149	$509,784
$9,786	$20,698,381	$12,562	$510,489
$114,088,425	$613,182,462	$1,263,970	$112,153
–	$5,117,239	–	–
–	$4,008,681	$12,683	–
$9,767	$98,059,494	$200,241	$10,132
$9,775	$4,880,273	$12,807	$10,163
$9,784	$1,481,735	$12,897	$10,196
$1,335,965	$21,815,392	$690,001	$788,443

227,910	109,984,705	308,302	35,039
365.10	14,295,629	51,010	9,708
365.10	14,787,443	191,241	33,534
365.10	1,631,645	1,087	33,563
4,257,478	48,565,140	109,425	7,380
–	416,768	–	–
–	327,622	1,103	–
365.10	7,984,868	17,485	669
365.10	391,645	1,111	670.20
365.10	117,308	1,117	671
49,829	1,718,711	59,712	51,839

$25.14	$12.53	$11.52	$15.16

$26.67	$13.29	$12.22	$16.08
$26.71	$11.04	$11.40	$15.08
$26.80	$12.40	$11.54	$15.20
$26.80	$12.69	$11.56	$15.21
$26.80	$12.63	$11.55	$15.20
–	$12.28	–	–
–	$12.24	$11.50	–
$26.75	$12.28	$11.45	$15.14
$26.77	$12.46	$11.53	$15.16
$26.80	$12.63	$11.55	$15.20
$26.81	$12.69	$11.56	$15.21

See Notes to Financial Statements.	115

Statements of Assets and Liabilities (continued)

October 31, 2019

	Growth Leaders Fund	Health Care Fund	International Equity Fund
ASSETS:
Investments in securities, at cost	$3,377,724,114	$2,603,990	$415,691,300
Investments in Underlying Funds, at cost	–	–	–
Investments in securities, at fair value	$3,782,469,054	$2,577,619	$452,820,891
Investments in Underlying Funds, at value	–	–	–
Cash	2	73,651	8
Foreign cash, at value (cost $0, $0, $92, $2,626,806, $2,466,565 and $0, respectively)	–	–	93
Receivables:
Investment securities sold	9,361,039	14,778	1,297,955
Interest and dividends	226,261	1,015	1,442,366
Capital shares sold	4,598,587	68	58,788
From advisor (See Note 3)	121,431	17,249	20,621
Investment in securities sold	–	–	–
Total return swap, at fair value	–	–	–
Prepaid expenses and other assets	74,948	52,679	4,414
Total assets	3,796,851,322	2,737,059	455,645,136
LIABILITIES:
Payables:
Investment securities purchased	44,363,626	20,563	2,129,141
Capital shares reacquired	8,998,832	–	418,889
Management fee	1,650,875	1,329	264,502
12b-1 distribution plan	868,532	336	15,335
Trustees’ fees	198,659	–	105,809
Fund administration	125,276	86	15,114
Offering costs	–	67,935	–
Due to broker	–	–	–
Accrued expenses	584,371	26,883	217,107
Total liabilities	56,790,171	117,132	3,165,897
Commitments and contingent liabilities
NET ASSETS	$3,740,061,151	$2,619,927	$452,479,239
COMPOSITION OF NET ASSETS:
Paid-in capital	$3,042,963,460	$2,697,827	$432,475,848
Total distributable earnings (loss)	697,097,691	(77,900)	20,003,391
Net Assets	$3,740,061,151	$2,619,927	$452,479,239

116	See Notes to Financial Statements.

International Opportunities Fund	International Value Fund	Value Opportunities Fund

$540,888,913	$555,351,674	$1,562,614,547
–	–	–
$544,666,243	$573,020,846	$1,854,775,137
–	–	–
–	–	–
2,647,982	2,521,416	–

16,739,597	1,933,128	8,778,913
1,671,181	4,085,267	859,152
247,019	106,303	581,341
–	58,970	–
–	–	–
11,881	–	–
54,436	19,393	127,388
566,038,339	581,745,323	1,865,121,931

3,123,211	292,417	5,388,462
897,364	441,744	3,495,553
353,248	342,013	1,149,092
56,019	85,287	290,866
74,238	159,381	346,220
18,840	19,544	63,236
–	–	–
166,548	–	–
348,768	334,600	636,675
5,038,236	1,674,986	11,370,104

$561,000,103	$580,070,337	$1,853,751,827

$632,716,316	$977,116,508	$1,362,769,190
(71,716,213)	(397,046,171)	490,982,637
$561,000,103	$580,070,337	$1,853,751,827

See Notes to Financial Statements.	117

Statements of Assets and Liabilities (concluded)

October 31, 2019

	Growth Leaders Fund	Health Care Fund	International Equity Fund
Net assets by class:
Class A Shares	$1,001,972,879	$905,854	$178,700,616
Class C Shares	$631,400,385	$129,204	$10,651,516
Class F Shares	$1,444,533,120	$482,944	$48,782,101
Class F3 Shares	$74,377,761	$483,049	$4,526,849
Class I Shares	$520,195,308	$106,248	$198,367,593
Class P Shares	–	–	$42,325
Class R2 Shares	$1,153,216	–	$451,081
Class R3 Shares	$13,609,552	$9,646	$7,207,818
Class R4 Shares	$6,543,185	$9,652	$1,179,520
Class R5 Shares	$9,343,676	$9,659	$81,268
Class R6 Shares	$36,932,069	$483,671	$2,488,552
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	35,020,226	62,564	13,543,904
Class C Shares	23,849,528	8,941	814,044
Class F Shares	49,574,531	33,333	3,714,321
Class F3 Shares	2,526,943	33,333	338,934
Class I Shares	17,742,600	7,333	14,880,462
Class P Shares	–	–	3,207
Class R2 Shares	40,960	–	34,241
Class R3 Shares	484,446	666.67	555,192
Class R4 Shares	228,630	666.67	89,799
Class R5 Shares	318,571	666.67	6,122
Class R6 Shares	1,254,793	33,377	186,410
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$28.61	$14.48	$13.19
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$30.36	$15.36	$13.99
Class C Shares-Net asset value	$26.47	$14.45	$13.08
Class F Shares-Net asset value	$29.14	$14.49	$13.13
Class F3 Shares-Net asset value	$29.43	$14.49	$13.36
Class I Shares-Net asset value	$29.32	$14.49	$13.33
Class P Shares-Net asset value	–	–	$13.20
Class R2 Shares-Net asset value	$28.15	–	$13.17
Class R3 Shares-Net asset value	$28.09	$14.47	$12.98
Class R4 Shares-Net asset value	$28.62	$14.48	$13.14
Class R5 Shares-Net asset value	$29.33	$14.49	$13.27
Class R6 Shares-Net asset value	$29.43	$14.49	$13.35

118	See Notes to Financial Statements.

International Opportunities Fund	International Value Fund	Value Opportunities Fund

$126,699,764	$256,381,033	$775,746,322
$22,450,174	$32,273,790	$142,019,653
$91,018,966	$37,857,111	$210,350,093
$19,153,132	$24,764,291	$260,947,794
$221,455,292	$219,763,580	$292,609,826
$96,292	–	$22,112,869
$3,318,011	$448,598	$6,482,662
$19,567,965	$7,028,722	$56,855,026
$6,293,231	$36,020	$43,878,872
$17,764,705	$10,416	$2,599,418
$33,182,571	$1,506,776	$40,149,292

7,909,206	36,743,526	41,654,655
1,518,991	4,665,104	8,757,327
5,738,937	5,400,767	11,036,961
1,154,773	3,527,110	13,340,902
13,411,541	31,276,419	15,045,114
5,861	–	1,214,944
211,090	62,853	365,231
1,250,848	996,326	3,163,353
394,480	5,171	2,359,538
1,076,529	1,486	133,545
2,000,511	214,553	2,054,044

$16.02	$6.98	$18.62
$17.00	$7.41	$19.76
$14.78	$6.92	$16.22
$15.86	$7.01	$19.06
$16.59	$7.02	$19.56
$16.51	$7.03	$19.45
$16.43	–	$18.20
$15.72	$7.14	$17.75
$15.64	$7.05	$17.97
$15.95	$6.97	$18.60
$16.50	$7.01	$19.46
$16.59	$7.02	$19.55

See Notes to Financial Statements.	119

Statements of Operations

For the Year Ended October 31, 2019

			Focused
	Alpha	Focused	Large Cap
	Strategy Fund	Growth Fund *	Value Fund **
Investment income:
Dividends (net of foreign withholding taxes of $0, $0, $2,649, $14,864, $636,880, $10,286, and $3,573, respectively)	$–	$8,998	$106,400
Dividends received from Underlying Funds	2,976,546	–	–
Interest income	14,222	2,217	5,114
Total investment income	2,990,768	11,215	111,514
Expenses:
Management fee	950,857	33,396	34,847
12b-1 distribution plan-Class A	1,226,527	4,810	311
12b-1 distribution plan-Class C	1,202,474	963	276
12b-1 distribution plan-Class F	183,496	552	125
12b-1 distribution plan-Class P	–	–	–
12b-1 distribution plan-Class R2	10,794	–	–
12b-1 distribution plan-Class R3	138,426	41	13
12b-1 distribution plan-Class R4	8,554	20	6
Shareholder servicing	915,568	3,665	499
Fund administration	380,343	2,055	2,362
Registration	136,075	8,590	36
Reports to shareholders	162,433	500	250
Professional	45,860	35,586	24,705
Custody	17,671	2,993	400
Trustees’ fees	28,688	97	–
Offering costs	–	52,773	15,174
Other	77,373	9,982	3,207
Gross expenses	5,485,139	156,023	82,211
Expense reductions (See Note 9)	(32,638)	(127)	(9)
Fees waived and expenses reimbursed (See Note 3)	(950,857)	(109,926)	(39,863)
Net expenses	4,501,644	45,970	42,339
Net investment income (loss)	(1,510,876)	(34,755)	69,175
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	141,088,951	–	–
Net realized loss on investments in Underlying Funds	(22,111,433)	–	–
Net realized gain (loss) on investments	–	(390,246)	(61,885)
Net realized gain on futures contracts	–	–	–
Net realized gain on foreign currency exchange contracts	–	–	–
Net realized gain (loss) on foreign currency related transactions	–	–	(216)
Net change in unrealized appreciation/depreciation on investments	–	524,523	121,313
Net change in unrealized appreciation/depreciation in Underlying Funds	(70,488,971)	–	–

120	See Notes to Financial Statements.

Focused
Small Cap	Fundamental	Global Equity	Global Select
Value Fund	Equity Fund	Research Fund	Equity Fund

$1,605,491	$59,929,081	$154,743	$56,641
–	–	–	–
100,174	240,548	2,292	231
1,705,665	60,169,629	157,035	56,872

1,572,282	12,723,067	33,021	14,336
4,740	3,491,175	8,406	1,231
32	1,980,979	6,153	1,202
4	202,128	1,271	481
–	22,518	–	–
–	25,590	72	–
16	527,658	916	48
8	12,805	30	24
15,805	2,568,063	3,667	2,438
49,476	941,845	2,935	956
68,987	209,395	132,117	48,237
9,175	283,418	6,796	4,013
80,414	96,212	49,950	40,912
22,506	66,412	43,661	19,746
3,708	68,908	243	79
–	–	–	80,366
27,716	465,350	18,108	12,379
1,854,869	23,685,523	307,346	226,448
(992)	(71,352)	(237)	(44)
(59,421)	–	(242,702)	(206,062)
1,794,456	23,614,171	64,407	20,342
(88,791)	36,555,458	92,628	36,530

–	–	–	–

–	–	–	–
18,108,793	231,897,078	(53,511)	(26,465)
–	–	786	–

–	–	7	3,320

(1,489)	1,494	(899)	410

(16,643,006)	(92,878,634)	763,165	172,169

–	–	–	–

See Notes to Financial Statements.	121

Statements of Operations (continued)

For the Year Ended October 31, 2019

				Focused
	Alpha	Focused		Large Cap
	Strategy Fund	Growth Fund	*	Value Fund	**
Net realized and unrealized gain (loss):
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	–	–		–
Net realized and unrealized gain	48,488,547	134,277		59,212
Net Increase in Net Assets Resulting From Operations	$46,977,671	$99,522		$128,387
*	For the period January 30, 2019 (commencement of operations) to October 31, 2019.
**	For the period July 26, 2019 (commencement of operations) to October 31, 2019.

122	See Notes to Financial Statements.

Focused
Small Cap	Fundamental	Global Equity	Global Select
Value Fund	Equity Fund	Research Fund	Equity Fund

(4)	(1)	172	(3)
1,464,294	139,019,937	709,720	149,431

$1,375,503	$175,575,395	$802,348	$185,961

See Notes to Financial Statements.	123

Statements of Operations (concluded)

For the Year Ended October 31, 2019

	Growth Leaders Fund	Health Care Fund ***	International Equity Fund
Investment income:
Dividends (net of foreign withholding taxes of $0, $0, $1,266,132, $1,043,216, $2,233,098 and $87,950, respectively)	$15,607,205	$3,969	$13,281,860
Interest income	935,582	37	75,020
Interest earned from Interfund Lending (See Note 11)	–	–	384
Total investment income	16,542,787	4,006	13,357,264
Expenses:
Management fee	19,409,786	3,941	3,546,991
12b-1 distribution plan-Class A	2,391,311	493	459,227
12b-1 distribution plan-Class C	6,283,910	294	117,286
12b-1 distribution plan-Class F	1,366,589	125	52,472
12b-1 distribution plan-Class P	–	–	184
12b-1 distribution plan-Class R2	8,005	–	2,444
12b-1 distribution plan-Class R3	71,768	12	40,528
12b-1 distribution plan-Class R4	16,339	6	2,661
Shareholder servicing	2,675,584	558	439,273
Fund administration	1,472,783	254	202,685
Registration	266,323	36	133,369
Reports to shareholders	393,385	250	74,232
Professional	140,808	29,705	126,750
Custody	48,355	400	–
Trustees’ fees	105,652	–	15,661
Offering costs	–	17,776	–
Interest paid from Interfund Lending (See Note 11)	–	–	–
Other	311,361	3,210	114,419
Gross expenses	34,961,959	57,060	5,328,182
Expense reductions (See Note 9)	(114,925)	(14)	(9,327)
Fees waived and expenses reimbursed (See Note 3)	(1,366,589)	(51,482)	(188,187)
Net expenses	33,480,445	5,564	5,130,668
Net investment income (loss)	(16,937,658)	(1,558)	8,226,596
Net realized and unrealized gain:
Net realized gain (loss) on investments	312,471,158	(51,631)	(19,270,143)
Net realized gain (loss) on foreign currency exchange contracts	–	–	(648)
Net realized loss on swap contracts	–	–	–
Net realized loss on foreign currency related transactions	–	(771)	(453,857)
Net change in unrealized appreciation/depreciation on investments	205,849,051	(26,371)	62,130,680
Net change in unrealized appreciation/depreciation on swap contracts	–	–	–
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	–	–	213,424
Net realized and unrealized gain (loss)	518,320,209	(78,773)	42,619,456
Net Increase (Decrease) in Net Assets Resulting From Operations	$501,382,551	$(80,331)	$50,846,052

***	For the period July 26, 2019 (commencement of operations) to October 31, 2019.

124	See Notes to Financial Statements.

International Opportunities Fund	International Value Fund	Value Opportunities Fund

$14,307,479	$26,629,059	$31,388,209
158,086	181,707	106,595
–	–	–
14,465,565	26,810,766	31,494,804

4,780,542	4,567,528	15,421,673
350,573	669,778	2,041,741
271,581	385,911	1,796,476
130,271	44,906	267,335
507	–	106,673
21,483	2,401	41,306
127,931	36,845	347,320
12,571	91	123,367
599,274	521,379	2,079,086
254,962	261,002	857,272
181,585	171,441	181,215
86,848	114,226	355,820
101,785	115,967	294,367
112,663	–	33,785
20,449	20,358	68,596
–	–	–
–	–	3,650
175,268	133,965	318,162
7,228,293	7,045,798	24,337,844
(14,226)	(13,830)	(57,079)
–	(397,537)	–
7,214,067	6,634,431	24,280,765
7,251,498	20,176,335	7,214,039

(77,181,082)	(16,520,762)	240,098,045
(12,804)	15,663	–
(999,600)	–	–
(305,490)	(113,561)	–
108,145,382	36,769,655	(156,042,103)
11,881	–	–

417,174	83,438	–
30,075,461	20,234,433	84,055,942
$37,326,959	$40,410,768	$91,269,981

See Notes to Financial Statements.	125

Statements of Changes in Net Assets

	Alpha Strategy Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$(1,510,876)	$(2,575,286)
Capital gain distributions received from Underlying Funds	141,088,951	78,619,679
Net realized gain (loss) on investments and foreign currency related transactions	–	–
Net realized gain (loss) on investments in Underlying Funds	(22,111,433)	42,939,479
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	(70,488,971)	(80,009,872)
Net change in unrealized appreciation/depreciation on investments	–	–
Net increase in net assets resulting from operations	46,977,671	38,974,000
Distributions to shareholders:
Class A	(64,320,005)	(54,348,075)
Class B	–	(139,024)
Class C	(18,964,806)	(27,631,213)
Class F	(25,648,079)	(24,159,500)
Class F3	(4,274,550)	(3,752,805)
Class I	(10,723,289)	(10,054,757)
Class R2	(237,992)	(330,799)
Class R3	(3,664,779)	(3,558,134)
Class R4	(401,776)	(230,724)
Class R5	(40,519)	(9,146)
Class R6	(516,083)	(425,823)
Total distributions to shareholders	(128,791,878)	(124,640,000)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	134,508,508	170,851,508
Reinvestment of distributions	110,704,653	107,898,519
Cost of shares reacquired	(258,558,622)	(310,966,084)
Net increase (decrease) in net assets resulting from capital share transactions	(13,345,461)	(32,216,057)
Net increase (decrease) in net assets	(95,159,668)	(117,882,057)
NET ASSETS:
Beginning of year	$1,012,608,507	$1,130,490,564
End of year	$917,448,839	$1,012,608,507

*	For the period January 20, 2019 (commencement of operations) to October 31, 2019.
**	For the period July 26, 2019 (commencement of operations) to October 31, 2019.

126	See Notes to Financial Statements.

Focused Growth Fund	Focused Large Cap Value Fund
For the Period Ended October 31, 2019 *	For the Period Ended October 31, 2019 **

$(34,755)	$69,175
–	–

(390,246)	(62,101)
–	–

–	–

524,523	121,313
99,522	128,387

–	–
–	–
–	–
–	–
–	–
–	–
–	–
–	–
–	–
–	–
–	–
–	–

10,315,635	40,578,830
–	–
(489,452)	(340,294)

9,826,183	40,238,536
9,925,705	40,366,923

$–	$–
$9,925,705	$40,366,923

See Notes to Financial Statements.	127

Statements of Changes in Net Assets (continued)

	Focused Small Cap Value Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$(88,791)	$(1,477,852)
Net realized gain (loss) on investments, futures contracts, forward currency exchange contracts and foreign currency related transactions	18,107,304	20,134,344
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(16,643,010)	(18,068,767)
Net increase (decrease) in net assets resulting from operations	1,375,503	587,725
Distributions to shareholders:
Class A	(921,358)	(1,156,349)
Class B	–	–
Class C	–	–
Class F	–	–
Class F3	–	–
Class I	(17,602,082)	(22,434,845)
Class P	–	–
Class R2	–	–
Class R3	–	–
Class R4	–	–
Class R5	–	–
Class R6	–	–
Total distributions to shareholders	(18,523,440)	(23,591,194)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	6,106,925	3,252,887
Net proceeds from reorganizations (See Note 16)	–	–
Reinvestment of distributions	17,420,876	22,255,913
Cost of shares reacquired	(18,785,893)	(11,437,520)
Net increase (decrease) in net assets resulting from capital share transactions	4,741,908	14,071,280
Net increase (decrease) in net assets	(12,406,029)	(8,932,189)
NET ASSETS:
Beginning of year	$133,618,232	$142,550,421
End of year	$121,212,203	$133,618,232

128	See Notes to Financial Statements.

Fundamental Equity Fund		Global Equity Research Fund
For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018

$36,555,458	$28,112,942	$92,628	$46,510

231,898,572	166,070,044	(53,617)	250,326

(92,878,635)	(133,647,835)	763,337	(445,736)

175,575,395	60,535,151	802,348	(148,900)

(123,304,286)	(178,541,424)	(143,845)	(91,803)
–	(436,747)	–	–
(19,708,286)	(52,320,308)	(27,294)	(18,120)
(21,587,807)	(33,358,921)	(57,059)	(66,057)
(1,772,318)	(2,397,983)	(551)	(644)
(8,065,892)	(18,278,709)	(55,069)	(64,739)
(460,530)	(807,264)	–	–
(293,042)	(920,198)	(487)	(599)
(9,723,337)	(16,621,041)	(8,046)	(609)
(447,256)	(504,705)	(531)	(635)
(71,449)	(123,158)	(562)	(660)
(1,511,589)	(750,508)	(27,363)	(662)
(186,945,792)	(305,060,966)	(320,807)	(244,528)

392,224,846	202,750,220	2,204,559	2,764,198
423,880,340	–	–	–
172,204,806	280,805,394	293,134	244,327
(677,408,504)	(708,459,101)	(1,044,597)	(392,058)

310,901,488	(224,903,487)	1,453,096	2,616,467
299,531,091	(469,429,302)	1,934,637	2,223,039

$2,189,027,165	$2,658,456,467	$6,610,198	$4,387,159
$2,488,558,256	$2,189,027,165	$8,544,835	$6,610,198

See Notes to Financial Statements.	129

Statements of Changes in Net Assets (continued)

	Global Select Equity Fund
INCREASE IN NET ASSETS	For the Year Ended October 31, 2019	For the Period Ended October 31, 2018***
Operations:
Net investment income (loss)	$36,530	$6,518
Net realized gain (loss) on investments, forward currency exchange contracts and foreign currency related transactions	(22,735)	(3,288)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	172,166	(124,880)
Net increase (decrease) in net assets resulting from operations	185,961	(121,650)
Distributions to shareholders:
Class A	(2,512)	–
Class B	–	–
Class C	(178)	–
Class F	(2,643)	–
Class F3	(3,023)	–
Class I	(627)	–
Class R2	–	–
Class R3	(36)	–
Class R4	(47)	–
Class R5	(57)	–
Class R6	(3,364)	–
Class T	–	–
Total distributions to shareholders	(12,487)	–
Capital share transactions (See Note 15):
Net proceeds from sales of shares	328,983	2,255,944
Reinvestment of distributions	12,146	–
Cost of shares reacquired	(19,996)	–
Net increase in net assets resulting from capital share transactions	321,133	2,255,944
Net increase in net assets	494,607	2,134,294
NET ASSETS:
Beginning of year	$2,134,294	$–
End of year	$2,628,901	$2,134,294

***	For the period July 30, 2018 (commencement of operations) to October 31, 2018.
****	For the period July 26, 2019 (commencement of operations) to October 31, 2019.

130	See Notes to Financial Statements.

Growth Leaders Fund		Health Care Fund****
For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period Ended October 31, 2019

$(16,937,658)	$(15,769,935)	$(1,558)

312,471,158	575,041,475	(52,402)

205,849,051	(276,161,128)	(26,371)

501,382,551	283,110,412	(80,331)

(139,466,357)	(47,438,304)	–
–	(38,213)	–
(98,074,145)	(34,566,934)	–
(197,323,552)	(60,807,764)	–
(7,037,899)	(1,206,692)	–
(106,192,456)	(45,292,112)	–
(212,191)	(115,744)	–
(2,381,926)	(849,982)	–
(985,529)	(312,085)	–
(1,325,658)	(359,518)	–
(4,060,630)	(1,316,788)	–
–	(676)	–
(557,060,343)	(192,304,812)	–

1,059,846,667	1,741,339,885	2,700,258
507,905,692	175,226,655	–
(1,387,549,103)	(1,141,714,475)	–

180,203,256	774,852,065	2,700,258
124,525,464	865,657,665	2,619,927

$3,615,535,687	$2,749,878,022	$–
$3,740,061,151	$3,615,535,687	$2,619,927

See Notes to Financial Statements.	131

Statements of Changes in Net Assets (continued)

	International Equity Fund
DECREASE IN NET ASSETS	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income	$8,226,596	$10,384,478
Net realized gain (loss) on investments, forward currency exchange contracts, swaps and foreign currency related transactions	(19,724,648)	5,937,371
Net change in unrealized appreciation/depreciation on investments, swaps and translation of assets and liabilities denominated in foreign currencies	62,344,104	(98,282,645)
Net increase (decrease) in net assets resulting from operations	50,846,052	(81,960,796)
Distributions to shareholders:
Class A	(3,896,951)	(4,679,235)
Class B	–	–
Class C	(107,427)	(313,590)
Class F	(1,270,319)	(1,317,661)
Class F3	(112,288)	(129,945)
Class I	(6,366,583)	(6,383,141)
Class P	(706)	(1,601)
Class R2	(5,759)	(10,881)
Class R3	(155,667)	(218,531)
Class R4	(20,580)	(13,032)
Class R5	(1,612)	(1,577)
Class R6	(61,964)	(68,783)
Class T	–	–
Total distributions to shareholders	(11,999,856)	(13,137,977)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	22,087,754	175,186,568
Reinvestment of distributions	11,810,501	12,682,291
Cost of shares reacquired	(181,068,582)	(179,204,294)
Net increase (decrease) in net assets resulting from capital share transactions	(147,170,327)	8,664,565
Net decrease in net assets	(108,324,131)	(86,434,208)
NET ASSETS:
Beginning of year	$560,803,370	$647,237,578
End of year	$452,479,239	$560,803,370

132	See Notes to Financial Statements.

International Opportunities Fund		International Value Fund
For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018

$7,251,498	$7,729,541	$20,176,335	$26,873,176

(78,498,976)	64,782,266	(16,618,660)	40,519,670

108,574,437	(232,285,224)	36,853,093	(132,020,658)

37,326,959	(159,773,417)	40,410,768	(64,627,812)

(16,618,071)	(8,565,992)	(8,071,368)	(10,362,740)
–	(12,436)	–	–
(3,197,538)	(1,768,236)	(846,038)	(1,299,566)
(17,138,682)	(11,528,641)	(1,347,041)	(2,216,676)
(2,259,887)	(866,529)	(841,245)	(990,322)
(23,771,223)	(12,449,194)	(8,117,139)	(12,464,654)
(11,144)	(9,228)	–	–
(371,090)	(214,547)	(10,825)	(10,976)
(3,678,989)	(423,380)	(200,439)	(252,604)
(494,086)	(171,692)	(1,084)	(1,016)
(3,884,423)	(183,657)	(367)	(350)
(3,869,296)	(782,855)	(50,339)	(71,153)
–	–	–	–
(75,294,429)	(36,976,387)	(19,485,885)	(27,670,057)

121,724,408	541,256,876	69,499,865	136,932,956
68,420,987	32,872,435	18,898,989	26,450,831
(381,295,013)	(389,554,615)	(267,470,860)	(378,504,562)

(191,149,618)	184,574,696	(179,072,006)	(215,120,775)
(229,117,088)	(12,175,108)	(158,147,123)	(307,418,644)

$790,117,191	$802,292,299	$738,217,460	$1,045,636,104
$561,000,103	$790,117,191	$580,070,337	$738,217,460

See Notes to Financial Statements.	133

Statements of Changes in Net Assets (concluded)

	Value Opportunities Fund
DECREASE IN NET ASSETS	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income	$7,214,039	$3,183,884
Net realized gain on investments, forward currency exchange contracts, swaps and foreign currency related transactions	240,098,045	280,425,928
Net change in unrealized appreciation/depreciation on investments, swaps and translation of assets and liabilities denominated in foreign currencies	(156,042,103)	(268,814,305)
Net increase in net assets resulting from operations	91,269,981	14,795,507
Distributions to shareholders:
Class A	(82,769,526)	(61,341,762)
Class B	–	(137,223)
Class C	(22,544,150)	(22,036,489)
Class F	(34,047,751)	(28,310,534)
Class F3	(29,372,410)	(19,249,715)
Class I	(39,402,346)	(42,850,788)
Class P	(2,324,620)	(2,002,032)
Class R2	(696,446)	(574,421)
Class R3	(7,151,640)	(5,401,401)
Class R4	(4,905,199)	(3,832,619)
Class R5	(168,860)	(302,820)
Class R6	(8,231,369)	(6,233,868)
Class T	–	(637)
Total distributions to shareholders	(231,614,317)	(192,274,309)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	209,293,368	783,147,767
Reinvestment of distributions	219,865,690	182,370,843
Cost of shares reacquired	(1,016,349,328)	(1,397,013,291)
Net increase (decrease) in net assets resulting from capital share transactions	(587,190,270)	(431,494,681)
Net decrease in net assets	(727,534,606)	(608,973,483)
NET ASSETS:
Beginning of year	$2,581,286,433	$3,190,259,916
End of year	$1,853,751,827	$2,581,286,433

134	See Notes to Financial Statements.

This page is intentionally left blank.

135

Financial Highlights

ALPHA STRATEGY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(b)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2019	$26.62	$(0.03)	$0.87	$0.84	$(0.26)	$(3.16)	$(3.42)
10/31/2018	28.92	(0.05)	0.93	0.88	–	(3.18)	(3.18)
10/31/2017	25.94	(0.05)	5.96	5.91	–	(2.93)	(2.93)
10/31/2016	29.79	(0.03)	0.19	0.16	(0.19)	(3.82)	(4.01)
10/31/2015	32.40	0.02	0.78	0.80	(0.48)	(2.93)	(3.41)
Class C
10/31/2019	22.43	(0.17)	0.66	0.49	(0.03)	(3.16)	(3.19)
10/31/2018	25.03	(0.21)	0.79	0.58	–	(3.18)	(3.18)
10/31/2017	22.96	(0.21)	5.21	5.00	–	(2.93)	(2.93)
10/31/2016	26.83	(0.19)	0.14	(0.05)	–	(3.82)	(3.82)
10/31/2015	29.51	(0.19)	0.71	0.52	(0.27)	(2.93)	(3.20)
Class F
10/31/2019	26.80	0.01	0.87	0.88	(0.30)	(3.16)	(3.46)
10/31/2018	29.06	– (d)	0.92	0.92	–	(3.18)	(3.18)
10/31/2017	26.01	(0.02)	6.00	5.98	–	(2.93)	(2.93)
10/31/2016	29.87	0.02	0.17	0.19	(0.23)	(3.82)	(4.05)
10/31/2015	32.49	0.07	0.78	0.85	(0.54)	(2.93)	(3.47)
Class F3
10/31/2019	27.32	0.05	0.91	0.96	(0.34)	(3.16)	(3.50)
10/31/2018	29.52	0.05	0.93	0.98	–	(3.18)	(3.18)
4/4/2017 to 10/31/2017(e)	26.15	(0.01)	3.38	3.37	–	–	–
Class I
10/31/2019	27.29	0.03	0.89	0.92	(0.33)	(3.16)	(3.49)
10/31/2018	29.50	0.02	0.95	0.97	–	(3.18)	(3.18)
10/31/2017	26.34	0.02	6.07	6.09	–	(2.93)	(2.93)
10/31/2016	30.20	0.02	0.20	0.22	(0.26)	(3.82)	(4.08)
10/31/2015	32.81	0.11	0.78	0.89	(0.57)	(2.93)	(3.50)
Class R2
10/31/2019	25.65	(0.10)	0.83	0.73	(0.11)	(3.16)	(3.27)
10/31/2018	28.07	(0.13)	0.89	0.76	–	(3.18)	(3.18)
10/31/2017	25.34	(0.14)	5.80	5.66	–	(2.93)	(2.93)
10/31/2016	29.16	(0.11)	0.18	0.07	(0.07)	(3.82)	(3.89)
10/31/2015	31.81	(0.07)	0.75	0.68	(0.40)	(2.93)	(3.33)

136	See Notes to Financial Statements.

			Ratios to Average Net Assets:(a)						Supplemental Data:

Net asset value, end of period	Total return(c) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$24.04	5.65		0.44		0.54		(0.13)		$482,675	17
26.62	3.11		0.42		0.52		(0.17)		508,472	8
28.92	24.55		0.41		0.54		(0.19)		510,601	6
25.94	0.91		0.27		0.55		(0.10)		507,241	13
29.79	2.54		0.25		0.53		0.08		580,945	8

19.73	4.86		1.19		1.29		(0.85)		97,096	17
22.43	2.31		1.17		1.27		(0.87)		140,681	8
25.03	23.69		1.16		1.29		(0.92)		224,568	6
22.96	0.12		1.02		1.30		(0.84)		265,906	13
26.83	1.76		1.00		1.28		(0.67)		314,946	8

24.22	5.81		0.29		0.39		0.04		176,784	17
26.80	3.25		0.27		0.37		(0.01)		204,245	8
29.06	24.78		0.27		0.39		(0.06)		247,908	6
26.01	1.05		0.12		0.40		0.06		230,558	13
29.87	2.68		0.10		0.38		0.23		271,865	8

24.78	6.03		0.10		0.20		0.20		32,219	17
27.32	3.42		0.08		0.19		0.17		33,677	8

29.52	12.89	(f)	0.09	(g)	0.19	(g)	(0.08	)(g)	34,672	6

24.72	5.88		0.19		0.29		0.11		92,448	17
27.29	3.38		0.17		0.27		0.08		87,441	8
29.50	24.90		0.16		0.30		0.06		69,232	6
26.34	1.15		0.02		0.30		0.09		67,982	13
30.20	2.78		0.00		0.28		0.36		43,135	8

23.11	5.26		0.79		0.89		(0.45)		1,476	17
25.65	2.75		0.77		0.87		(0.49)		2,531	8
28.07	24.11		0.76		0.89		(0.55)		3,064	6
25.34	0.57		0.62		0.90		(0.45)		2,704	13
29.16	2.16		0.60		0.88		(0.22)		2,704	8

See Notes to Financial Statements.	137

Financial Highlights (continued)

ALPHA STRATEGY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
				Total
		Net	Net	from
	Net asset	invest-	realized	invest-
	value,	ment	and	ment	Net	Net	Total
	beginning	income	unrealized	opera-	investment	realized	distri-
	of period	(loss)(b)	gain (loss)	tions	income	gain	butions
Class R3
10/31/2019	$25.86	$(0.09)	$0.84	$0.75	$(0.19)	$(3.16)	$(3.35)
10/31/2018	28.25	(0.11)	0.90	0.79	–	(3.18)	(3.18)
10/31/2017	25.46	(0.11)	5.83	5.72	–	(2.93)	(2.93)
10/31/2016	29.30	(0.09)	0.19	0.10	(0.12)	(3.82)	(3.94)
10/31/2015	31.93	(0.05)	0.76	0.71	(0.41)	(2.93)	(3.34)
Class R4
10/31/2019	26.58	(0.04)	0.87	0.83	(0.27)	(3.16)	(3.43)
10/31/2018	28.88	(0.06)	0.94	0.88	–	(3.18)	(3.18)
10/31/2017	25.90	(0.09)	6.00	5.91	–	(2.93)	(2.93)
10/31/2016	29.79	(0.07)	0.23	0.16	(0.23)	(3.82)	(4.05)
6/30/2015 to 10/31/2015(h)	31.87	(0.03)	(2.05)	(2.08)	–	–	–
Class R5
10/31/2019	27.30	0.03	0.89	0.92	(0.33)	(3.16)	(3.49)
10/31/2018	29.52	0.02	0.94	0.96	–	(3.18)	(3.18)
10/31/2017	26.35	(0.04)	6.14	6.10	–	(2.93)	(2.93)
10/31/2016	30.20	0.04	0.19	0.23	(0.26)	(3.82)	(4.08)
6/30/2015 to 10/31/2015(h)	32.28	– (d)	(2.08)	(2.08)	–	–	–
Class R6
10/31/2019	27.33	0.05	0.90	0.95	(0.34)	(3.16)	(3.50)
10/31/2018	29.52	0.05	0.94	0.99	–	(3.18)	(3.18)
10/31/2017	26.34	(0.01)	6.12	6.11	–	(2.93)	(2.93)
10/31/2016	30.20	– (d)	0.23	0.23	(0.27)	(3.82)	(4.09)
6/30/2015 to 10/31/2015(h)	32.28	– (d)	(2.08)	(2.08)	–	–	–

(a)	Does not include expenses of the Underlying Funds in which the Fund invests.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(d)	Amount less than $0.01.
(e)	Commenced on April 4, 2017.
(f)	Not annualized.
(g)	Annualized.
(h)	Commenced on June 30, 2015.

138	See Notes to Financial Statements.

			Ratios to Average Net Assets:					Supplemental Data:

			Total
			expenses			Net
Net			after			invest-		Net
asset			waivers			ment		assets,	Portfolio
value,	Total		and/or reim-	Total		income		end of	turnover
end of	return(c)		bursements	expenses		(loss)		period	rate
period	(%)		(%)	(%)		(%)		(000)	(%)

$23.26	5.38		0.69	0.79		(0.38)		$26,729	17
25.86	2.84		0.67	0.77		(0.40)		28,601	8
28.25	24.24		0.65	0.79		(0.43)		33,190	6
25.46	0.68		0.52	0.80		(0.35)		34,223	13
29.30	2.28		0.50	0.78		(0.17)		36,656	8

23.98	5.61		0.44	0.54		(0.16)		3,461	17
26.58	3.12		0.42	0.52		(0.22)		3,236	8
28.88	24.60		0.42	0.53		(0.34)		1,998	6
25.90	0.91		0.28	0.55		(0.27)		278	13

29.79	(6.53	)(f)	0.25 (g)	0.53	(g)	(0.25	)(g)	9	8

24.73	5.90		0.19	0.29		0.13		296	17
27.30	3.34		0.17	0.27		0.06		106	8
29.52	24.93		0.18	0.28		(0.13)		84	6
26.35	1.19		–	0.30		0.16		9	13

30.20	(6.44	)(f)	0.00 (g)	0.28	(g)	0.00	(g)	9	8

24.78	5.98		0.10	0.20		0.19		4,266	17
27.33	3.45		0.08	0.19		0.17		3,619	8
29.52	24.98		0.09	0.19		1.34		3,855	6
26.34	1.17		0.03	0.17		(0.01)		675	13

30.20	(6.44	)(f)	0.00 (g)	0.12	(g)	0.03	(g)	9	8

See Notes to Financial Statements.	139

Financial Highlights (continued)

FOCUSED GROWTH FUND

		Per Share Operating Performance:

		Investment operations:
				Total
		Net	Net	from	Net
	Net asset	invest-	realized	invest-	asset
	value,	ment	and	ment	value,	Total
	beginning	income	unrealized	opera-	end of	return(b)(c)
	of period	(loss)(a)	gain	tions	period	(%)
Class A
1/30/2019 to 10/31/2019(e)(f)	$15.00	$(0.10)	$0.98	$0.88	$15.88	5.87
Class C
1/30/2019 to 10/31/2019(e)(f)	15.00	(0.19)	0.99	0.80	15.80	5.33
Class F
1/30/2019 to 10/31/2019(e)(f)	15.00	(0.07)	0.98	0.91	15.91	6.07
Class F3
1/30/2019 to 10/31/2019(e)(f)	15.00	(0.06)	0.98	0.92	15.92	6.13
Class I
1/30/2019 to 10/31/2019(e)(f)	15.00	(0.07)	0.99	0.92	15.92	6.13
Class R3
1/30/2019 to 10/31/2019(e)(f)	15.00	(0.13)	0.99	0.86	15.86	5.73
Class R4
1/30/2019 to 10/31/2019(e)(f)	15.00	(0.10)	0.99	0.89	15.89	5.93
Class R5
1/30/2019 to 10/31/2019(e)(f)	15.00	(0.07)	0.98	0.91	15.91	6.07
Class R6
1/30/2019 to 10/31/2019(e)(f)	15.00	(0.06)	0.98	0.92	15.92	6.13

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations was 1/30/2019, SEC effective date was 1/31/2019 and date shares first became available to the public was 2/1/2019.
(f)	Net investment income, net realized and unrealized gain amounted to less than $.01 for the period 1/30/2019 through 1/31/2019.

140	See Notes to Financial Statements.

Ratios to Average Net Assets:			Supplemental Data:
Total expenses after waivers and/or reimburse- ments(d) (%)	Total expenses(d) (%)	Net invest- ment income (loss)(d) (%)	Net assets, end of period (000)	Portfolio turnover rate(c) (%)

1.05	3.09	(0.83)	$4,889	130

1.80	4.10	(1.55)	156	130

0.80	3.14	(0.56)	1,005	130

0.73	3.07	(0.48)	531	130

0.80	2.91	(0.60)	1,492	130

1.30	3.64	(1.06)	11	130

1.05	3.37	(0.80)	11	130

0.80	3.12	(0.55)	11	130

0.73	2.83	(0.50)	1,821	130

See Notes to Financial Statements.	141

Financial Highlights (continued)

FOCUSED LARGE CAP VALUE FUND

		Per Share Operating Performance:

		Investment operations:
				Total
			Net	from	Net
	Net asset	Net	realized	invest-	asset
	value,	invest-	and	ment	value,	Total
	beginning	ment	unrealized	opera-	end of	return(c)(d)
	of period	income(a)	gain (loss)(b)	tions	period	(%)
Class A
7/26/2019 to 10/31/2019(f)(g)	$15.00	$0.06	$(0.31)	$(0.25)	$14.75	(1.67)
Class C
7/26/2019 to 10/31/2019(f)(g)	15.00	0.03	(0.31)	(0.28)	14.72	(1.87)
Class F
7/26/2019 to 10/31/2019(f)(g)	15.00	0.07	(0.31)	(0.24)	14.76	(1.60)
Class F3
7/26/2019 to 10/31/2019(f)(g)	15.00	0.07	(0.31)	(0.24)	14.76	(1.60)
Class I
7/26/2019 to 10/31/2019(f)(g)	15.00	0.04	(0.28)	(0.24)	14.76	(1.60)
Class R3
7/26/2019 to 10/31/2019(f)(g)	15.00	0.05	(0.31)	(0.26)	14.74	(1.73)
Class R4
7/26/2019 to 10/31/2019(f)(g)	15.00	0.06	(0.31)	(0.25)	14.75	(1.67)
Class R5
7/26/2019 to 10/31/2019(f)(g)	15.00	0.07	(0.31)	(0.24)	14.76	(1.60)
Class R6
7/26/2019 to 10/31/2019(f)(g)	15.00	0.07	(0.31)	(0.24)	14.76	(1.60)

(a)	Calculated using average shares outstanding during the period.
(b)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the period ended October 31, 2019, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.
(c)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Commencement of operations was 7/26/2019, SEC effective date was 7/31/2019 and date shares first became available to the public was 8/1/2019.
(g)	Net investment income, net realized and unrealized gain amounted to less than $.01 for the period 7/26/2019 through 7/31/2019.

142	See Notes to Financial Statements.

Ratios to Average Net Assets:			Supplemental Data:
Total
expenses
after
waivers		Net	Net
and/or		invest-	assets,	Portfolio
reimburse-	Total	ment	end of	turnover
ments(e)	expenses(e)	income(e)	period	rate(d)
(%)	(%)	(%)	(000)	(%)

0.96	4.40	1.57	$508	16

1.71	5.27	0.75	108	16

0.71	4.37	1.75	492	16

0.63	4.21	1.83	492	16

0.71	1.07	1.10	38,221	16

1.21	4.78	1.24	10	16

0.96	4.51	1.47	10	16

0.71	4.27	1.75	10	16

0.63	4.21	1.83	517	16

See Notes to Financial Statements.	143

Financial Highlights (continued)

FOCUSED SMALL CAP VALUE FUND

		Per Share Operating Performance:
					Distributions
					to
					shareholders
		Investment operations:			from:
	Net asset	Net	Net			Net asset
	value,	investment	realized and	Total from	Net	value,
	beginning	income	unrealized	investment	realized	end of
	of period	(loss)(a)	gain (loss)	operations	gain	period
Class A
10/31/2019	$29.02	$(0.04)	$0.39	$0.35	$(4.23)	$25.14
10/31/2018	34.92	(0.32)	0.47	0.15	(6.05)	29.02
10/31/2017	33.65	(0.27)	7.56	7.29	(6.02)	34.92
10/31/2016	31.34	(0.22)	3.27	3.05	(0.74)	33.65
10/31/2015	34.19	(0.26)	1.00	0.74	(3.59)	31.34
Class C
6/28/2019 to 10/31/2019(e)	27.39	(0.03)	(0.65)	(0.68)	–	26.71
Class F
6/28/2019 to 10/31/2019(e)	27.39	0.06	(0.65)	(0.59)	–	26.80
Class F3
6/28/2019 to 10/31/2019(e)	27.39	0.06	(0.65)	(0.59)	–	26.80
Class I
10/31/2019	30.64	(0.02)	0.41	0.39	(4.23)	26.80
10/31/2018	36.53	(0.33)	0.49	0.16	(6.05)	30.64
10/31/2017	34.95	(0.28)	7.88	7.60	(6.02)	36.53
10/31/2016	32.52	(0.23)	3.40	3.17	(0.74)	34.95
10/31/2015	35.34	(0.27)	1.04	0.77	(3.59)	32.52
Class R3
6/28/2019 to 10/31/2019(e)	27.39	0.01	(0.65)	(0.64)	–	26.75
Class R4
10/31/2019(e)	27.39	0.03	(0.65)	(0.62)	–	26.77
Class R5
6/28/2019 to 10/31/2019(e)	27.39	0.05	(0.64)	(0.59)	–	26.80
Class R6
6/28/2019 to 10/31/2019(e)	27.39	0.09	(0.67)	(0.58)	–	26.81

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operation was 6/28/2019 and date shares first became available to the public was 7/1/2019.

144	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

		Total
		expenses
		after				Net
		waivers				investment		Net assets,	Portfolio
Total		and/or reim-		Total		income		end of	turnover
return(b)		bursements		expenses		(loss)		period	rate
(%)		(%)		(%)		(%)		(000)	(%)

1.68		1.53		1.58		(0.16)		$5,729	135
0.11		1.63		1.63		(1.02)		6,382	57
23.38		1.66		1.66		(0.81)		6,698	48
10.00		1.80		1.80		(0.71)		6,083	52
2.79		1.79		1.79		(0.86)		17,198	70

(2.48	)(c)	2.03	(d)	2.14	(d)	(0.37	)(d)	10	135

(2.15	)(c)	1.03	(d)	1.30	(d)	0.65	(d)	10	135

(2.15	)(c)	0.95	(d)	1.15	(d)	0.71	(d)	10	135

1.77		1.45		1.50		(0.07)		114,088	135
0.10		1.63		1.63		(1.02)		127,236	57
23.40		1.66		1.66		(0.80)		135,852	48
9.97		1.80		1.80		(0.72)		135,269	52
2.81		1.79		1.79		(0.86)		153,050	70

(2.34	)(c)	1.53	(d)	1.64	(d)	0.12	(d)	10	135

(2.26	)(c)	1.28	(d)	1.40	(d)	0.37	(d)	10	135

(2.15	)(c)	1.03	(d)	1.15	(d)	0.62	(d)	10	135

(2.12	)(c)	0.95	(d)	1.24	(d)	1.01	(d)	1,336	135

See Notes to Financial Statements.	145

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2019	$12.64	$0.19	$0.79	$0.98	$(0.18)	$(0.91)	$(1.09)
10/31/2018	13.99	0.16	0.10	0.26	(0.18)	(1.43)	(1.61)
10/31/2017	12.54	0.17	1.94	2.11	(0.19)	(0.47)	(0.66)
10/31/2016	13.32	0.19	0.34	0.53	(0.17)	(1.14)	(1.31)
10/31/2015	16.00	0.15	0.04	0.19	(0.10)	(2.77)	(2.87)
Class C
10/31/2019	11.22	0.09	0.69	0.78	(0.05)	(0.91)	(0.96)
10/31/2018	12.58	0.06	0.08	0.14	(0.07)	(1.43)	(1.50)
10/31/2017	11.33	0.07	1.76	1.83	(0.11)	(0.47)	(0.58)
10/31/2016	12.14	0.09	0.31	0.40	(0.07)	(1.14)	(1.21)
10/31/2015	14.83	0.04	0.04	0.08	– (c)	(2.77)	(2.77)
Class F
10/31/2019	12.52	0.21	0.78	0.99	(0.20)	(0.91)	(1.11)
10/31/2018	13.87	0.18	0.10	0.28	(0.20)	(1.43)	(1.63)
10/31/2017	12.44	0.19	1.93	2.12	(0.22)	(0.47)	(0.69)
10/31/2016	13.23	0.21	0.33	0.54	(0.19)	(1.14)	(1.33)
10/31/2015	15.93	0.17	0.05	0.22	(0.15)	(2.77)	(2.92)
Class F3
10/31/2019	12.78	0.23	0.80	1.03	(0.21)	(0.91)	(1.12)
10/31/2018	14.12	0.21	0.09	0.30	(0.21)	(1.43)	(1.64)
4/4/2017 to 10/31/2017(d)	13.24	0.11	0.77	0.88	–	–	–
Class I
10/31/2019	12.73	0.22	0.80	1.02	(0.21)	(0.91)	(1.12)
10/31/2018	14.09	0.19	0.09	0.28	(0.21)	(1.43)	(1.64)
10/31/2017	12.62	0.21	1.96	2.17	(0.23)	(0.47)	(0.70)
10/31/2016	13.40	0.23	0.34	0.57	(0.21)	(1.14)	(1.35)
10/31/2015	16.11	0.18	0.04	0.22	(0.16)	(2.77)	(2.93)
Class P
10/31/2019	12.40	0.16	0.77	0.93	(0.14)	(0.91)	(1.05)
10/31/2018	13.74	0.13	0.09	0.22	(0.13)	(1.43)	(1.56)
10/31/2017	12.32	0.14	1.92	2.06	(0.17)	(0.47)	(0.64)
10/31/2016	13.10	0.17	0.33	0.50	(0.14)	(1.14)	(1.28)
10/31/2015	15.79	0.12	0.04	0.16	(0.08)	(2.77)	(2.85)
Class R2
10/31/2019	12.33	0.14	0.78	0.92	(0.10)	(0.91)	(1.01)
10/31/2018	13.68	0.11	0.10	0.21	(0.13)	(1.43)	(1.56)
10/31/2017	12.27	0.12	1.91	2.03	(0.15)	(0.47)	(0.62)
10/31/2016	13.05	0.15	0.33	0.48	(0.12)	(1.14)	(1.26)
10/31/2015	15.71	0.10	0.04	0.14	(0.03)	(2.77)	(2.80)

146	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$12.53	8.52		0.99		1.57		$1,378,201	88
12.64	1.99		0.96		1.22		1,446,816	92
13.99	17.45		0.96		1.29		1,571,170	96
12.54	4.36		0.98		1.60		1,653,389	135
13.32	1.18		0.97		1.09		2,027,292	149

11.04	7.71		1.74		0.83		157,803	88
11.22	1.21		1.71		0.48		232,937	92
12.58	16.63		1.71		0.55		445,017	96
11.33	3.59		1.73		0.85		544,649	135
12.14	0.40		1.72		0.34		713,824	149

12.40	8.71		0.84		1.73		183,310	88
12.52	2.17		0.81		1.38		247,704	92
13.87	17.62		0.81		1.43		323,584	96
12.44	4.48		0.83		1.76		304,083	135
13.23	1.35		0.82		1.25		436,263	149

12.69	8.92		0.64		1.92		20,698	88
12.78	2.36		0.62		1.57		20,270	92

14.12	6.65	(e)	0.62	(f)	1.42	(f)	20,497	96

12.63	8.84		0.74		1.79		613,182	88
12.73	2.19		0.71		1.48		92,508	92
14.09	17.81		0.72		1.54		120,146	96
12.62	4.64		0.73		1.87		142,316	135
13.40	1.37		0.72		1.36		236,867	149

12.28	8.30		1.19		1.36		5,117	88
12.40	1.77		1.16		1.02		5,648	92
13.74	17.28		1.17		1.11		7,096	96
12.32	4.17		1.18		1.40		10,798	135
13.10	0.94		1.17		0.90		13,733	149

12.24	8.17		1.34		1.20		4,009	88
12.33	1.64		1.31		0.88		3,587	92
13.68	17.07		1.31		0.93		8,062	96
12.27	3.97		1.33		1.25		7,952	135
13.05	0.81		1.33		0.76		10,543	149

See Notes to Financial Statements.	147

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2019	$12.40	$0.16	$0.77	$0.93	$(0.14)	$(0.91)	$(1.05)
10/31/2018	13.75	0.12	0.10	0.22	(0.14)	(1.43)	(1.57)
10/31/2017	12.34	0.14	1.90	2.04	(0.16)	(0.47)	(0.63)
10/31/2016	13.12	0.16	0.33	0.49	(0.13)	(1.14)	(1.27)
10/31/2015	15.80	0.11	0.06	0.17	(0.08)	(2.77)	(2.85)
Class R4
10/31/2019	12.58	0.19	0.78	0.97	(0.18)	(0.91)	(1.09)
10/31/2018	13.94	0.16	0.10	0.26	(0.19)	(1.43)	(1.62)
10/31/2017	12.52	0.16	1.95	2.11	(0.22)	(0.47)	(0.69)
10/31/2016	13.32	0.17	0.36	0.53	(0.19)	(1.14)	(1.33)
6/30/2015 to 10/31/2015(g)	13.52	0.05	(0.25)	(0.20)	–	–	–
Class R5
10/31/2019	12.74	0.22	0.79	1.01	(0.21)	(0.91)	(1.12)
10/31/2018	14.09	0.19	0.10	0.29	(0.21)	(1.43)	(1.64)
10/31/2017	12.63	0.19	1.97	2.16	(0.23)	(0.47)	(0.70)
10/31/2016	13.41	0.17	0.40	0.57	(0.21)	(1.14)	(1.35)
6/30/2015 to 10/31/2015(g)	13.60	0.06	(0.25)	(0.19)	–	–	–
Class R6
10/31/2019	12.79	0.23	0.79	1.02	(0.21)	(0.91)	(1.12)
10/31/2018	14.12	0.21	0.10	0.31	(0.21)	(1.43)	(1.64)
10/31/2017	12.64	0.21	1.97	2.18	(0.23)	(0.47)	(0.70)
10/31/2016	13.41	0.23	0.35	0.58	(0.21)	(1.14)	(1.35)
6/30/2015 to 10/31/2015(g)	13.60	0.06	(0.25)	(0.19)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.
(g)	Commenced on June 30, 2015.

148	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$12.28	8.27		1.24		1.32		$98,059	88
12.40	1.66		1.21		0.97		116,719	92
13.75	17.19		1.21		1.04		147,010	96
12.34	4.09		1.23		1.35		157,626	135
13.12	0.97		1.22		0.84		206,984	149

12.46	8.51		0.99		1.56		4,880	88
12.58	2.00		0.96		1.22		5,164	92
13.94	17.45		0.95		1.19		4,355	96
12.52	4.37		0.95		1.40		121	135

13.32	(1.48	)(e)	0.93	(f)	1.12	(f)	10	149

12.63	8.76		0.74		1.80		1,482	88
12.74	2.28		0.71		1.45		810	92
14.09	17.73		0.70		1.40		1,049	96
12.63	4.64		0.68		1.40		125	135

13.41	(1.40	)(e)	0.68	(f)	1.37	(f)	10	149

12.69	8.83		0.64		1.89		21,815	88
12.79	2.36		0.62		1.57		16,864	92
14.12	17.97		0.62		1.51		6,440	96
12.64	4.73		0.61		1.88		123	135

13.41	(1.40	)(e)	0.59	(f)	1.46	(f)	10	149

See Notes to Financial Statements.	149

Financial Highlights (continued)

GLOBAL EQUITY RESEARCH FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2019	$10.93	$0.13	$0.97	$1.10	$(0.09)	$(0.42)	$(0.51)
10/31/2018	11.58	0.09	(0.11)	(0.02)	(0.11)	(0.52)	(0.63)
1/17/2017 to 10/31/2017(c)	10.00	0.08	1.50	1.58	–	–	–
Class C
10/31/2019	10.81	0.05	0.97	1.02	(0.01)	(0.42)	(0.43)
10/31/2018	11.52	0.01	(0.12)	(0.11)	(0.08)	(0.52)	(0.60)
1/17/2017 to 10/31/2017(c)	10.00	(0.02)	1.54	1.52	–	–	–
Class F
10/31/2019	10.94	0.15	0.97	1.12	(0.10)	(0.42)	(0.52)
10/31/2018	11.60	0.11	(0.12)	(0.01)	(0.13)	(0.52)	(0.65)
1/17/2017 to 10/31/2017(c)	10.00	0.10	1.50	1.60	–	–	–
Class F3
10/31/2019	10.96	0.16	0.97	1.13	(0.11)	(0.42)	(0.53)
10/31/2018	11.61	0.12	(0.11)	0.01	(0.14)	(0.52)	(0.66)
4/4/2017 to 10/31/2017(f)	10.28	0.07	1.26	1.33	–	–	–
Class I
10/31/2019	10.95	0.16	0.97	1.13	(0.11)	(0.42)	(0.53)
10/31/2018	11.61	0.12	(0.12)	–	(0.14)	(0.52)	(0.66)
1/17/2017 to 10/31/2017(c)	10.00	0.10	1.51	1.61	–	–	–
Class R2
10/31/2019	10.89	0.10	0.97	1.07	(0.04)	(0.42)	(0.46)
10/31/2018	11.55	0.05	(0.12)	(0.07)	(0.07)	(0.52)	(0.59)
1/17/2017 to 10/31/2017(c)	10.00	0.05	1.50	1.55	–	–	–
Class R3
10/31/2019	10.90	0.11	0.96	1.07	(0.10)	(0.42)	(0.52)
10/31/2018	11.56	0.03	(0.09)	(0.06)	(0.08)	(0.52)	(0.60)
1/17/2017 to 10/31/2017(c)	10.00	0.06	1.50	1.56	–	–	–
Class R4
10/31/2019	10.93	0.13	0.97	1.10	(0.08)	(0.42)	(0.50)
10/31/2018	11.58	0.10	(0.12)	(0.02)	(0.11)	(0.52)	(0.63)
1/17/2017 to 10/31/2017(c)	10.00	0.08	1.50	1.58	–	–	–

150	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$11.52	10.85		0.90		4.20		1.24		$3,551	65
10.93	(0.22)		0.95		5.07		0.79		3,124	108

11.58	15.80	(d)	1.05	(e)	5.00	(e)	0.96	(e)	1,667	140

11.40	10.05		1.65		4.96		0.46		581	65
10.81	(1.07)		1.70		5.76		0.07		699	108

11.52	15.20	(d)	1.80	(e)	5.61	(e)	(0.24	)(e)	336	140

11.54	11.07		0.75		4.09		1.37		2,207	65
10.94	(0.19)		0.82		4.90		0.94		1,203	108

11.60	16.00	(d)	0.90	(e)	4.86	(e)	1.12	(e)	1,178	140

11.56	11.22		0.63		3.88		1.50		13	65
10.96	0.01		0.69		4.80		1.08		11	108

11.61	12.94	(d)	0.75	(e)	4.78	(e)	1.04	(e)	11	140

11.55	11.19		0.65		3.95		1.49		1,264	65
10.95	(0.10)		0.72		4.81		1.03		1,137	108

11.61	16.10	(d)	0.80	(e)	4.76	(e)	1.23	(e)	1,137	140

11.50	10.57		1.25		4.52		0.89		13	65
10.89	(0.66)		1.32		5.40		0.44		11	108

11.55	15.50	(d)	1.40	(e)	5.36	(e)	0.64	(e)	12	140

11.45	10.63		1.15		4.46		0.98		200	65
10.90	(0.56)		1.18		5.98		0.27		165	108

11.56	15.60	(d)	1.30	(e)	5.25	(e)	0.74	(e)	12	140

11.53	10.89		0.90		4.18		1.24		13	65
10.93	(0.24)		0.97		5.05		0.83		12	108

11.58	15.80	(d)	1.05	(e)	5.00	(e)	0.93	(e)	12	140

See Notes to Financial Statements.	151

Financial Highlights (continued)

GLOBAL EQUITY RESEARCH FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R5
10/31/2019	$10.95	$0.16	$0.97	$1.13	$(0.11)	$(0.42)	$(0.53)
10/31/2018	11.61	0.12	(0.12)	–	(0.14)	(0.52)	(0.66)
1/17/2017 to 10/31/2017(c)	10.00	0.10	1.51	1.61	–	–	–
Class R6
10/31/2019	10.96	0.17	0.96	1.13	(0.11)	(0.42)	(0.53)
10/31/2018	11.61	0.13	(0.12)	0.01	(0.14)	(0.52)	(0.66)
1/17/2017 to 10/31/2017(c)	10.00	0.11	1.50	1.61	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on January 17, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on April 4, 2017.

152	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$11.55	11.19		0.65		3.93		1.49		$ 13	65
10.95	(0.10)		0.72		4.80		1.03		12	108

11.61	16.10	(d)	0.80	(e)	4.74	(e)	1.25	(e)	12	140

11.56	11.13		0.63		3.88		1.56		690	65
10.96	0.01		0.63		4.62		1.12		236	108

11.61	16.10	(d)	0.75	(e)	4.72	(e)	1.30	(e)	12	140

See Notes to Financial Statements.	153

Financial Highlights (continued)

GLOBAL SELECT EQUITY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:	Net
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	asset value, end of period
Class A
10/31/2019	$14.20	$0.19	$0.84	$1.03	$(0.07)	$15.16
7/30/2018 to 10/31/2018(c)(d)	15.00	0.04	(0.84)	(0.80)	–	14.20
Class C
10/31/2019	14.18	0.08	0.84	0.92	(0.02)	15.08
7/30/2018 to 10/31/2018(c)(d)	15.00	0.01	(0.83)	(0.82)	–	14.18
Class F
10/31/2019	14.21	0.22	0.85	1.07	(0.08)	15.20
7/30/2018 to 10/31/2018(c)(d)	15.00	0.05	(0.84)	(0.79)	–	14.21
Class F3
10/31/2019	14.22	0.24	0.84	1.08	(0.09)	15.21
7/30/2018 to 10/31/2018(c)(d)	15.00	0.05	(0.83)	(0.78)	–	14.22
Class I
10/31/2019	14.21	0.22	0.86	1.08	(0.09)	15.20
7/30/2018 to 10/31/2018(c)(d)	15.00	0.05	(0.84)	(0.79)	–	14.21
Class R3
10/31/2019	14.19	0.15	0.85	1.00	(0.05)	15.14
7/30/2018 to 10/31/2018(c)(d)	15.00	0.03	(0.84)	(0.81)	–	14.19
Class R4
10/31/2019	14.20	0.19	0.84	1.03	(0.07)	15.16
7/30/2018 to 10/31/2018(c)(d)	15.00	0.04	(0.84)	(0.80)	–	14.20
Class R5
10/31/2019	14.21	0.22	0.86	1.08	(0.09)	15.20
7/30/2018 to 10/31/2018(c)(d)	15.00	0.05	(0.84)	(0.79)	–	14.21
Class R6
10/31/2019	14.22	0.25	0.83	1.08	(0.09)	15.21
7/30/2018 to 10/31/2018(c)(d)	15.00	0.05	(0.83)	(0.78)	–	14.22

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operations was 7/30/2018, SEC effective date and date shares first became available to the public was 8/1/2018.
(d)	Net investment income, net realized and unrealized gain amounted to less than $.01 for the period 7/30/2018 through 8/1/2018.
(e)	Not annualized.
(f)	Annualized.

154	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

7.36		1.05		9.65		1.31		$531	83

(5.33	)(e)	1.05	(f)	12.87	(f)	0.97	(f)	476	23

6.54		1.80		10.51		0.55		146	83

(5.47	)(e)	1.80	(f)	13.90	(f)	0.27	(f)	104	23

7.61		0.80		9.50		1.56		510	83

(5.27	)(e)	0.80	(f)	13.00	(f)	1.27	(f)	474	23

7.70		0.69		9.23		1.67		510	83

(5.20	)(e)	0.69	(f)	12.73	(f)	1.38	(f)	474	23

7.59		0.80		9.40		1.56		112	83

(5.27	)(e)	0.80	(f)	12.90	(f)	1.27	(f)	104	23

7.14		1.30		9.89		1.05		10	83

(5.40	)(e)	1.30	(f)	13.40	(f)	0.75	(f)	9	23

7.33		1.05		9.63		1.30		10	83

(5.33	)(e)	1.05	(f)	13.15	(f)	0.99	(f)	9	23

7.59		0.80		9.38		1.56		10	83

(5.27	)(e)	0.80	(f)	12.89	(f)	1.26	(f)	9	23

7.70		0.69		9.31		1.75		788	83

(5.20	)(e)	0.69	(f)	12.73	(f)	1.38	(f)	474	23

See Notes to Financial Statements.	155

Financial Highlights (continued)

GROWTH LEADERS FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:	Net
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	asset value, end of period
Class A
10/31/2019	$29.82	$(0.13)	$3.57	$3.44	$(4.65)	$28.61
10/31/2018	28.97	(0.14)	2.82	2.68	(1.83)	29.82
10/31/2017	22.42	(0.06)	6.61	6.55	–	28.97
10/31/2016	23.73	0.03	(0.24)	(0.21)	(1.10)	22.42
10/31/2015	23.08	(0.02)	1.96	1.94	(1.29)	23.73
Class C
10/31/2019	28.14	(0.31)	3.29	2.98	(4.65)	26.47
10/31/2018	27.63	(0.35)	2.69	2.34	(1.83)	28.14
10/31/2017	21.54	(0.24)	6.33	6.09	–	27.63
10/31/2016	23.01	(0.14)	(0.23)	(0.37)	(1.10)	21.54
10/31/2015	22.57	(0.19)	1.92	1.73	(1.29)	23.01
Class F
10/31/2019	30.21	(0.06)	3.64	3.58	(4.65)	29.14
10/31/2018	29.26	(0.07)	2.85	2.78	(1.83)	30.21
10/31/2017	22.59	(0.01)	6.68	6.67	–	29.26
10/31/2016	23.87	0.06	(0.24)	(0.18)	(1.10)	22.59
10/31/2015	23.17	0.01	1.98	1.99	(1.29)	23.87
Class F3
10/31/2019	30.45	(0.05)	3.68	3.63	(4.65)	29.43
10/31/2018	29.46	(0.06)	2.88	2.82	(1.83)	30.45
4/4/2017 to 10/31/2017(c)	24.81	(0.03)	4.68	4.65	–	29.46
Class I
10/31/2019	30.37	(0.06)	3.66	3.60	(4.65)	29.32
10/31/2018	29.40	(0.07)	2.87	2.80	(1.83)	30.37
10/31/2017	22.69	(0.01)	6.72	6.71	–	29.40
10/31/2016	23.95	0.08	(0.24)	(0.16)	(1.10)	22.69
10/31/2015	23.23	0.04	1.97	2.01	(1.29)	23.95
Class R2
10/31/2019	29.51	(0.22)	3.51	3.29	(4.65)	28.15
10/31/2018	28.78	(0.24)	2.80	2.56	(1.83)	29.51
10/31/2017	22.35	(0.15)	6.58	6.43	–	28.78
10/31/2016	23.74	(0.05)	(0.24)	(0.29)	(1.10)	22.35
10/31/2015	23.17	(0.10)	1.96	1.86	(1.29)	23.74
Class R3
10/31/2019	29.43	(0.19)	3.50	3.31	(4.65)	28.09
10/31/2018	28.68	(0.21)	2.79	2.58	(1.83)	29.43
10/31/2017	22.25	(0.12)	6.55	6.43	–	28.68
10/31/2016	23.62	(0.04)	(0.23)	(0.27)	(1.10)	22.25
10/31/2015	23.03	(0.08)	1.96	1.88	(1.29)	23.62

156	See Notes to Financial Statements.

	Ratios to Average Net Assets:						Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

15.32	0.93		0.93		(0.48)		$1,001,973	143
9.68	0.91		0.91		(0.47)		900,405	161
29.21	0.91		0.96		(0.23)		754,101	192
(0.96)	0.85		0.98		0.12		750,576	246
8.84	0.85		0.99		(0.09)		742,393	271

14.45	1.68		1.68		(1.23)		631,400	143
8.87	1.65		1.66		(1.21)		595,344	161
28.27	1.66		1.71		(0.99)		523,008	192
(1.72)	1.60		1.73		(0.64)		482,693	246
8.07	1.59		1.74		(0.84)		414,557	271

15.63	0.68		0.78		(0.23)		1,444,533	143
9.94	0.66		0.76		(0.22)		1,315,881	161
29.53	0.70		0.81		(0.04)		1,103,103	192
(0.82)	0.70		0.83		0.26		763,623	246
9.03	0.70		0.84		0.06		733,463	271

15.68	0.62		0.62		(0.19)		74,378	143
10.01	0.60		0.60		(0.18)		44,379	161

18.74 (d)	0.59	(e)	0.62	(e)	(0.19	)(e)	18,841	192

15.62	0.68		0.68		(0.20)		520,195	143
9.96	0.66		0.66		(0.21)		702,389	161
29.57	0.67		0.70		(0.06)		303,795	192
(0.73)	0.60		0.74		0.36		98,506	246
9.10	0.60		0.74		0.16		96,090	271

14.94	1.28		1.28		(0.82)		1,153	143
9.31	1.26		1.26		(0.79)		1,332	161
28.77	1.26		1.30		(0.60)		1,784	192
(1.35)	1.20		1.34		(0.24)		1,267	246
8.49	1.20		1.34		(0.44)		593	271

15.03	1.18		1.18		(0.71)		13,610	143
9.41	1.16		1.16		(0.71)		15,206	161
28.90	1.16		1.21		(0.48)		13,261	192
(1.23)	1.10		1.24		(0.17)		13,471	246
8.58	1.10		1.24		(0.35)		13,501	271

See Notes to Financial Statements.	157

Financial Highlights (continued)

GROWTH LEADERS FUND

		Per Share Operating Performance:
					Distributions
					to
					shareholders
		Investment operations:			from:	Net
	Net asset	Net	Net			asset
	value,	investment	realized and	Total from	Net	value,
	beginning	income	unrealized	investment	realized	end of
	of period	(loss)(a)	gain (loss)	operations	gain	period
Class R4
10/31/2019	$29.82	$(0.13)	$ 3.58	$ 3.45	$(4.65)	$28.62
10/31/2018	28.97	(0.15)	2.83	2.68	(1.83)	29.82
10/31/2017	22.42	(0.08)	6.63	6.55	–	28.97
10/31/2016	23.74	(0.01)	(0.21)	(0.22)	(1.10)	22.42
6/30/2015 to 10/31/2015(f)	23.42	(0.01)	0.33	0.32	–	23.74
Class R5
10/31/2019	30.38	(0.06)	3.66	3.60	(4.65)	29.33
10/31/2018	29.41	(0.07)	2.87	2.80	(1.83)	30.38
10/31/2017	22.70	– (g)	6.71	6.71	–	29.41
10/31/2016	23.95	0.02	(0.17)	(0.15)	(1.10)	22.70
6/30/2015 to 10/31/2015(f)	23.61	0.01	0.33	0.34	–	23.95
Class R6
10/31/2019	30.45	(0.05)	3.68	3.63	(4.65)	29.43
10/31/2018	29.46	(0.05)	2.87	2.82	(1.83)	30.45
10/31/2017	22.72	(0.02)	6.76	6.74	–	29.46
10/31/2016	23.96	0.08	(0.22)	(0.14)	(1.10)	22.72
6/30/2015 to 10/31/2015(f)	23.61	0.02	0.33	0.35	–	23.96

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.
(g)	Amount less than $0.01.

158	See Notes to Financial Statements.

		Ratios to Average Net Assets:					Supplemental Data:

		Total
		expenses
		after			Net		Net
		waivers and/or			investment		assets,	Portfolio
Total		reimburse-	Total		income		end of	turnover
return(b)		ments	expenses		(loss)		period	rate
(%)		(%)	(%)		(%)		(000)	(%)

15.35		0.93	0.93		(0.47)		$6,543	143
9.68		0.91	0.91		(0.47)		6,345	161
29.21		0.92	0.95		(0.31)		4,698	192
(1.00)		0.85	1.00		(0.03)		1,735	246

1.37	(d)	0.87 (e)	0.99	(e)	(0.18	)(e)	10	271

15.61		0.68	0.68		(0.22)		9,344	143
9.96		0.66	0.66		(0.22)		8,598	161
29.56		0.67	0.71		(0.01)		5,810	192
(0.68)		0.60	0.75		0.08		3,700	246

1.44	(d)	0.60 (e)	0.72	(e)	0.09	(e)	10	271

15.68		0.62	0.62		(0.18)		36,932	143
10.01		0.60	0.60		(0.16)		25,657	161
29.67		0.59	0.62		(0.06)		20,884	192
(0.64)		0.50	0.63		0.34		1,534	246

1.48	(d)	0.48 (e)	0.60	(e)	0.21	(e)	10	271

See Notes to Financial Statements.	159

Financial Highlights (continued)

HEALTH CARE FUND

		Per Share Operating Performance:

		Investment operations:
				Total
		Net	Net	from	Net
	Net asset	invest-	realized	invest-	asset
	value,	ment	and	ment	value,	Total
	beginning	income	unrealized	opera-	end of	return(b)(c)
	of period	(loss)(a)	gain (loss)	tions	period	(%)
Class A
7/26/2019 to 10/31/2019(e)(f)	$15.00	$(0.01)	$(0.51)	$(0.52)	$14.48	(3.47)
Class C
7/26/2019 to 10/31/2019(e)(f)	15.00	(0.04)	(0.51)	(0.55)	14.45	(3.67)
Class F
7/26/2019 to 10/31/2019(e)(f)	15.00	(0.01)	(0.50)	(0.51)	14.49	(3.40)
Class F3
7/26/2019 to 10/31/2019(e)(f)	15.00	– (g)	(0.51)	(0.51)	14.49	(3.40)
Class I
7/26/2019 to 10/31/2019(e)(f)	15.00	(0.01)	(0.50)	(0.51)	14.49	(3.40)
Class R3
7/26/2019 to 10/31/2019(e)(f)	15.00	(0.02)	(0.51)	(0.53)	14.47	(3.53)
Class R4
7/26/2019 to 10/31/2019(e)(f)	15.00	(0.01)	(0.51)	(0.52)	14.48	(3.47)
Class R5
7/26/2019 to 10/31/2019(e)(f)	15.00	(0.01)	(0.50)	(0.51)	14.49	(3.40)
Class R6
7/26/2019 to 10/31/2019(e)(f)	15.00	– (g)	(0.51)	(0.51)	14.49	(3.40)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations was 7/26/2019, SEC effective date was 7/31/2019 and date shares first became available to the public was 8/1/2019.
(f)	Net investment income, net realized and unrealized gain amounted to less than $.01 for the period 7/26/2019 through 7/31/2019.
(g)	Amount less than $0.01.

160	See Notes to Financial Statements.

Ratios to Average Net Assets:			Supplemental Data:

Total
expenses
after		Net
waivers		invest-	Net
and/or		ment	assets,	Portfolio
reimburse-	Total	income	end of	turnover
ments(d)	expenses(d)	(loss)(d)	period	rate(c)
(%)	(%)	(%)	(000)	(%)

1.03	9.00	(0.36)	$906	16

1.78	9.84	(1.17)	129	16

0.78	8.95	(0.16)	483	16

0.70	8.72	(0.08)	483	16

0.78	8.85	(0.16)	106	16

1.28	9.36	(0.64)	10	16

1.03	9.12	(0.40)	10	16

0.78	8.83	(0.16)	10	16

0.70	8.72	(0.08)	484	16

See Notes to Financial Statements.	161

Financial Highlights (continued)

INTERNATIONAL EQUITY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:	Net
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	asset value, end of period
Class A
10/31/2019	$12.18	$0.18	$ 1.08	$ 1.26	$(0.25)	$13.19
10/31/2018	14.10	0.19	(1.83)	(1.64)	(0.28)	12.18
10/31/2017	12.03	0.18	2.15	2.33	(0.26)	14.10
10/31/2016	12.64	0.27	(0.72)	(0.45)	(0.16)	12.03
10/31/2015	13.34	0.20	(0.75)	(0.55)	(0.15)	12.64
Class C
10/31/2019	12.02	0.08	1.08	1.16	(0.10)	13.08
10/31/2018	13.92	0.09	(1.82)	(1.73)	(0.17)	12.02
10/31/2017	11.86	0.09	2.13	2.22	(0.16)	13.92
10/31/2016	12.45	0.18	(0.70)	(0.52)	(0.07)	11.86
10/31/2015	13.14	0.11	(0.75)	(0.64)	(0.05)	12.45
Class F
10/31/2019	12.12	0.20	1.08	1.28	(0.27)	13.13
10/31/2018	14.02	0.22	(1.82)	(1.60)	(0.30)	12.12
10/31/2017	11.96	0.22	2.12	2.34	(0.28)	14.02
10/31/2016	12.55	0.29	(0.70)	(0.41)	(0.18)	11.96
10/31/2015	13.26	0.24	(0.77)	(0.53)	(0.18)	12.55
Class F3
10/31/2019	12.32	0.22	1.11	1.33	(0.29)	13.36
10/31/2018	14.25	0.24	(1.86)	(1.62)	(0.31)	12.32
4/4/2017 to 10/31/2017(c)	12.34	0.05	1.86	1.91	–	14.25
Class I
10/31/2019	12.30	0.23	1.08	1.31	(0.28)	13.33
10/31/2018	14.23	0.25	(1.87)	(1.62)	(0.31)	12.30
10/31/2017	12.13	0.24	2.16	2.40	(0.30)	14.23
10/31/2016	12.73	0.33	(0.73)	(0.40)	(0.20)	12.13
10/31/2015	13.44	0.25	(0.76)	(0.51)	(0.20)	12.73
Class P
10/31/2019	12.17	0.16	1.09	1.25	(0.22)	13.20
10/31/2018	14.10	0.14	(1.82)	(1.68)	(0.25)	12.17
10/31/2017	12.03	0.15	2.16	2.31	(0.24)	14.10
10/31/2016	12.63	0.25	(0.71)	(0.46)	(0.14)	12.03
10/31/2015	13.31	0.17	(0.75)	(0.58)	(0.10)	12.63
Class R2
10/31/2019	12.13	0.14	1.08	1.22	(0.18)	13.17
10/31/2018	14.05	0.13	(1.83)	(1.70)	(0.22)	12.13
10/31/2017	11.99	0.16	2.12	2.28	(0.22)	14.05
10/31/2016	12.58	0.23	(0.71)	(0.48)	(0.11)	11.99
10/31/2015	13.29	0.17	(0.76)	(0.59)	(0.12)	12.58

162	See Notes to Financial Statements.

	Ratios to Average Net Assets:						Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

10.64	1.17		1.17		1.43		$178,701	88
(11.91)	1.15		1.16		1.34		194,360	124
19.80	1.12		1.22		1.43		241,626	163
(3.54)	1.12		1.31		2.29		263,064	164
(4.16)	1.12		1.33		1.56		341,437	62

9.88	1.92		1.92		0.68		10,652	88
(12.59)	1.90		1.92		0.65		12,821	124
19.02	1.85		1.95		0.71		25,687	163
(4.21)	1.85		2.04		1.54		31,798	164
(4.86)	1.81		2.02		0.86		42,057	62

10.90	0.96		1.02		1.64		48,782	88
(11.77)	0.92		1.01		1.63		58,347	124

20.17	0.87		1.06		1.71		63,479	163
(3.24)	0.87		1.16		2.48		62,655	164
(3.99)	0.87		1.14		1.85		63,830	62

11.13	0.84		0.85		1.76		4,527	88
(11.62)	0.78		0.85		1.73		5,083	124

15.48 (d)	0.68	(e)	0.91	(e)	0.65	(e)	5,847	163

11.04	0.86		0.92		1.82		198,368	88
(11.65)	0.82		0.91		1.78		277,141	124
20.26	0.77		0.96		1.87		292,598	163
(3.15)	0.77		1.05		2.74		160,673	164
(3.83)	0.77		1.04		1.92		61,077	62

10.50	1.37		1.37		1.25		42	88
(12.14)	1.35		1.36		1.02		40	124
19.59	1.32		1.42		1.19		89	163
(3.65)	1.32		1.51		2.12		95	164
(4.38)	1.28		1.49		1.32		110	62

10.32	1.52		1.52		1.09		451	88
(12.28)	1.50		1.52		0.93		375	124
19.40	1.47		1.56		1.22		679	163
(3.85)	1.47		1.66		1.93		517	164
(4.48)	1.43		1.64		1.31		658	62

See Notes to Financial Statements.	163

Financial Highlights (continued)

INTERNATIONAL EQUITY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:	Net
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	asset value, end of period
Class R3
10/31/2019	$11.98	$0.15	$1.06	$1.21	$(0.21)	$12.98
10/31/2018	13.87	0.14	(1.79)	(1.65)	(0.24)	11.98
10/31/2017	11.84	0.15	2.12	2.27	(0.24)	13.87
10/31/2016	12.44	0.23	(0.70)	(0.47)	(0.13)	11.84
10/31/2015	13.14	0.17	(0.74)	(0.57)	(0.13)	12.44
Class R4
10/31/2019	12.13	0.18	1.09	1.27	(0.26)	13.14
10/31/2018	14.07	0.19	(1.83)	(1.64)	(0.30)	12.13
10/31/2017	12.00	0.17	2.16	2.33	(0.26)	14.07
10/31/2016	12.63	0.27	(0.72)	(0.45)	(0.18)	12.00
6/30/2015 to 10/31/2015(f)	13.06	0.04	(0.47)	(0.43)	–	12.63
Class R5
10/31/2019	12.26	0.21	1.08	1.29	(0.28)	13.27
10/31/2018	14.19	0.22	(1.84)	(1.62)	(0.31)	12.26
10/31/2017	12.11	0.16	2.21	2.37	(0.29)	14.19
10/31/2016	12.73	0.30	(0.72)	(0.42)	(0.20)	12.11
6/30/2015 to 10/31/2015(f)	13.15	0.05	(0.47)	(0.42)	–	12.73
Class R6
10/31/2019	12.32	0.22	1.10	1.32	(0.29)	13.35
10/31/2018	14.24	0.24	(1.85)	(1.61)	(0.31)	12.32
10/31/2017	12.14	0.26	2.14	2.40	(0.30)	14.24
10/31/2016	12.74	0.17	(0.57)	(0.40)	(0.20)	12.14
6/30/2015 to 10/31/2015(f)	13.15	0.06	(0.47)	(0.41)	–	12.74

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

164	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

10.39		1.42		1.42		1.21		$ 7,208	88
(12.18)		1.40		1.41		1.05		8,954	124
19.63		1.34		1.44		1.23		12,674	163
(3.79)		1.36		1.54		1.99		14,945	164
(4.35)		1.33		1.53		1.35		18,466	62

10.77		1.17		1.17		1.46		1,180	88
(11.96)		1.15		1.16		1.36		948	124
19.92		1.10		1.18		1.25		582	163
(3.55)		1.12		1.28		2.27		9	164

(3.29	)(d)	1.12	(e)	1.25	(e)	0.89	(e)	10	62

11.00		0.92		0.92		1.68		81	88
(11.68)		0.90		0.91		1.61		69	124
20.10		0.87		0.94		1.21		71	163
(3.31)		0.87		1.04		2.52		9	164

(3.19	)(d)	0.87	(e)	1.00	(e)	1.14	(e)	10	62

11.04		0.84		0.85		1.78		2,489	88
(11.62)		0.78		0.85		1.73		2,667	124
20.35		0.70		0.86		2.04		3,074	163
(3.14)		0.65		0.88		1.39		10,765	164

(3.12	)(d)	0.70	(e)	0.84	(e)	1.31	(e)	10	62

See Notes to Financial Statements.	165

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2019	$16.84	$0.16	$0.77	$0.93	$(0.17)	$(1.58)	$(1.75)
10/31/2018	20.88	0.14	(3.28)	(3.14)	(0.17)	(0.73)	(0.90)
10/31/2017	16.13	0.09	4.77	4.86	(0.11)	–	(0.11)
10/31/2016	17.01	0.13	(0.30)	(0.17)	(0.10)	(0.61)	(0.71)
10/31/2015	16.22	0.09	1.36	1.45	(0.18)	(0.48)	(0.66)
Class C
10/31/2019	15.61	0.04	0.71	0.75	– (c)	(1.58)	(1.58)
10/31/2018	19.46	– (c)	(3.05)	(3.05)	(0.07)	(0.73)	(0.80)
10/31/2017	15.03	(0.04)	4.47	4.43	–	–	–
10/31/2016	15.92	0.01	(0.28)	(0.27)	(0.01)	(0.61)	(0.62)
10/31/2015	15.23	(0.04)	1.29	1.25	(0.08)	(0.48)	(0.56)
Class F
10/31/2019	16.70	0.18	0.76	0.94	(0.20)	(1.58)	(1.78)
10/31/2018	20.70	0.18	(3.25)	(3.07)	(0.20)	(0.73)	(0.93)
10/31/2017	16.00	0.11	4.73	4.84	(0.14)	–	(0.14)
10/31/2016	16.88	0.15	(0.29)	(0.14)	(0.13)	(0.61)	(0.74)
10/31/2015	16.11	0.10	1.37	1.47	(0.22)	(0.48)	(0.70)
Class F3
10/31/2019	17.38	0.22	0.80	1.02	(0.23)	(1.58)	(1.81)
10/31/2018	21.49	0.23	(3.39)	(3.16)	(0.22)	(0.73)	(0.95)
4/4/2017 to 10/31/2017(e)	17.75	(0.02)	3.76	3.74	–	–	–
Class I
10/31/2019	17.32	0.21	0.79	1.00	(0.23)	(1.58)	(1.81)
10/31/2018	21.44	0.19	(3.37)	(3.18)	(0.21)	(0.73)	(0.94)
10/31/2017	16.56	0.14	4.90	5.04	(0.16)	–	(0.16)
10/31/2016	17.44	0.17	(0.30)	(0.13)	(0.14)	(0.61)	(0.75)
10/31/2015	16.63	0.13	1.39	1.52	(0.23)	(0.48)	(0.71)
Class P
10/31/2019	17.18	0.14	0.79	0.93	(0.10)	(1.58)	(1.68)
10/31/2018	21.26	0.10	(3.33)	(3.23)	(0.12)	(0.73)	(0.85)
10/31/2017	16.40	0.04	4.88	4.92	(0.06)	–	(0.06)
10/31/2016	17.27	0.08	(0.29)	(0.21)	(0.05)	(0.61)	(0.66)
10/31/2015	16.46	0.05	1.40	1.45	(0.16)	(0.48)	(0.64)
Class R2
10/31/2019	16.54	0.11	0.75	0.86	(0.10)	(1.58)	(1.68)
10/31/2018	20.53	0.06	(3.21)	(3.15)	(0.11)	(0.73)	(0.84)
10/31/2017	15.89	0.04	4.69	4.73	(0.09)	–	(0.09)
10/31/2016	16.81	0.08	(0.30)	(0.22)	(0.09)	(0.61)	(0.70)
10/31/2015	16.05	0.02	1.35	1.37	(0.13)	(0.48)	(0.61)

166	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$16.02	7.05	1.25		1.04		$126,700	58
16.84	(15.72)	1.20		0.73		172,940	81
20.88	30.38	1.23		0.50		190,861	76
16.13	(0.99)	1.35		0.82		153,000	82
17.01	9.36	1.33		0.51		160,628	82

14.78	6.23	2.00		0.29		22,450	58
15.61	(16.34)	1.95		–	(d)	33,874	81
19.46	29.47	1.97		(0.26)		39,434	76
15.03	(1.75)	2.09		0.08		27,396	82
15.92	8.58	2.06		(0.23)		31,273	82

15.86	7.19	1.09		1.20		91,019	58
16.70	(15.58)	1.05		0.91		206,400	81
20.70	30.59	1.07		0.58		264,221	76
16.00	(0.84)	1.20		0.96		88,852	82
16.88	9.52	1.18		0.61		118,963	82

16.59	7.43	0.91		1.40		19,153	58
17.38	(15.46)	0.87		1.11		22,158	81

21.49	21.13 (f)	0.89	(g)	(0.15	)(g)	18,095	76

16.51	7.24	1.00		1.32		221,455	58
17.32	(15.46)	0.95		0.94		235,952	81
21.44	30.74	0.99		0.76		249,331	76
16.56	(0.75)	1.10		1.06		267,188	82
17.44	9.59	1.08		0.77		296,965	82

16.43	6.80	1.45		0.91		96	58
17.18	(15.87)	1.40		0.50		132	81
21.26	30.12	1.45		0.23		229	76
16.40	(1.17)	1.55		0.49		363	82
17.27	9.15	1.53		0.29		595	82

15.72	6.67	1.60		0.72		3,318	58
16.54	(16.00)	1.55		0.32		3,476	81
20.53	29.96	1.57		0.21		5,228	76
15.89	(1.34)	1.71		0.49		2,520	82
16.81	8.92	1.68		0.15		935	82

See Notes to Financial Statements.	167

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)		Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2019	$16.53	$0.09		$0.77	$0.86	$(0.17)	$(1.58)	$(1.75)
10/31/2018	20.49	0.10		(3.21)	(3.11)	(0.12)	(0.73)	(0.85)
10/31/2017	15.85	0.02		4.71	4.73	(0.09)	–	(0.09)
10/31/2016	16.73	0.11		(0.31)	(0.20)	(0.07)	(0.61)	(0.68)
10/31/2015	15.97	0.05		1.34	1.39	(0.15)	(0.48)	(0.63)
Class R4
10/31/2019	16.79	0.14		0.78	0.92	(0.18)	(1.58)	(1.76)
10/31/2018	20.82	0.16		(3.28)	(3.12)	(0.18)	(0.73)	(0.91)
10/31/2017	16.11	0.10		4.75	4.85	(0.14)	–	(0.14)
10/31/2016	17.01	0.09		(0.26)	(0.17)	(0.12)	(0.61)	(0.73)
6/30/2015 to 10/31/2015(h)	17.49	–	(c)	(0.48)	(0.48)	–	–	–
Class R5
10/31/2019	17.32	0.16		0.83	0.99	(0.23)	(1.58)	(1.81)
10/31/2018	21.43	0.21		(3.38)	(3.17)	(0.21)	(0.73)	(0.94)
10/31/2017	16.56	0.15		4.88	5.03	(0.16)	–	(0.16)
10/31/2016	17.44	0.18		(0.31)	(0.13)	(0.14)	(0.61)	(0.75)
6/30/2015 to 10/31/2015(h)	17.92	0.02		(0.50)	(0.48)	–	–	–
Class R6
10/31/2019	17.39	0.21		0.80	1.01	(0.23)	(1.58)	(1.81)
10/31/2018	21.49	0.21		(3.36)	(3.15)	(0.22)	(0.73)	(0.95)
10/31/2017	16.60	0.20		4.85	5.05	(0.16)	–	(0.16)
10/31/2016	17.45	0.17		(0.27)	(0.10)	(0.14)	(0.61)	(0.75)
6/30/2015 to 10/31/2015(h)	17.92	0.03		(0.50)	(0.47)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Amount is less than 0.01%.
(e)	Commenced on April 4, 2017.
(f)	Not annualized.
(g)	Annualized.
(h)	Commenced on June 30, 2015.

168	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$15.64	6.77		1.50		0.58		$19,568	58
16.53	(15.87)		1.46		0.54		35,677	81
20.49	30.07		1.47		0.14		9,828	76
15.85	(1.20)		1.59		0.67		18,124	82
16.73	9.11		1.56		0.29		9,161	82

15.95	7.06		1.25		0.93		6,293	58
16.79	(15.70)		1.20		0.80		5,606	81
20.82	30.43		1.23		0.55		3,334	76
16.11	(1.03)		1.38		0.57		1,883	82

17.01	(2.74	)(f)	1.35	(g)	0.03	(g)	10	82

16.50	7.25		1.00		1.00		17,765	58
17.32	(15.47)		0.97		1.06		39,621	81
21.43	30.69		0.98		0.79		4,121	76
16.56	(0.75)		1.13		1.06		2,751	82

17.44	(2.68	)(f)	1.10	(g)	0.28	(g)	10	82

16.59	7.37		0.91		1.30		33,183	58
17.39	(15.41)		0.87		1.04		34,281	81
21.49	30.85		0.90		1.03		17,212	76
16.60	(0.56)		0.94		1.00		1,843	82

17.45	(2.62	)(f)	0.93	(g)	0.48	(g)	13	82

See Notes to Financial Statements.	169

Financial Highlights (continued)

INTERNATIONAL VALUE FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2019	$6.73	$0.20	$0.26	$0.46	$(0.21)	$–	$(0.21)
10/31/2018	7.63	0.22	(0.89)	(0.67)	(0.23)	–	(0.23)
10/31/2017	6.71	0.22	0.95	1.17	(0.25)	–	(0.25)
10/31/2016	7.05	0.24	(0.35)	(0.11)	(0.23)	–	(0.23)
10/31/2015	8.75	0.25	(1.22)	(0.97)	(0.24)	(0.49)	(0.73)
Class C
10/31/2019	6.67	0.15	0.25	0.40	(0.15)	–	(0.15)
10/31/2018	7.56	0.16	(0.88)	(0.72)	(0.17)	–	(0.17)
10/31/2017	6.66	0.17	0.92	1.09	(0.19)	–	(0.19)
10/31/2016	6.99	0.19	(0.34)	(0.15)	(0.18)	–	(0.18)
10/31/2015	8.68	0.19	(1.20)	(1.01)	(0.19)	(0.49)	(0.68)
Class F
10/31/2019	6.76	0.21	0.26	0.47	(0.22)	–	(0.22)
10/31/2018	7.66	0.23	(0.89)	(0.66)	(0.24)	–	(0.24)
10/31/2017	6.73	0.24	0.95	1.19	(0.26)	–	(0.26)
10/31/2016	7.06	0.25	(0.34)	(0.09)	(0.24)	–	(0.24)
10/31/2015	8.77	0.27	(1.23)	(0.96)	(0.26)	(0.49)	(0.75)
Class F3
10/31/2019	6.77	0.22	0.26	0.48	(0.23)	–	(0.23)
10/31/2018	7.67	0.24	(0.89)	(0.65)	(0.25)	–	(0.25)
4/4/2017 to 10/31/2017(c)	7.03	(0.01)	0.79	0.78	(0.14)	–	(0.14)
Class I
10/31/2019	6.77	0.23	0.25	0.48	(0.22)	–	(0.22)
10/31/2018	7.68	0.23	(0.89)	(0.66)	(0.25)	–	(0.25)
10/31/2017	6.75	0.25	0.94	1.19	(0.26)	–	(0.26)
10/31/2016	7.08	0.26	(0.34)	(0.08)	(0.25)	–	(0.25)
10/31/2015	8.79	0.27	(1.22)	(0.95)	(0.27)	(0.49)	(0.76)
Class R2
10/31/2019	6.88	0.18	0.26	0.44	(0.18)	–	(0.18)
10/31/2018	7.80	0.18	(0.90)	(0.72)	(0.20)	–	(0.20)
10/31/2017	6.86	0.21	0.95	1.16	(0.22)	–	(0.22)
10/31/2016	7.19	0.22	(0.35)	(0.13)	(0.20)	–	(0.20)
10/31/2015	8.92	0.22	(1.24)	(1.02)	(0.22)	(0.49)	(0.71)
Class R3
10/31/2019	6.80	0.18	0.26	0.44	(0.19)	–	(0.19)
10/31/2018	7.71	0.19	(0.89)	(0.70)	(0.21)	–	(0.21)
10/31/2017	6.78	0.21	0.95	1.16	(0.23)	–	(0.23)
10/31/2016	7.11	0.22	(0.34)	(0.12)	(0.21)	–	(0.21)
10/31/2015	8.83	0.23	(1.23)	(1.00)	(0.23)	(0.49)	(0.72)

170	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$6.98	6.91	1.12		1.16		2.97		$256,381	62
6.73	(9.05)	1.12		1.14		2.85		290,289	74
7.63	17.68	1.12		1.14		3.15		367,465	61
6.71	(1.52)	1.12		1.20		3.57		419,886	58
7.05	(11.74)	1.12		1.19		3.14		710,835	77

6.92	6.12	1.87		1.91		2.17		32,274	62
6.67	(9.71)	1.87		1.89		2.07		45,888	74
7.56	16.60	1.87		1.89		2.41		68,558	61
6.66	(2.01)	1.87		1.95		2.85		86,306	58
6.99	(12.49)	1.84		1.90		2.40		142,492	77

7.01	7.04	0.92		1.01		3.10		37,857	62
6.76	(8.87)	0.91		0.99		3.06		54,167	74
7.66	17.96	0.91		0.99		3.37		95,299	61
6.73	(1.22)	0.91		1.05		3.78		111,056	58
7.06	(11.65)	0.90		1.00		3.38		210,696	77

7.02	7.15	0.81		0.84		3.28		24,764	62
6.77	(8.76)	0.82		0.83		3.21		26,911	74

7.67	11.16 (d)	0.77	(e)	0.83	(e)	(0.19	)(e)	27,215	61

7.03	7.29	0.82		0.91		3.35		219,764	62
6.77	(8.89)	0.81		0.89		3.05		310,984	74
7.68	18.02	0.81		0.89		3.48		471,341	61
6.75	(1.10)	0.81		0.95		3.90		710,951	58
7.08	(11.52)	0.80		0.91		3.50		1,080,845	77

7.14	6.54	1.47		1.51		2.64		449	62
6.88	(9.44)	1.47		1.49		2.35		369	74
7.80	17.17	1.47		1.49		2.93		592	61
6.86	(1.70)	1.47		1.55		3.28		680	58
7.19	(12.13)	1.44		1.51		2.80		1,029	77

7.05	6.56	1.37		1.41		2.70		7,029	62
6.80	(9.35)	1.37		1.39		2.41		7,801	74
7.71	17.35	1.37		1.39		2.90		12,888	61
6.78	(1.58)	1.37		1.44		3.29		12,697	58
7.11	(12.03)	1.34		1.40		2.93		12,680	77

See Notes to Financial Statements.	171

Financial Highlights (continued)

INTERNATIONAL VALUE FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R4
10/31/2019	$6.72	$0.20	$0.26	$0.46	$(0.21)	$–	$(0.21)
10/31/2018	7.62	0.20	(0.87)	(0.67)	(0.23)	–	(0.23)
10/31/2017	6.71	0.21	0.95	1.16	(0.25)	–	(0.25)
10/31/2016	7.05	0.24	(0.35)	(0.11)	(0.23)	–	(0.23)
6/30/2015 to 10/31/2015(f)	7.75	0.05	(0.72)	(0.67)	(0.03)	–	(0.03)
Class R5
10/31/2019	6.76	0.23	0.25	0.48	(0.23)	–	(0.23)
10/31/2018	7.66	0.24	(0.89)	(0.65)	(0.25)	–	(0.25)
10/31/2017	6.74	0.24	0.94	1.18	(0.26)	–	(0.26)
10/31/2016	7.08	0.26	(0.35)	(0.09)	(0.25)	–	(0.25)
6/30/2015 to 10/31/2015(f)	7.78	0.06	(0.72)	(0.66)	(0.04)	–	(0.04)
Class R6
10/31/2019	6.77	0.22	0.26	0.48	(0.23)	–	(0.23)
10/31/2018	7.67	0.24	(0.89)	(0.65)	(0.25)	–	(0.25)
10/31/2017	6.75	0.26	0.92	1.18	(0.26)	–	(0.26)
10/31/2016	7.08	0.26	(0.34)	(0.08)	(0.25)	–	(0.25)
6/30/2015 to 10/31/2015(f)	7.78	0.06	(0.72)	(0.66)	(0.04)	–	(0.04)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

172	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$6.97	6.92		1.12		1.17		2.99		$36	62
6.72	(9.06)		1.12		1.13		2.67		40	74
7.62	17.60		1.11		1.11		2.85		38	61
6.71	(1.48)		1.12		1.16		3.57		9	58

7.05	(8.56	)(d)	1.12	(e)	1.15	(e)	2.02	(e)	9	77

7.01	7.16		0.87		0.89		3.36		10	62
6.76	(8.78)		0.86		0.86		3.12		10	74
7.66	17.90		0.87		0.86		3.39		11	61
6.74	(1.24)		0.87		0.92		3.81		9	58

7.08	(8.46	)(d)	0.87	(e)	0.90	(e)	2.28	(e)	9	77

7.02	7.15		0.81		0.84		3.22		1,507	62
6.77	(8.76)		0.82		0.83		3.17		1,758	74
7.67	17.88		0.81		0.83		3.45		2,229	61
6.75	(1.09)		0.80		0.82		3.88		9	58

7.08	(8.46	)(d)	0.80	(e)	0.80	(e)	2.34	(e)	9	77

See Notes to Financial Statements.	173

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2019	$19.50	$0.05	$0.84	$0.89	$(0.01)	$(1.76)	$(1.77)
10/31/2018	20.80	0.01	(0.06)	(0.05)	–	(1.25)	(1.25)
10/31/2017	18.95	0.03	2.95	2.98	–	(1.13)	(1.13)
10/31/2016	19.56	0.02	0.77	0.79	–	(1.40)	(1.40)
10/31/2015	21.67	(0.01)	0.77	0.76	–	(2.87)	(2.87)
Class C
10/31/2019	17.32	(0.07)	0.73	0.66	–	(1.76)	(1.76)
10/31/2018	18.75	(0.12)	(0.06)	(0.18)	–	(1.25)	(1.25)
10/31/2017	17.31	(0.11)	2.68	2.57	–	(1.13)	(1.13)
10/31/2016	18.11	(0.11)	0.71	0.60	–	(1.40)	(1.40)
10/31/2015	20.41	(0.15)	0.72	0.57	–	(2.87)	(2.87)
Class F
10/31/2019	19.92	0.08	0.86	0.94	(0.04)	(1.76)	(1.80)
10/31/2018	21.18	0.04	(0.04)	–	(0.01)	(1.25)	(1.26)
10/31/2017	19.28	0.05	3.00	3.05	(0.02)	(1.13)	(1.15)
10/31/2016	19.85	0.04	0.79	0.83	–	(1.40)	(1.40)
10/31/2015	21.92	0.02	0.78	0.80	–	(2.87)	(2.87)
Class F3
10/31/2019	20.38	0.12	0.88	1.00	(0.06)	(1.76)	(1.82)
10/31/2018	21.65	0.08	(0.05)	0.03	(0.05)	(1.25)	(1.30)
4/4/2017 to 10/31/2017(c)	20.25	(0.03)	1.43	1.40	–	–	–
Class I
10/31/2019	20.29	0.10	0.88	0.98	(0.06)	(1.76)	(1.82)
10/31/2018	21.59	0.06	(0.06)	–	(0.05)	(1.25)	(1.30)
10/31/2017	19.62	0.08	3.06	3.14	(0.04)	(1.13)	(1.17)
10/31/2016	20.16	0.06	0.80	0.86	–	(1.40)	(1.40)
10/31/2015	22.20	0.04	0.79	0.83	–	(2.87)	(2.87)
Class P
10/31/2019	19.13	0.01	0.82	0.83	–	(1.76)	(1.76)
10/31/2018	20.46	(0.03)	(0.05)	(0.08)	–	(1.25)	(1.25)
10/31/2017	18.70	(0.01)	2.90	2.89	–	(1.13)	(1.13)
10/31/2016	19.36	(0.02)	0.76	0.74	–	(1.40)	(1.40)
10/31/2015	21.51	(0.05)	0.77	0.72	–	(2.87)	(2.87)
Class R2
10/31/2019	18.72	(0.01)	0.80	0.79	–	(1.76)	(1.76)
10/31/2018	20.06	(0.06)	(0.03)	(0.09)	–	(1.25)	(1.25)
10/31/2017	18.38	(0.05)	2.86	2.81	–	(1.13)	(1.13)
10/31/2016	19.08	(0.05)	0.75	0.70	–	(1.40)	(1.40)
10/31/2015	21.27	(0.08)	0.76	0.68	–	(2.87)	(2.87)

174	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$18.62	5.22	1.18		0.29		$775,746	51
19.50	(0.28)	1.11		0.06		922,813	54
20.80	16.23	1.15		0.14		1,028,166	57
18.95	4.33	1.17		0.09		959,416	37
19.56	3.67	1.17		(0.05)		1,026,959	47

16.22	4.48	1.93		(0.46)		142,020	51
17.32	(1.05)	1.87		(0.69)		225,551	54
18.75	15.35	1.89		(0.61)		335,148	57
17.31	3.57	1.92		(0.66)		330,066	37
18.11	2.87	1.92		(0.80)		356,709	47

19.06	5.38	1.03		0.45		210,350	51
19.92	(0.03)	0.97		0.22		390,627	54
21.18	16.34	1.00		0.27		807,684	57
19.28	4.48	1.02		0.23		663,069	37
19.85	3.84	1.02		0.09		557,742	47

19.56	5.61	0.83		0.64		260,948	51
20.38	0.13	0.78		0.39		331,176	54

21.65	6.91 (d)	0.79	(e)	(0.25	)(e)	315,394	57

19.45	5.51	0.93		0.54		292,610	51
20.29	(0.02)	0.86		0.30		450,720	54
21.59	16.51	0.90		0.41		397,265	57
19.62	4.57	0.92		0.34		470,399	37
20.16	3.94	0.92		0.20		557,008	47

18.20	5.05	1.38		0.08		22,113	51
19.13	(0.49)	1.31		(0.14)		25,501	54
20.46	15.96	1.35		(0.05)		33,644	57
18.70	4.10	1.37		(0.11)		36,327	37
19.36	3.50	1.37		(0.25)		42,225	47

17.75	4.88	1.53		(0.07)		6,483	51
18.72	(0.50)	1.46		(0.29)		7,339	54
20.06	15.79	1.50		(0.25)		9,047	57
18.38	3.94	1.52		(0.26)		6,245	37
19.08	3.33	1.53		(0.40)		7,120	47

See Notes to Financial Statements.	175

Financial Highlights (concluded)

VALUE OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2019	$18.92	$0.01	$0.80	$0.81	$–	$(1.76)	$(1.76)
10/31/2018	20.25	(0.04)	(0.04)	(0.08)	–	(1.25)	(1.25)
10/31/2017	18.52	(0.02)	2.88	2.86	–	(1.13)	(1.13)
10/31/2016	19.20	(0.03)	0.75	0.72	–	(1.40)	(1.40)
10/31/2015	21.37	(0.06)	0.76	0.70	–	(2.87)	(2.87)
Class R4
10/31/2019	19.47	0.05	0.85	0.90	(0.01)	(1.76)	(1.77)
10/31/2018	20.79	0.01	(0.06)	(0.05)	(0.02)	(1.25)	(1.27)
10/31/2017	18.95	–	2.99	2.99	(0.02)	(1.13)	(1.15)
10/31/2016	19.57	(0.01)	0.79	0.78	–	(1.40)	(1.40)
6/30/2015 to 10/31/2015(f)	20.33	– (g)	(0.76)	(0.76)	–	–	–
Class R5
10/31/2019	20.30	0.10	0.88	0.98	(0.06)	(1.76)	(1.82)
10/31/2018	21.59	0.07	(0.07)	–	(0.04)	(1.25)	(1.29)
10/31/2017	19.63	0.10	3.03	3.13	(0.04)	(1.13)	(1.17)
10/31/2016	20.16	0.05	0.82	0.87	–	(1.40)	(1.40)
6/30/2015 to 10/31/2015(f)	20.93	0.01	(0.78)	(0.77)	–	–	–
Class R6
10/31/2019	20.37	0.12	0.88	1.00	(0.06)	(1.76)	(1.82)
10/31/2018	21.65	0.08	(0.06)	0.02	(0.05)	(1.25)	(1.30)
10/31/2017	19.66	0.09	3.07	3.16	(0.04)	(1.13)	(1.17)
10/31/2016	20.17	0.09	0.80	0.89	–	(1.40)	(1.40)
6/30/2015 to 10/31/2015(f)	20.93	0.02	(0.78)	(0.76)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.
(g)	Amount less than $0.01.

176	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$17.97	4.94		1.43		0.04		$56,855	51
18.92	(0.45)		1.36		(0.19)		77,440	54
20.25	15.94		1.39		(0.10)		88,592	57
18.52	4.03		1.42		(0.16)		99,544	37
19.20	3.42		1.42		(0.30)		114,489	47

18.60	5.27		1.18		0.29		43,879	51
19.47	(0.30)		1.11		0.06		54,408	54
20.79	16.27		1.15		(0.01)		63,867	57
18.95	4.28		1.14		(0.06)		2,929	37

19.57	(3.74	)(d)	1.15	(e)	(0.07	)(e)	10	47

19.46	5.55		0.93		0.52		2,599	51
20.30	(0.01)		0.87		0.31		1,927	54
21.59	16.46		0.89		0.51		5,111	57
19.63	4.62		0.89		0.24		42,825	37

20.16	(3.68	)(d)	0.89	(e)	0.19	(e)	10	47

19.55	5.62		0.83		0.66		40,149	51
20.37	0.08		0.78		0.39		93,784	54
21.65	16.60		0.78		0.45		104,218	57
19.66	4.72		0.79		0.46		56,533	37

20.17	(3.63	)(d)	0.82	(e)	0.28	(e)	29,039	47

See Notes to Financial Statements.	177

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993.

As of October 31, 2019, the Trust currently consists of fourteen funds. This report covers the following thirteen funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes during the year ended October 31, 2019:

Funds	Share Classes
Lord Abbett Alpha Strategy Fund (“Alpha Strategy Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6
Lord Abbett Focused Growth Fund (“Focused Growth Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Focused Large Cap Value Fund (“Focused Large Cap Value Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Focused Small Cap Value Fund (“Focused Small Cap Value Fund,” formerly “Micro Cap Value Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund”)	A, C, F, F3 I, P, R2, R3, R4, R5 and R6
Lord Abbett Global Equity Research Fund (“Global Equity Research Fund)	A, C, F, F3, I, R2, R3, R4, R5 and R6
Lord Abbett Global Select Equity Fund (“Global Select Equity Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Growth Leaders Fund (“Growth Leaders Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6
Lord Abbett Health Care Fund (“Health Care Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett International Equity Fund (“International Equity Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5 and R6
Lord Abbett International Opportunities Fund (“International Opportunities Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5 and R6
Lord Abbett International Value Fund (“International Value Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6
Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5 and R6

The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus. Focused Growth Fund commenced operations on January 30, 2019. Focused Large Cap Value Fund and Health Care Fund commenced operations on July 26, 2019.

On February 22, 2019, Fundamental Equity Fund acquired the net assets of Lord Abbett Calibrated Large Cap Value Fund (“Calibrated Large Cap Value”). Refer to Note 16 Reorganization for additional information.

Each of Alpha Strategy Fund’s, Focused Large Cap Value Fund’s, Focused Small Cap Value Fund’s, Global Equity Research Fund’s, Global Select Equity Fund’s, Health Care Fund’s, International Equity Fund’s, International Opportunities Fund’s, and Value Opportunities Fund’s investment objective is to seek long-term capital appreciation. Alpha Strategy Fund invests principally in other funds (“Underlying Funds”) managed by Lord, Abbett  & Co. LLC (“Lord Abbett”). Fundamental Equity Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. Growth Leaders Fund’s and Focused Growth Fund’s investment objective is to seek capital appreciation. International Value Fund’s investment objective is to seek a high level of total return.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls

Notes to Financial Statements (continued)

(subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert into Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the tenth anniversary of the month on which the purchase order was accepted.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), each Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”). Each Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available. Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2016 through October 31, 2019. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain/(loss) on foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–Global Equity Research Fund, Global Select Equity Fund, Health Care Fund, International Equity Fund, International Opportunities Fund and International Value Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a

Notes to Financial Statements (continued)

foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on foreign currency exchange contracts in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain/(loss) on each Fund’s Statement of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Options–Each Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

(j)	Total Return Swaps–Each Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. Each Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, each Fund also may be required to pay an amount equal to that decline in value to their counterparty.

Notes to Financial Statements (continued)

(k)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(l)	When-Issued or Forward Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(m)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Notes to Financial Statements (continued)

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of October 31, 2019 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

For the year ended October 31, 2019, the effective management fee, net of any applicable waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Net Effective Management Fee
Alpha Strategy Fund	.00%(1)
Focused Growth Fund	.00%(2)
Focused Large Cap Value Fund	.00%(3)
Focused Small Cap Value Fund	1.22%(4)
Fundamental Equity Fund	.54%(5)
Global Equity Research Fund	.00%(6)
Global Select Equity Fund	.00%(7)
Growth Leaders Fund	.53%(8)
Health Care Fund	.00%(9)
International Equity Fund	.70%(10)
International Opportunities Fund	.75%(11)
International Value Fund	.66%(10)
Value Opportunities Fund	.72%(12)

(1)	Lord Abbett is voluntarily waiving the entire management fee of 0.10%. Lord Abbett may discontinue the voluntary waiver at any time without notice.

(2)	The management fee for Focused Growth Fund is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.65%
Next $1 billion	.63%
Next $5 billion	.60%
Over $7 billion	.59%

(3)	The management fee for Focused Large Cap Value Fund is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.59%
Over $1 billion	.53%

(4)	The management fee for Focused Small Cap Value Fund is 0.80% on the Fund’s average daily net assets. Prior to July 1, 2019, the management fee was 1.50% of the Fund’s average daily net assets.

(5)	The management fee for Fundamental Equity Fund is based on the Fund’s average daily net assets at the following annual rates:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

Notes to Financial Statements (continued)

(6)	The management fee for Global Equity Research Fund is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.45%
Next $2 billion	.43%
Over $3 billion	.41%

(7)	The management fee for Global Select Equity Fund is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.60%
Over $1 billion	.52%

(8)	The management fee for Growth Leaders Fund is based on the Fund’s average daily net assets at the following annual rates:

First $2 billion	.55%
Over $2 billion	.50%

(9)	The management fee for Health Care Fund is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.62%
Over $1 billion	.51%

(10)	The management fees for International Equity Fund and International Value Fund are based on each Fund’s average daily net assets at the following annual rates:

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

(11)	The management fee for International Opportunities Fund is based on the average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

(12)	The management fee for Value Opportunities Fund is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Next $3 billion	.65%
Over $5 billion	.58%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

For the period ended October 31, 2019 and continuing through February 29, 2020, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees, to the following annual rates:

Focused Growth Fund
Classes
A, C, F, I, R2, R3, R4 and R5	0.80%
F3 and R6	0.73%

Focused Large Cap Value Fund
Classes	Effective July 31, 2019*
A, C, F, I, R3, R4 and R5	0.71%
F3 and R6	0.63%

* Continuing through February 28, 2021.

Notes to Financial Statements (continued)

Focused Small Cap Value Fund
Classes	Effective July 1, 2019*
A, C, F, I, R3, R4 and R5	1.03%
F3 and R6	0.95%

* Continuing through February 28, 2021. Prior to July 1 there was no limit on total net annual operating expenses.

Global Equity Research Fund
Classes
A, C, F, I, R2, R3, R4 and R5	0.65%
F3 and R6	0.63%

Global Select Equity Fund
Classes
A, C, F, I, R3, R4 and R5	0.80%
F3 and R6	0.69%

Health Care Fund
Classes	Effective July 31, 2019*
A, C, F, I, R3, R4 and R5	0.78%
F3 and R6	0.70%

* Continuing through February 28, 2021.

	International Equity Fund
Classes	Effective March 1, 2019	Prior to March 1, 2019
A, C, P, R2, R3, R4 and R5	0.92%	0.92%
F and I	0.86%	0.84%
F3 and R6	0.85%	0.82%

	International Value Fund
Classes	Effective March 1, 2019	Prior to March 1, 2019
A, C, R2, R3, R4 and R5	0.87%	0.87%
F and I	0.82%	0.81%
F3 and R6	0.81%	0.82%

All contractual fee waiver and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Funds’ Board.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A(1)	Class C	Class F(2)(3)	Class P(4)	Class R2	Class R3	Class R4
Service	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.10%	.20%	.35%	.25%	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Prior to July 1, 2019 the Board did not authorize such Class A 12b-1 fees on the Focused Small Cap Value Fund. This agreement may be terminated only by the Fund’s Board of Trustees.
(2)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.
(3)	For the fiscal year ended October 31, 2019 and continuing through February 29, 2020, the Distributor has contractually agreed to waive Growth Leaders Fund’s and Global Select Equity Fund’s 0.10% Rule 12b-1 fee for Class F. For the period from January 31, 2019 through February 29, 2020, the Distributor has contractually agreed to waive Focused Growth Fund’s 0.10% Rule 12b-1 fee for Class F. For the period from July 1, 2019 through February 28, 2021, the Distributor has contractually agreed to waive

Notes to Financial Statements (continued)

Focused Small Cap Value Fund’s 0.10% Rule 12b-1 fee for Class F. Prior to July 1, 2019 the Board did not authorize such Class A 12b-1 fees on the Focused Small Cap Value Fund. For the period from July 31, 2019 through February 28, 2021, the Distributor has contractually agreed to waive Focused Large Cap Value Fund’s and Health Care Fund’s 0.10% Rule 12b-1 fee for Class F. These agreements may be terminated only by the Fund’s Board of Trustees.
(4)	Fundamental Equity Fund, International Equity Fund, International Opportunities Fund and Value Opportunities Fund only.

Class F3, I, R5 and R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2019:

	Distributor Commissions	Dealers’ Concessions
Alpha Strategy Fund	$64,540	$361,470
Focused Growth Fund	9,307	50,718
Focused Large Cap Value Fund	1	8
Focused Small Cap Value Fund	–	–
Fundamental Equity Fund	82,730	453,435
Global Equity Research Fund	460	2,890
Global Select Equity Fund	87	432
Growth Leaders Fund	548,325	3,082,708
Health Care Fund	–	–
International Equity Fund	14,318	76,902
International Opportunities Fund	14,888	81,765
International Value Fund	42,620	219,937
Value Opportunities Fund	97,583	519,708

Distributor received the following amount of CDSCs for the fiscal year ended October 31, 2019:

	Class A	Class C
Alpha Strategy Fund	$2,020	$7,202
Focused Growth Fund	–	–
Focused Large Cap Value Fund	–	–
Focused Small Cap Value Fund	–	–
Fundamental Equity Fund	209	4,019
Global Equity Research Fund	–	–
Global Select Equity Fund	–	–
Growth Leaders Fund	–	–
Health Care Fund	–	–
International Equity Fund	418	137
International Opportunities Fund	3,157	5,488
International Value Fund	831	1,086
Value Opportunities Fund	3,353	9,742

One Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

Other Related Parties

As of October 31, 2019, the percentages of Focused Small Cap Value Fund’s, Fundamental Equity Fund’s, Growth Leaders Fund’s, International Equity Fund’s, International Opportunities Fund’s, International Value Fund’s and Value Opportunities Fund’s outstanding shares owned by each Fund of Funds were as follows:

Notes to Financial Statements (continued)

Fund of Funds	Focused Small Cap Value Fund	Focused Large Cap Value Fund	Funda- mental Equity Fund	Growth Leaders Fund	Inter- national Equity Fund	Inter- national Oppor- tunities Fund	Inter- national Value Fund	Value Oppor- tunities Fund
Alpha Strategy Fund	77.76%	–	–	–	–	32.87%	–	9.68%
Multi-Asset Balanced Opportunity Fund	–	62.63%	16.67%	5.08%	27.49%	–	21.10%	–
Multi-Asset Income Fund	–	31.79%	4.82%	1.15%	15.54%	–	12.14%	–

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid quarterly for International Value Fund, annually for Alpha Strategy Fund, Focused Growth Fund, Focused Large Cap Value Fund, Focused Small Cap Value Fund, Fundamental Equity Fund, Global Equity Research Fund, Global Select Equity Fund, Growth Leaders Fund, Health Care Fund, International Equity Fund, International Opportunities Fund and Value Opportunities Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	Alpha Strategy Fund		Focused Growth Fund	Focused Large Cap Value Fund
	Year Ended 10/31/2019	Year Ended 10/31/2018	Period Ended 10/31/2019	Period Ended 10/31/2019
Distributions paid from:
Ordinary income	$9,057,439	$–	$–	$–
Net long-term capital gains	119,734,439	124,640,000	–	–
Total distributions paid	$128,791,878	$124,640,000	$–	$–

	Focused Small Cap Value Fund		Fundamental Equity Fund		Global Equity Research Fund
	Year Ended 10/31/2019	Year Ended 10/31/2018	Year Ended 10/31/2019	Year Ended 10/31/2018	Year Ended 10/31/2019	Period Ended 10/31/2018
Distributions paid from:
Ordinary income	$2,788,803	$2,488,458	$43,144,200	$96,384,992	$191,532	$244,528
Net long-term capital gains	15,734,637	21,102,736	143,801,592	208,675,974	129,275	–
Total distributions paid	$18,523,440	$23,591,194	$186,945,792	$305,060,966	$320,807	$244,528

Notes to Financial Statements (continued)

	Global Select Equity Fund		Growth Leaders Fund		Health Care Fund
	Year Ended 10/31/2019	Period Ended 10/31/2018	Year Ended 10/31/2019	Year Ended 10/31/2018	Period Ended 10/31/2019
Distributions paid from:
Ordinary income	$12,487	$–	$211,623,767	$126,621,794	$–
Net long-term capital gains	–	–	345,436,576	65,683,018	–
Total distributions paid	$12,487	$–	$557,060,343	$192,304,812	$–

	International Equity Fund		International Opportunities Fund
	Year Ended 10/31/2019	Year Ended 10/31/2018	Year Ended 10/31/2019	Year Ended 10/31/2018
Distributions paid from:
Ordinary income	$11,999,856	$13,137,977	$8,261,793	$7,606,852
Net long-term capital gains	–	–	67,032,636	29,369,535
Total distributions paid	$11,999,856	$13,137,977	$75,294,429	$36,976,387

	International Value Fund		Value Opportunities Fund
	Year Ended 10/31/2019	Year Ended 10/31/2018	Year Ended 10/31/2019	Year Ended 10/31/2018
Distributions paid from:
Ordinary income	$19,485,885	$27,670,057	$40,730,253	$2,970,562
Net long-term capital gains	–	–	190,884,064	189,303,747
Total distributions paid	$19,485,885	$27,670,057	$231,614,317	$192,274,309

Subsequent to the Funds’ fiscal year ended October 31, 2019, year-end distributions were paid. The approximate amounts were as follows:

	Net Investment Income	Net Short-Term Capital Gain	Net Long-Term Capital Gain	Record Date	Ex-Date
Alpha Strategy Fund	$–	$–	$123,771,000	December 19, 2019	December 20, 2019
Focused Large Cap Value Fund	263,000	–	–	November 20, 2019	November 21, 2019
Focused Small Cap Value Fund	–	–	18,078,000	November 20, 2019	November 21, 2019
Fundamental Equity Fund	37,743,000	–	215,463,000	November 20, 2019	November 21, 2019
Global Equity Research Fund	90,000	–	–	December 17, 2019	December 18, 2019
Global Select Equity Fund	44,000	–	–	December 17, 2019	December 18, 2019
Growth Leaders	–	50,782,000	254,849,000	November 20, 2019	November 21, 2019
Health Care Fund	2,000	–	–	November 20, 2019	November 21, 2019
International Equity Fund	7,076,000	–	–	December 17, 2019	December 18, 2019
International Opportunities Fund	7,380,000	–	–	December 17, 2019	December 18, 2019
Value Opportunities Fund	7,527,000	–	194,976,000	November 20, 2019	November 21, 2019

As of October 31, 2019, the components of accumulated gains and losses on a tax-basis were as follows:

	Alpha Strategy Fund	Focused Growth Fund	Focused Large Cap Value Fund	Focused Small Cap Value Fund
Undistributed ordinary income – net	$–	$–	$83,042	$–
Undistributed long-term capital gains	123,770,156	–	–	18,077,113
Total undistributed earnings	123,770,156	–	83,042	18,077,113
Capital loss carryforwards*	–	(377,291)	(61,752)	–
Temporary differences	(3,018,125)	(49)	–	(23,989)
Unrealized gains (losses) – net	(39,289,716)	511,568	121,313	3,412,310
Total accumulated gains – net	$81,462,315	$134,228	$142,603	$21,465,434

Notes to Financial Statements (continued)

	Fundamental Equity Fund	Global Equity Research Fund	Global Select Equity Fund
Undistributed ordinary income – net	$30,275,362	$77,818	$40,663
Undistributed long-term capital gains	215,460,533	–	–
Total undistributed earnings	245,735,895	77,818	40,663
Capital loss carryforwards*	–	(49,919)	(16,336)
Temporary differences	(595,564)	(274)	(52)
Unrealized gains – net	271,733,043	620,678	35,958
Total accumulated gains – net	$516,873,374	$648,303	$60,233

	Growth Leaders Fund	Health Care Fund	International Equity Fund
Undistributed ordinary income – net	$50,774,549	$102	$6,625,466
Undistributed long-term capital gains	254,842,447	–	–
Total undistributed earnings	305,616,996	102	6,625,466
Capital loss carryforwards*	–	(46,625)	(19,566,790)
Temporary differences	(198,659)	–	(105,811)
Unrealized gains (losses) – net	391,679,354	(31,377)	33,050,526
Total accumulated gains (losses) – net	$697,097,691	$(77,900)	$20,003,391

	International Opportunities Fund	International Value Fund	Value Opportunities Fund
Undistributed ordinary income – net	$7,379,189	$1,572,285	$5,668,283
Undistributed long-term capital gains	–	–	194,970,478
Total undistributed earnings	7,379,189	1,572,285	200,638,761
Capital loss carryforwards*	(74,186,108)	(398,027,470)	–
Temporary differences	(74,238)	(159,380)	(346,220)
Unrealized gains (losses) – net	(4,835,056)	(431,606)	290,690,096
Total accumulated gains – net	$(71,716,213)	$(397,046,171)	$490,982,637

*	The capital losses will carry forward indefinitely.

At the Fund’s election, certain losses incurred within the taxable year (“Qualified Late-Year Losses”) are deemed to arise on the first business day of the Fund’s next taxable year. Alpha Strategy Fund and Focused Small Cap Value Fund incurred and will elect to defer $2,886,707 and $6,847 of late-year ordinary losses, respectively, during the fiscal year ended October 31, 2019.

As of October 31, 2019, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Alpha Strategy Fund	Focused Growth Fund	Focused Large Cap Value Fund
Tax cost	$957,543,841	$9,499,986	$40,232,575
Gross unrealized gain	45,678,900	580,553	1,429,802
Gross unrealized loss	(84,968,616)	(68,985)	(1,308,489)
Net unrealized security gain (loss)	$(39,289,716)	$511,568	$121,313

	Focused Small Cap Value Fund	Fundamental Equity Fund	Global Equity Research Fund
Tax cost	$117,096,312	$2,213,189,665	$7,930,428
Gross unrealized gain	9,063,180	333,765,463	872,867
Gross unrealized loss	(5,650,866)	(62,032,419)	(252,194)
Net unrealized security gain (loss)	$3,412,314	$271,733,044	$620,673

Notes to Financial Statements (continued)

	Global Select Equity Fund	Growth Leaders Fund	Health Care Fund
Tax cost	$2,491,477	$3,390,789,700	$2,608,996
Gross unrealized gain	195,448	439,893,599	108,998
Gross unrealized loss	(159,487)	(48,214,245)	(140,375)
Net unrealized security gain (loss)	$35,961	$391,679,354	$(31,377)

	International Equity Fund	International Opportunities Fund	International Value Fund
Tax cost	$419,760,373	$549,518,156	$573,478,502
Gross unrealized gain	38,241,742	33,337,753	20,579,813
Gross unrealized loss	(5,181,224)	(38,189,666)	(21,037,469)
Net unrealized security gain (loss)	$33,060,518	$(4,851,913)	$(457,656)

	Value Opportunities Fund
Tax cost	$1,564,085,041
Gross unrealized gain	367,027,962
Gross unrealized loss	(76,337,866)
Net unrealized security gain (loss)	$290,690,096

The difference between book-basis and tax-basis unrealized gains (losses) are attributable to the tax treatment of certain securities, certain distributions, other financial instruments and wash sales.

Permanent items identified during the fiscal year ended October 31, 2019 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Total Distributable Earnings (loss	)	Paid-in Capital
Focused Growth Fund	$34,706		$(34,706)
Focused Large Cap Value Fund	14,216		(14,216)
Focused Small Cap Value Fund	1,087,630		(1,087,630)
Fundamental Equity Fund	107,610		(107,610)
Global Select Equity Fund	6,652		(6,652)
Health Care Fund	2,431		(2,431)
Value Opportunities Fund	(41,476,567)		41,476,567

The permanent differences are attributable to the tax treatment of net investment losses, certain expenses and certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2019 were as follows:

	Purchases	Sales
Alpha Strategy Fund	$163,605,555	$166,549,959
Focused Growth Fund	18,197,549	8,610,546
Focused Large Cap Value Fund	43,573,631	3,452,829
Focused Small Cap Value Fund	164,982,825	176,161,406
Fundamental Equity Fund	2,072,866,987	2,311,771,889
Global Equity Research Fund	5,960,060	4,709,160
Global Select Equity Fund	2,131,140	1,917,958
Growth Leaders Fund	5,150,687,909	5,455,488,391
Health Care Fund	3,030,846	375,225
International Equity Fund	436,450,654	573,641,851
International Opportunities Fund	358,742,626	613,480,455
International Value Fund	387,937,292	554,500,437
Value Opportunities Fund	1,079,143,140	1,857,547,198

Notes to Financial Statements (continued)

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2019.

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the year ended October 31, 2019, the following Funds engaged in cross-trades:

Fund	Purchases	Sales	Gain/(Loss )
Fundamental Equity Fund	$22,195,336	$23,752,725	$(82,510)
Focused Small Cap Value Fund	4,429,845	1,850,762	1,208,734
Growth Leaders Fund	28,919,513	587,330	231,528
International Equity Fund	830,173	527,256	(21,574)
International Opportunities	–	315,935	(83,235)
International Value Fund	505,048	1,057,005	189,684
Value Opportunities Fund	8,999,778	5,328,407	751,859

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Global Equity Research Fund, Global Select Equity Fund, International Equity Fund, International Opportunities Fund and International Value Fund entered into forward foreign currency exchange contracts for the year ended October 31, 2019 (as described in note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

International Opportunities Fund entered into total return swaps on indexes for the year ended October 31, 2019 (as described in note 2(j)) to hedge credit risk. The Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to their counterparty.

Notes to Financial Statements (continued)

As of October 31, 2019, International Opportunities Fund had the following derivatives at fair value, grouped into risk categories that illustrate the Funds’ use of derivative instruments:

International Opportunities Fund
Equity
Asset Derivatives	Contracts
Total Return Swap Contracts(1)	$11,881

(1)	Statements of Assets and Liabilities location: Total return swap, at fair value.

Transaction in derivatives instruments for the period ended October 31, 2019, were as follows:

	Global Equity Research Fund
	Forward
	Currency	Equity
	Contracts	Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	$7	–
Futures Contracts(2)	–	$786
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(5)	$787	–

Global Select Equity Fund
	Forward
	Currency
	Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	$3,320
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(5)	$100,282

International Equity Fund
	Forward
	Currency
	Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	$(648)
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(5)	$2,248

	International Opportunities Fund
	Forward
	Currency	Equity
	Contracts	Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	$(12,804)	–
Total Return Swaps Contracts(3)	–	$(999,600)
Net Change in Unrealized Appreciation/Depreciation
Total Return Swaps Contracts(4)	–	$11,881
Average Number of Contracts/Notional Amounts*
Total Return Swaps Contracts(5)	–	$74,486
Forward Foreign Currency Exchange Contracts(5)	$144,876	–

Notes to Financial Statements (continued)

International Value Fund
Forward
Currency
Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	$15,663
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(5)	$91,415

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended October 31, 2019.
(1)	Statements of Operations location: Net realized gain(loss) on forward foreign currency exchange contracts.
(2)	Statements of Operations location: Net realized gain(loss) on futures contracts.
(3)	Statements of Operations location: Net realized loss on swap contracts.
(4)	Statements of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(5)	Amount represents notional amounts in U.S. dollars.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statements of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by a counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Funds and the applicable counterparty:

			Alpha Strategy Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$730,471	$–	$730,471
Total	$730,471	$–	$730,471

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$730,471	$–	$–	$(730,471)	$–
Total	$730,471	$–	$–	$(730,471)	$–

Notes to Financial Statements (continued)

			Focused Growth Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$290,274	$–	$290,274
Total	$290,274	$–	$290,274

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$290,274	$–	$–	$(290,274)	$–
Total	$290,274	$–	$–	$(290,274)	$–

		Focused Large Cap Value Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$173,814	$–	$173,814
Total	$173,814	$–	$173,814

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$173,814	$–	$–	$(173,814)	$–
Total	$173,814	$–	$–	$(173,814)	$–

		Fundamental Equity Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$6,964,633	$–	$6,964,633
Total	$6,964,633	$–	$6,964,633

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$6,964,633	$–	$–	$(6,964,633)	$–
Total	$6,964,633	$–	$–	$(6,964,633)	$–

Notes to Financial Statements (continued)

		Global Equity Research Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$153,574	$–	$153,574
Total	$153,574	$–	$153,574

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$153,574	$–	$–	$(153,574)	$–
Total	$153,574	$–	$–	$(153,574)	$–

			Growth Leaders Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$72,000,534	$–	$72,000,534
Total	$72,000,534	$–	$72,000,534

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$72,000,534	$–	$–	$(72,000,534)	$–
Total	$72,000,534	$–	$–	$(72,000,534)	$–

		International Equity Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$10,394,083	$–	$10,394,083
Total	$10,394,083	$–	$10,394,083

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$10,394,083	$–	$–	$(10,394,083)	$–
Total	$10,394,083	$–	$–	$(10,394,083)	$–

Notes to Financial Statements (continued)

		International Opportunities Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$16,642,284	$–	$16,642,284
Total Return Equity Swaps	11,881	–	11,881
Total	$16,654,165	$–	$16,654,165

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Bank of America	$11,881	$–	$–	$–	$11,881
Fixed Income Clearing Corp.	16,642,284	–	–	(16,642,284)	–
Total	$16,654,165	$–	$–	$(16,642,284)	$11,881

		International Value Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$9,692,249	$–	$9,692,249
Total	$9,692,249	$–	$9,692,249

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$9,692,249	$–	$–	$(9,692,249)	$–
Total	$9,692,249	$–	$–	$(9,692,249)	$–

		Value Opportunities Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$1,849,425	$–	$1,849,425
Total	$1,849,425	$–	$1,849,425

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$1,849,425	$–	$–	$(1,849,425)	$–
Total	$1,849,425	$–	$–	$(1,849,425)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of October 31, 2019.

Notes to Financial Statements (continued)

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

For the period ended December 20, 2018, the Funds (except Alpha Strategy Fund, Focused Large Cap Value Fund and Health Care Fund), and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period December 21, 2018 through August 7, 2019, the Participating Funds entered into a Syndicated Facility with various lenders for $1.1 billion whereas SSB participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 8, 2019, the Participating Funds entered into a Syndicated Facility with various lenders for $1.17 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 7, 2019, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund net assets.

Effective August 8, 2019, the Participating Funds entered into a Bilateral Facility with SSB for $330 million ($250 million committed and $80 million uncommitted). Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Notes to Financial Statements (continued)

The Facilities are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended October 31, 2019, the Funds did not utilize the Facilities.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the year ended October 31, 2019, the following Fund participated as a lender in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

		Average	Interest
Fund	Average Loan	Interest Rate	Income*
International Equity Fund	$6,291,628	2.23%	$384

*	included in the Statement of Operations

During the year ended October 31, 2019, the following Fund participated as a borrower in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount borrowed, interest rate and interest expense were as follows:

		Average	Interest
Fund	Average Loan	Interest Rate	Expense*
Value Opportunities Fund	$29,871,810	2.23%	$3,650

*	included in the Statement of Operations

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

Notes to Financial Statements (continued)

13.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Alpha Strategy Fund had the following transactions with affiliated issuers (i.e. the Underlying Funds) during the year ended October 31, 2019:

									Change in
	Balance of			Balance of		Net Realized		Dividend	Appreciation/
	Shares			Shares	Fair	Gain		Income	(Depreciation)
	Held at	Gross	Gross	Held at	Value at	11/1/2018 to		11/1/2018 to	11/1/2018 to
Affiliated Issuer	10/31/2018	Additions	Sales	10/31/2019	10/31/2019	10/31/2019		10/31/2019	10/31/2019
Lord Abbett Developing Growth Fund, Inc. – Class I	6,541,320	1,949,763	(2,197,678)	6,293,405	$174,390,245	$40,478,145	(a)	$–	$(18,409,353)
Lord Abbett Securities Trust – Focused Small Cap Value Fund – Class I	3,401,681	654,098	(527,499)	3,528,280	94,557,907	14,497,480	(b)	–	(13,552,937)
Lord Abbett Securities Trust – International Opportunities Fund – Class I	10,327,866	1,801,173	(733,087)	11,395,952	188,147,166	18,194,284	(c)	2,371,585	(7,775,435)
Lord Abbett Securities Trust – Micro-Cap Growth Fund – Class I	5,184,452	1,881,786	(1,489,507)	5,576,731	87,945,053	21,980,898	(d)	–	(14,063,834)
Lord Abbett Research Fund, Inc. – Small-Cap Value Fund – Class I	8,664,921	1,605,013	(1,364,664)	8,905,270	185,942,047	2,514,714	(e)	–	(3,779,910)
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	10,300,878	1,025,112	(1,735,181)	9,590,809	186,541,236	21,311,997	(f)	604,961	(12,907,502)
Total					$917,523,654	$118,977,518		$2,976,546	$(70,488,971)

(a)	Includes $40,614,359 of distributed capital gains.
(b)	Includes $14,331,707 of distributed capital gains.
(c)	Includes $16,427,382 of distributed capital gains.
(d)	Includes $25,874,563 of distributed capital gains.
(e)	Includes $25,942,632 of distributed capital gains.
(f)	Includes $17,898,308 of distributed capital gains.

14.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of the Funds’ investments will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Funds invest. If a Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Large company stocks, in which Focused Growth Fund, Focused Large Cap Value Fund, Fundamental Equity Fund, Global Equity Research Fund, Growth Leaders Fund, International Equity Fund and International Value Fund invest, may perform differently than the market as a whole and other types of stocks, such as small company stocks. Small and mid-sized company stocks, in which Alpha Strategy Fund, Focused Small Cap Value Fund, Focused Growth Fund, Fundamental Equity Fund, Growth Leaders Fund, International Equity Fund, International Opportunities Fund and Value

Notes to Financial Statements (continued)

Opportunities Fund invest, may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

In general, Focused Growth Fund and Growth Leaders Fund employ a growth investing style, Global Equity Research Fund employs a blended growth investing and value investing style, and Focused Large Cap Value Fund, Focused Small Cap Value Fund, Fundamental Equity Fund, International Value Fund and Value Opportunities Fund employ a value investing style. Growth stocks generally are more volatile than value stocks. The price of value stocks may lag the market for long periods of time.

Global Equity Research Fund, International Equity Fund, International Opportunities Fund and International Value Fund are subject to the risks of investing in foreign securities. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations, economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, foreign taxes, and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market companies. Similarly, due to their investments in multinational and foreign companies, Alpha Strategy Fund, Focused Growth Fund, Focused Large Cap Value Fund, Focused Small Cap Value Fund, Fundamental Equity Fund, Growth Leaders Fund, Health Care Fund, and Value Opportunities Fund are subject to the risks of investing in foreign securities and similarly may experience increased market, liquidity, currency, political, informational, and other risks.

Health Care Fund is subject to the risks of investing in the health care sector, including changes in government regulations, dependence on patents and intellectual property rights, expenses and losses from litigation based on product liability and similar claims, industry competition, extensive research and development, marketing, and sales costs, and rapid technological change and potential for product obsolescence. Health Care Fund is also subject to the risks of investing in structured securities. As a result, Health Care Fund is subject to the same risks associated with direct investments in the underlying securities or other instruments they seek to replicate, as well as liquidity risk and the risk that the issuer and/or the counterparty of the structured security may be unable to perform under the terms of the instrument, or may disagree as to the meaning or application of such terms.

International Value Fund is subject to the risks of investing in dividend paying stocks. Dividend paying stocks may be sensitive to changes in market interest rates, and the prices of such stocks may decline as rates rise. There is no guarantee that companies that currently pay dividends will continue to do so. International Value Fund may be subject to the volatility of stocks that have high dividends per share due to recent decreases in their share prices.

Alpha Strategy Fund’s investments are concentrated in the Underlying Funds and, as a result, the Fund’s performance is directly related to their performance and subject to their risks. In addition, the Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with

Notes to Financial Statements (continued)

the value of the underlying asset, rate or index. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Health Care Fund, Focused Large Cap Value Fund and Focused Small Cap Value Fund are subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to a Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which one or more of the Funds may invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to each Fund. High-yield bonds are subject to greater price fluctuations and increased liquidity risk, as well as additional risks.

Focused Growth Fund and Focused Large Cap Value Fund are non-diversified mutual funds under the Act. The value of each Fund’s investments may be more adversely affected by a single economic, political or regulatory event than the value of the investments of a diversified mutual fund.

These factors can affect each Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

		Year Ended		Year Ended
Alpha Strategy Fund	October 31, 2019		October 31, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,936,873	$44,322,451	1,870,033	$52,269,288
Converted from Class B*	–	–	43,607	1,204,943
Converted from Class C**	716,346	17,053,037	1,452,347	41,139,611
Reinvestment of distributions	2,793,742	56,209,490	1,770,521	46,865,694
Shares reacquired	(4,466,691)	(104,513,019)	(3,688,359)	(103,580,190)
Increase	980,270	$13,071,959	1,448,149	$37,899,346

Class B Shares
Shares sold	–	$–	335	$8,176
Reinvestment of distributions	–	–	5,900	134,928
Shares reacquired	–	–	(7,603)	(179,460)
Converted to Class A*	–	–	(50,389)	(1,204,943)
Decrease	–	$–	(51,757)	$(1,241,299)

Class C Shares
Shares sold	648,264	$11,881,327	615,183	$14,476,188
Reinvestment of distributions	999,837	16,617,299	1,082,813	24,309,161
Shares reacquired	(2,128,169)	(41,118,494)	(2,680,058)	(63,371,621)
Converted to Class A**	(870,238)	(17,053,037)	(1,718,813)	(41,139,611)
Decrease	(1,350,306)	$(29,672,905)	(2,700,875)	$(65,725,883)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Alpha Strategy Fund	October 31, 2019		October 31, 2018
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	2,031,440	$47,362,668	1,845,730	$52,097,912
Reinvestment of distributions	958,776	19,415,210	704,033	18,741,346
Shares reacquired	(3,310,986)	(77,171,909)	(3,459,909)	(98,432,682)
Decrease	(320,770)	$(10,394,031)	(910,146)	$(27,593,424)

Class F3 Shares
Shares sold	306,118	$7,490,426	321,691	$9,219,138
Reinvestment of distributions	206,700	4,274,550	138,530	3,752,805
Shares reacquired	(444,819)	(10,871,528)	(402,350)	(11,608,718)
Increase	67,999	$893,448	57,871	$1,363,225

Class I Shares
Shares sold	710,550	$17,555,047	1,177,276	$34,391,878
Reinvestment of distributions	474,059	9,789,326	370,263	10,023,011
Shares reacquired	(649,328)	(15,636,447)	(689,580)	(20,426,393)
Increase	535,281	$11,707,926	857,959	$23,988,496

Class R2 Shares
Shares sold	16,203	$348,739	23,799	$629,259
Reinvestment of distributions	6,506	126,278	4,588	117,371
Shares reacquired	(57,525)	(1,360,572)	(38,879)	(1,047,097)
Decrease	(34,816)	$(885,555)	(10,492)	$(300,467)

Class R3 Shares
Shares sold	133,797	$3,056,487	165,060	$4,547,019
Reinvestment of distributions	187,841	3,664,779	138,073	3,558,134
Shares reacquired	(278,393)	(6,386,647)	(371,972)	(10,212,613)
Increase (decrease)	43,245	$334,619	(68,839)	$(2,107,460)

Class R4 Shares
Shares sold	50,981	$1,190,516	84,744	$2,369,149
Reinvestment of distributions	19,121	383,942	7,976	210,797
Shares reacquired	(47,528)	(1,122,234)	(40,129)	(1,138,335)
Increase	22,574	$452,224	52,591	$1,441,611

Class R5 Shares
Shares sold	10,161	$275,029	1,661	$46,499
Reinvestment of distributions	1,961	40,519	338	9,146
Shares reacquired	(4,044)	(91,221)	(964)	(27,243)
Increase	8,078	$224,327	1,035	$28,402

Class R6 Shares
Shares sold	42,360	$1,025,818	27,495	$797,002
Reinvestment of distributions	8,857	183,260	6,499	176,126
Shares reacquired	(11,481)	(286,551)	(32,164)	(941,732)
Increase	39,736	$922,527	1,830	$31,396

Notes to Financial Statements (continued)

	Period Ended
Focused Growth Fund	October 31, 2019(a)
Class A Shares	Shares	Amount
Shares sold	313,088	$4,982,505
Shares reacquired	(5,247)	(86,577)
Increase	307,841	$4,895,928

Class C Shares
Shares sold	9,893	$150,587
Increase	9,893	$150,587

Class F Shares
Shares sold	65,436	$1,018,838
Shares reacquired	(2,275)	(37,420)
Increase	63,161	$981,418

Class F3 Shares
Shares sold	33,333	$500,000
Increase	33,333	$500,000

Class I Shares
Shares sold	118,709	$1,862,022
Shares reacquired	(24,990)	(414,549)
Increase	93,719	$1,447,473

Class R3 Shares
Shares sold	666.66	$10,000
Increase	666.66	$10,000

Class R4 Shares
Shares sold	666.66	$10,000
Increase	666.66	$10,000

Class R5 Shares
Shares sold	666.67	$10,000
Increase	666.67	$10,000

Class R6 Shares
Shares sold	114,343	$1,820,777
Increase	114,343	$1,820,777

		Period Ended
Focused Large Cap Value Fund	October 31, 2019(b)
Class A Shares	Shares	Amount
Shares sold	34,405	$511,285
Increase	34,405	$511,285

Class C Shares
Shares sold	7,903	$118,476
Shares reacquired	(570)	(8,082)
Increase	7,333	$110,394

Class F Shares
Shares sold	33,333	$500,000
Increase	33,333	$500,000

Notes to Financial Statements (continued)

	Period Ended
Focused Large Cap Value Fund	October 31, 2019(b)
Class F3 Shares	Shares	Amount
Shares sold	33,333	$500,000
Increase	33,333	$500,000

Class I Shares
Shares sold	2,612,058	$38,394,069
Shares reacquired	(22,341)	(332,212)
Increase	2,589,717	$38,061,857

Class R3 Shares
Shares sold	666.67	$10,000
Increase	666.67	$10,000

Class R4 Shares
Shares sold	666.67	$10,000
Increase	666.67	$10,000

Class R5 Shares
Shares sold	666.67	$10,000
Increase	666.67	$10,000

Class R6 Shares
Shares sold	35,008	$525,000
Increase	35,008	$525,000

	Year Ended		Year Ended
Focused Small Cap Value Fund	October 31, 2019		October 31, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	11,847	$281,257	6,838	$210,241
Reinvestment of distributions	37,848	921,231	39,126	1,156,173
Shares reacquired	(41,661)	(1,035,362)	(17,898)	(553,803)
Increase	8,034	$167,126	28,066	$812,611

Class C Shares(c)
Shares sold	365.10	$10,000	–	$–
Increase	365.10	$10,000	–	$–

Class F Shares(c)
Shares sold	365.10	$10,000	–	$–
Increase	365.10	$10,000	–	$–

Class F3 Shares(c)
Shares sold	365.10	$10,000	–	$–
Increase	365.10	$10,000	–	$–

Class I Shares
Shares sold	161,876	$4,447,058	96,839	$3,042,646
Reinvestment of distributions	636,560	16,499,645	676,490	21,099,740
Shares reacquired	(694,231)	(17,750,531)	(339,162)	(10,883,717)
Increase	104,205	$3,196,172	434,167	$13,258,669

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Focused Small Cap Value Fund	October 31, 2019		October 31, 2018
Class R3 Shares(c)	Shares	Amount	Shares	Amount
Shares sold	365.10	$10,000	–	$–
Increase	365.10	$10,000	–	$–

Class R4 Shares(c)
Shares sold	365.10	$10,000	–	$–
Increase	365.10	$10,000	–	$–

Class R5 Shares(c)
Shares sold	365.10	$10,000	–	$–
Increase	365.10	$10,000	–	$–

Class R6 Shares(c)
Shares sold	49,829	$1,318,610	–	$–
Increase	49,829	$1,318,610	–	$–

	Year Ended		Year Ended
Fundamental Equity Fund	October 31, 2019		October 31, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,718,174	$55,165,061	4,647,051	$60,004,778
Converted from Class B*	–	–	260,352	3,410,227
Converted from Class C**	3,683,848	44,448,681	10,076,645	128,599,381
Reinvestment of distributions	10,083,565	115,658,483	13,379,198	166,838,595
Shares reacquired	(27,315,112)	(324,121,133)	(26,205,562)	(340,348,754)
Shares issued in reorganization (See Note 16)	4,361,818	52,385,435	–	–
Increase (decrease)	(4,467,707)	$(56,463,473)	2,157,684	$18,504,227

Class B Shares
Shares sold	–	$–	1,754	$20,340
Reinvestment of distributions	–	–	36,509	415,107
Shares reacquired	–	–	(68,976)	(816,052)
Converted to Class A*	–	–	(285,974)	(3,410,227)
Decrease	–	$–	(316,687)	$(3,790,832)

Class C Shares
Shares sold	870,720	$8,928,523	1,053,621	$12,071,598
Reinvestment of distributions	1,754,685	17,845,137	4,328,315	48,260,717
Shares reacquired	(6,028,943)	(63,103,130)	(8,681,134)	(100,497,860)
Converted to Class A**	(4,170,352)	(44,448,681)	(11,320,838)	(128,599,381)
Shares issued in reorganization (See Note 16)	1,107,914	11,777,130	–	–
Decrease	(6,465,976)	$(69,001,021)	(14,620,036)	$(168,764,926)

Class F Shares
Shares sold	2,235,497	$26,350,493	3,432,610	$43,871,503
Reinvestment of distributions	1,532,614	17,364,522	2,128,336	26,242,388
Shares reacquired	(10,171,607)	(118,364,600)	(9,098,527)	(119,945,927)
Shares issued in reorganization (See Note 16)	1,405,515	16,683,465	–	–
Decrease	(4,997,981)	$(57,966,120)	(3,537,581)	$(49,832,036)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Fundamental Equity Fund	October 31, 2019		October 31, 2018
Class F3 Shares	Shares	Amount	Shares	Amount
Shares sold	179,608	$2,191,371	596,063	$7,822,373
Reinvestment of distributions	153,157	1,772,029	190,922	2,397,983
Shares reacquired	(528,928)	(6,385,071)	(652,230)	(8,547,974)
Shares issued in reorganization (See Note 16)	241,589	2,930,474	–	–
Increase	45,426	$508,803	134,755	$1,672,382

Class I Shares
Shares sold	22,514,073	$280,040,627	3,620,436	$50,326,688
Reinvestment of distributions	674,198	7,773,499	1,427,475	17,886,267
Shares reacquired	(9,822,144)	(118,890,371)	(6,312,018)	(81,527,965)
Shares issued in reorganization (See Note 16)	27,933,427	337,435,793	–	–
Increase (decrease)	41,299,554	$506,359,548	(1,264,107)	$(13,315,010)

Class P Shares
Shares sold	39,457	$460,418	36,041	$463,235
Reinvestment of distributions	40,900	460,530	65,899	807,264
Shares reacquired	(119,152)	(1,397,845)	(162,988)	(2,090,725)
Decrease	(38,795)	$(476,897)	(61,048)	$(820,226)

Class R2 Shares
Shares sold	136,576	$1,594,416	112,829	$1,410,764
Reinvestment of distributions	16,758	188,189	42,300	516,060
Shares reacquired	(160,033)	(1,897,172)	(453,456)	(5,703,198)
Shares issued in reorganization (See Note 16)	43,370	509,602	–	–
Increase (decrease)	36,671	$395,035	(298,327)	$(3,776,374)

Class R3 Shares
Shares sold	685,521	$8,057,902	763,949	$9,743,012
Reinvestment of distributions	863,530	9,723,346	1,355,598	16,619,632
Shares reacquired	(2,982,209)	(35,034,683)	(3,397,269)	(43,619,506)
Shares issued in reorganization (See Note 16)	7,590	89,490	–	–
Decrease	(1,425,568)	$(17,163,945)	(1,277,722)	$(17,256,862)

Class R4 Shares
Shares sold	101,971	$1,217,294	149,144	$1,899,430
Reinvestment of distributions	28,501	324,914	34,315	425,857
Shares reacquired	(150,357)	(1,834,834)	(85,314)	(1,116,779)
Shares issued in reorganization (See Note 16)	1,046	12,488	–	–
Increase (decrease)	(18,839)	$(280,138)	98,145	$1,208,508

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Fundamental Equity Fund	October 31, 2019		October 31, 2018
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	76,473	$912,647	43,091	$565,771
Reinvestment of distributions	6,197	71,449	9,830	123,159
Shares reacquired	(30,030)	(368,002)	(63,722)	(829,097)
Shares issued in reorganization (See Note 16)	1,043	12,604	–	–
Increase (decrease)	53,683	$628,698	(10,801)	$(140,167)

Class R6 Shares
Shares sold	630,249	$7,306,094	1,101,282	$14,550,728
Reinvestment of distributions	88,317	1,022,708	21,668	272,365
Shares reacquired	(487,162)	(6,011,663)	(259,946)	(3,415,264)
Shares issued in reorganization (See Note 16)	168,358	2,043,859	–	–
Increase	399,762	$4,360,998	863,004	$11,407,829

	Year Ended		Year Ended
Global Equity Research Fund	October 31, 2019		October 31, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	53,087	$547,006	143,190	$1,673,698
Converted from Class C**	213	2,344	–	–
Reinvestment of distributions	14,647	143,542	8,216	91,602
Shares reacquired	(45,581)	(495,091)	(9,399)	(109,327)
Increase	22,366	$197,801	142,007	$1,655,973

Class C Shares
Shares sold	11,438	$121,417	36,933	$423,196
Reinvestment of distributions	2,799	27,287	1,631	18,120
Shares reacquired	(27,655)	(302,168)	(3,091)	(35,569)
Converted to Class A**	(214)	(2,344)	–	–
Increase (decrease)	(13,632)	$(155,808)	35,473	$405,747

Class F Shares
Shares sold	77,850	$888,980	7,247	$85,309
Reinvestment of distributions	5,822	57,059	5,924	66,057
Shares reacquired	(2,391)	(27,496)	(4,774)	(56,400)
Increase	81,281	$918,543	8,397	$94,966

Class F3 Shares
Reinvestment of distributions	56	$551	58	$645
Increase	56	$551	58	$645

Class I Shares
Reinvestment of distributions	5,619	$55,069	5,806	$64,739
Increase	5,619	$55,069	5,806	$64,739

Class R2 Shares
Reinvestment of distributions	49	$487	54	$598
Increase	49	$487	54	$598

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Global Equity Research Fund	October 31, 2019		October 31, 2018
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	3,162	$34,863	14,043	$156,652
Reinvestment of distributions	824	8,046	54	608
Shares reacquired	(1,598)	(16,908)	–	–
Increase	2,388	$26,001	14,097	$157,260

Class R4 Shares
Reinvestment of distributions	54	$531	57	$635
Increase	54	$531	57	$635

Class R5 Shares
Reinvestment of distributions	58	$562	59.24	$661
Increase	58	$562	59.24	$661

Class R6 Shares
Shares sold	56,579	$612,293	36,639	$425,343
Reinvestment of distributions	–	–	59	662
Shares reacquired	(18,445)	(202,934)	(16,120)	(190,762)
Increase	38,134	$409,359	20,578	$235,243

	Year Ended		Period Ended
Global Select Equity Fund	October 31, 2019		October 31, 2018(d)
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,315	$19,072	33,534	$505,944
Reinvestment of distributions	190	2,512	–	–
Shares reacquired	–	4	–	–
Increase	1,505	$21,588	33,534	$505,944

Class C Shares
Shares sold	2,362	$34,570	7,333	$110,000
Reinvestment of distributions	13	178	–	–
Increase	2,375	$34,748	7,333	$110,000

Class F Shares
Shares sold	–	$–	33,333	$500,000
Reinvestment of distributions	201	2,643	–	–
Increase	201	$2,643	33,333	$500,000

Class F3 Shares
Shares sold	–	$–	33,333	$500,000
Reinvestment of distributions	230	3,023	–	–
Increase	230	$3,023	33,333	$500,000

Class I Shares
Shares sold	–	$–	7,333	$110,000
Reinvestment of distributions	47	627	–	–
Increase	47	$627	7,333	$110,000

Class R3 Shares
Shares sold	–	$–	667	$10,000
Reinvestment of distributions	2	36	–	–
Increase	2	$36	667	$10,000

Notes to Financial Statements (continued)

		Year Ended	Period Ended
Global Select Equity Fund	October 31, 2019		October 31, 2018(d)
Class R4 Shares	Shares	Amount	Shares	Amount
Shares sold	–	$–	667	$10,000
Reinvestment of distributions	3	47	–	–
Increase	3	$47	667	$10,000

Class R5 Shares
Shares sold	–	$–	667	$10,000
Reinvestment of distributions	4	57	–	–
Increase	4	$57	667	$10,000

Class R6 Shares
Shares sold	19,629	$275,341	33,333	$500,000
Reinvestment of distributions	229	3,023	–	–
Shares reacquired	(1,352)	(20,000)	–	–
Increase	18,506	$258,364	33,333	$500,000

	Year Ended		Year Ended
Growth Leaders Fund	October 31, 2019		October 31, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	9,574,121	$260,894,777	9,604,490	$295,802,345
Converted from Class B*	–	–	14,514	424,927
Converted from Class C**	450,402	12,611,775	528,427	16,400,646
Reinvestment of distributions	5,703,953	131,362,113	1,584,050	44,179,019
Shares reacquired	(10,904,698)	(291,740,042)	(7,568,897)	(228,881,490)
Increase	4,823,778	$113,128,623	4,162,584	$127,925,447

Class B Shares
Shares sold	–	$–	1,178	$33,058
Reinvestment of distributions	–	–	1,308	35,078
Shares reacquired	–	–	(8,242)	(228,900)
Converted to Class A*	–	–	(15,117)	(424,927)
Decrease	–	$–	(20,873)	$(585,691)

Class C Shares
Shares sold	4,874,829	$120,614,002	5,460,620	$159,429,794
Reinvestment of distributions	4,194,598	90,016,077	1,183,828	31,383,285
Shares reacquired	(5,890,335)	(145,940,340)	(3,859,343)	(110,771,847)
Converted to Class A**	(485,536)	(12,611,775)	(558,086)	(16,400,646)
Increase	2,693,556	$52,077,964	2,227,019	$63,640,586

Class F Shares
Shares sold	17,961,047	$493,296,464	17,501,695	$549,574,276
Reinvestment of distributions	7,214,078	168,809,431	1,835,770	51,750,348
Shares reacquired	(19,155,816)	(517,175,665)	(13,487,003)	(408,607,021)
Increase	6,019,309	$144,930,230	5,850,462	$192,717,603

Class F3 Shares
Shares sold	1,460,074	$41,997,664	976,867	$31,289,449
Reinvestment of distributions	297,904	7,036,481	42,489	1,206,691
Shares reacquired	(688,380)	(19,372,905)	(201,574)	(6,370,544)
Increase	1,069,598	$29,661,240	817,782	$26,125,596

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Growth Leaders Fund	October 31, 2019		October 31, 2018
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	4,186,429	$118,557,567	23,029,220	$685,229,877
Reinvestment of distributions	4,452,801	104,818,928	1,584,374	44,901,163
Shares reacquired	(14,025,170)	(393,625,778)	(11,818,081)	(374,339,282)
Increase (decrease)	(5,385,940)	$(170,249,283)	12,795,513	$355,791,758

Class R2 Shares
Shares sold	21,383	$552,400	23,515	$698,985
Reinvestment of distributions	3,881	88,243	914	25,321
Shares reacquired	(29,433)	(799,202)	(41,293)	(1,239,222)
Decrease	(4,169)	$(158,559)	(16,864)	$(514,916)

Class R3 Shares
Shares sold	79,419	$2,148,140	127,072	$3,830,565
Reinvestment of distributions	105,069	2,381,915	30,768	848,878
Shares reacquired	(216,716)	(5,723,924)	(103,562)	(3,078,176)
Increase (decrease)	(32,228)	$(1,193,869)	54,278	$1,601,267

Class R4 Shares
Shares sold	86,092	$2,250,949	136,733	$4,073,936
Reinvestment of distributions	14,565	335,582	2,934	81,852
Shares reacquired	(84,758)	(2,346,240)	(89,092)	(2,726,520)
Increase	15,899	$240,291	50,575	$1,429,268

Class R5 Shares
Shares sold	129,982	$3,744,733	101,558	$3,223,727
Reinvestment of distributions	56,291	1,325,659	12,681	359,518
Shares reacquired	(150,726)	(4,168,242)	(28,772)	(921,677)
Increase	35,547	$902,150	85,467	$2,661,568

Class R6 Shares
Shares sold	575,215	$15,789,971	265,609	$8,153,873
Reinvestment of distributions	73,296	1,731,263	16,015	454,826
Shares reacquired	(236,259)	(6,656,765)	(148,018)	(4,536,930)
Increase	412,252	$10,864,469	133,606	$4,071,769

Class T Shares(e)
Reinvestment of distributions	–	$–	24	$676
Shares reacquired	–	–	(394)	(12,866)
Decrease	–	$–	(370)	$(12,190)

	Period Ended
Health Care Fund	October 31, 2019(b)
Class A Shares	Shares	Amount
Shares sold	62,564	$927,336
Increase	62,564	$927,336

Class C Shares
Shares sold	8,941	$132,309
Increase	8,941	$132,309

Notes to Financial Statements (continued)

	Period Ended
Health Care Fund	October 31, 2019(b)
Class F Shares	Shares	Amount
Shares sold	33,333	$500,000
Increase	33,333	$500,000

Class F3 Shares
Shares sold	33,333	$500,000
Increase	33,333	$500,000

Class I Shares
Shares sold	7,333	$110,000
Increase	7,333	$110,000

Class R3 Shares
Shares sold	666.67	$10,000
Increase	666.67	$10,000

Class R4 Shares
Shares sold	666.67	$10,000
Increase	666.67	$10,000

Class R5 Shares
Shares sold	666.67	$10,000
Increase	666.67	$10,000

Class R6 Shares
Shares sold	33,377	$500,613
Increase	33,377	$500,613

	Year Ended		Year Ended
International Equity Fund	October 31, 2019		October 31, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	767,237	$9,361,078	1,236,145	$17,460,912
Converted from Class B*	–	–	48,794	708,117
Converted from Class C**	56,367	712,132	573,667	8,054,696
Reinvestment of distributions	332,029	3,801,727	326,032	4,564,449
Shares reacquired	(3,571,725)	(44,065,459)	(3,361,131)	(47,062,367)
Decrease	(2,416,092)	$(30,190,522)	(1,176,493)	$(16,274,193)

Class B Shares
Shares sold	–	$–	1,415	$20,866
Shares reacquired	–	–	(12,140)	(177,854)
Converted to Class A*	–	–	(48,468)	(708,117)
Decrease	–	$–	(59,193)	$(865,105)

Class C Shares
Shares sold	64,962	$787,135	163,874	$2,286,258
Reinvestment of distributions	9,329	106,626	22,275	309,851
Shares reacquired	(270,455)	(3,316,716)	(385,674)	(5,369,261)
Converted to Class A**	(56,744)	(712,132)	(579,462)	(8,054,696)
Decrease	(252,908)	$(3,135,087)	(778,987)	$(10,827,848)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
International Equity Fund	October 31, 2019		October 31, 2018
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	216,036	$2,660,956	1,535,804	$22,336,524
Reinvestment of distributions	110,757	1,260,411	92,251	1,283,206
Shares reacquired	(1,426,548)	(17,554,903)	(1,340,813)	(18,704,273)
Increase (decrease)	(1,099,755)	$(13,633,536)	287,242	$4,915,457

Class F3 Shares(a)
Shares sold	40,455	$507,547	161,656	$2,292,383
Reinvestment of distributions	9,709	112,239	9,219	130,173
Shares reacquired	(123,719)	(1,546,723)	(168,705)	(2,378,544)
Increase (decrease)	(73,555)	$(926,937)	2,170	$44,012

Class I Shares
Shares sold	553,797	$6,945,062	8,499,390	$127,977,355
Reinvestment of distributions	549,976	6,346,721	436,381	6,152,969
Shares reacquired	(8,753,899)	(110,005,402)	(6,970,359)	(100,322,507)
Increase (decrease)	(7,650,126)	$(96,713,619)	1,965,412	$33,807,817

Class P Shares
Shares sold	66	$825	102	$1,431
Reinvestment of distributions	62	706	114	1,601
Shares reacquired	(188)	(2,350)	(3,295)	(46,733)
Decrease	(60)	$(819)	(3,079)	$(43,701)

Class R2 Shares
Shares sold	8,518	$106,300	6,083	$84,461
Reinvestment of distributions	185	2,126	202	2,823
Shares reacquired	(5,347)	(67,134)	(23,757)	(335,911)
Increase (decrease)	3,356	$41,292	(17,472)	$(248,627)

Class R3 Shares
Shares sold	98,258	$1,192,235	132,585	$1,824,124
Reinvestment of distributions	13,788	155,667	15,836	218,531
Shares reacquired	(304,335)	(3,711,897)	(314,534)	(4,429,590)
Decrease	(192,289)	$(2,363,995)	(166,113)	$(2,386,935)

Class R4 Shares
Shares sold	29,206	$360,320	50,212	$696,967
Reinvestment of distributions	1,800	20,518	932	13,007
Shares reacquired	(19,307)	(236,550)	(14,435)	(196,042)
Increase	11,699	$144,288	36,709	$513,932

Class R5 Shares
Shares sold	861	$10,950	699	$9,810
Reinvestment of distributions	140	1,612	112	1,577
Shares reacquired	(509)	(6,415)	(176)	(2,338)
Increase	492	$6,147	635	$9,049

Class R6 Shares
Shares sold	13,196	$155,346	13,520	$195,477
Reinvestment of distributions	186	2,148	291	4,104
Shares reacquired	(43,449)	(555,033)	(13,130)	(178,874)
Increase (decrease)	(30,067)	$(397,539)	681	$20,707

Notes to Financial Statements (continued)

		Year Ended		Year Ended
International Opportunities Fund	October 31, 2019		October 31, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	773,410	$11,705,432	3,791,816	$78,046,760
Converted from Class B*	–	–	14,113	294,987
Converted from Class C**	38,705	601,117	255,740	5,121,679
Reinvestment of distributions	1,093,179	15,282,642	390,077	7,852,262
Shares reacquired	(4,262,836)	(65,159,953)	(3,327,355)	(65,449,930)
Increase (decrease)	(2,357,542)	$(37,570,762)	1,124,391	$25,865,758

Class B Shares
Shares sold	–	$–	295	$5,868
Reinvestment of distributions	–	–	624	11,927
Shares reacquired	–	–	(6,247)	(121,064)
Converted to Class A*	–	–	(14,902)	(294,987)
Decrease	–	$–	(20,230)	$(398,256)

Class C Shares
Shares sold	171,903	$2,372,915	1,123,770	$21,751,536
Reinvestment of distributions	230,489	2,991,751	87,788	1,648,650
Shares reacquired	(1,011,279)	(14,347,970)	(793,632)	(14,350,152)
Converted to Class A**	(41,834)	(601,117)	(274,948)	(5,121,679)
Increase (decrease)	(650,721)	$(9,584,421)	142,978	$3,928,355

Class F Shares
Shares sold	3,127,784	$46,668,008	10,262,873	$208,273,834
Reinvestment of distributions	931,165	12,868,695	439,896	8,771,526
Shares reacquired	(10,678,693)	(163,231,093)	(11,105,692)	(217,392,617)
Decrease	(6,619,744)	$(103,694,390)	(402,923)	$(347,257)

Class F3 Shares
Shares sold	256,576	$4,086,577	770,433	$16,207,528
Reinvestment of distributions	156,610	2,259,887	41,820	866,530
Shares reacquired	(533,032)	(8,479,003)	(379,588)	(7,704,620)
Increase (decrease)	(119,846)	$(2,132,539)	432,665	$9,369,438

Class I Shares
Shares sold	1,468,815	$23,403,291	4,298,679	$90,677,405
Reinvestment of distributions	1,638,684	23,564,274	598,426	12,363,488
Shares reacquired	(3,315,166)	(52,601,168)	(2,909,221)	(59,191,315)
Increase (decrease)	(207,667)	$(5,633,603)	1,987,884	$43,849,578

Class P Shares
Shares sold	498	$7,839	528	$10,849
Reinvestment of distributions	776	11,144	448	9,228
Shares reacquired	(3,099)	(50,736)	(4,042)	(80,087)
Decrease	(1,825)	$(31,753)	(3,066)	$(60,010)

Class R2 Shares
Shares sold	74,942	$1,138,054	121,668	$2,445,272
Reinvestment of distributions	21,672	298,204	6,326	125,439
Shares reacquired	(95,660)	(1,451,607)	(172,548)	(3,418,345)
Increase (decrease)	954	$(15,349)	(44,554)	$(847,634)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
International Opportunities Fund	October 31, 2019		October 31, 2018
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	381,954	$5,669,574	2,093,925	$40,798,328
Reinvestment of distributions	268,932	3,678,988	21,383	423,380
Shares reacquired	(1,558,908)	(23,275,731)	(436,082)	(8,287,064)
Increase (decrease)	(908,022)	$(13,927,169)	1,679,226	$32,934,644

Class R4 Shares
Shares sold	210,639	$3,269,594	243,368	$4,928,799
Reinvestment of distributions	24,276	337,923	6,950	139,483
Shares reacquired	(174,290)	(2,752,340)	(76,619)	(1,531,592)
Increase	60,625	$855,177	173,699	$3,536,690

Class R5 Shares
Shares sold	318,352	$4,896,019	2,274,993	$46,858,730
Reinvestment of distributions	270,315	3,884,423	8,890	183,658
Shares reacquired	(1,799,660)	(28,372,327)	(188,683)	(3,644,178)
Increase (decrease)	(1,210,993)	$(19,591,885)	2,095,200	$43,398,210

Class R6 Shares
Shares sold	1,165,326	$18,507,105	1,560,179	$31,251,967
Reinvestment of distributions	224,744	3,243,056	23,015	476,864
Shares reacquired	(1,361,388)	(21,573,085)	(412,178)	(8,383,651)
Increase	28,682	$177,076	1,171,016	$23,345,180

	Year Ended		Year Ended
International Value Fund	October 31, 2019		October 31, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,801,220	$25,543,177	5,207,847	$40,176,113
Converted from Class C**	399,257	2,749,743	158,472	1,206,675
Reinvestment of distributions	1,174,724	7,982,832	1,376,292	10,224,043
Shares reacquired	(11,762,268)	(79,261,194)	(11,758,106)	(89,149,348)
Decrease	(6,387,067)	$(42,985,442)	(5,015,495)	$(37,542,517)

Class C Shares
Shares sold	156,977	$1,052,086	418,896	$3,229,121
Reinvestment of distributions	112,990	766,245	162,624	1,193,240
Shares reacquired	(2,080,259)	(13,904,624)	(2,606,242)	(19,600,669)
Converted to Class A**	(402,931)	(2,749,743)	(159,939)	(1,206,675)
Decrease	(2,213,223)	$(14,836,036)	(2,184,661)	$(16,384,983)

Class F Shares
Shares sold	2,762,728	$18,744,587	2,138,303	$16,378,487
Reinvestment of distributions	164,638	1,121,397	239,902	1,790,236
Shares reacquired	(5,543,501)	(37,378,303)	(6,809,285)	(51,614,968)
Decrease	(2,616,135)	$(17,512,319)	(4,431,080)	$(33,446,245)

Class F3 Shares
Shares sold	818,922	$5,549,050	1,551,046	$11,990,602
Reinvestment of distributions	123,243	841,245	132,679	990,336
Shares reacquired	(1,391,262)	(9,491,928)	(1,255,570)	(9,544,659)
Increase (decrease)	(449,097)	$(3,101,633)	428,155	$3,436,279

Notes to Financial Statements (continued)

		Year Ended		Year Ended
International Value Fund	October 31, 2019		October 31, 2018
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	2,593,354	$17,570,912	7,964,216	$63,667,743
Reinvestment of distributions	1,169,360	7,984,324	1,600,547	11,997,358
Shares reacquired	(18,398,216)	(124,903,980)	(25,061,163)	(202,326,313)
Decrease	(14,635,502)	$(99,348,744)	(15,496,400)	$(126,661,212)

Class R2 Shares
Shares sold	19,777	$136,968	17,407	$135,670
Reinvestment of distributions	75	523	100	755
Shares reacquired	(10,637)	(73,753)	(39,807)	(313,246)
Increase (decrease)	9,215	$63,738	(22,300)	$(176,821)

Class R3 Shares
Shares sold	115,300	$783,081	154,895	$1,203,207
Reinvestment of distributions	29,117	200,440	33,656	252,602
Shares reacquired	(294,971)	(2,025,828)	(713,870)	(5,585,575)
Decrease	(150,554)	$(1,042,307)	(525,319)	$(4,129,766)

Class R4 Shares
Shares sold	1,440	$9,542	5,059	$38,604
Reinvestment of distributions	160	1,084	138	1,016
Shares reacquired	(2,401)	(16,297)	(4,177)	(32,990)
Increase (decrease)	(801)	$(5,671)	1,020	$6,630

Class R5 Shares
Shares sold	258	$1,756	–	$–
Reinvestment of distributions	54	367	46	350
Shares reacquired	(264)	(1,831)	–	–
Increase	48	$292	46	$350

Class R6 Shares
Shares sold	15,922	$108,706	14,505	$113,409
Reinvestment of distributions	78	532	120	895
Shares reacquired	(61,084)	(413,122)	(45,515)	(336,794)
Decrease	(45,084)	$(303,884)	(30,890)	$(222,490)

	Year Ended		Year Ended
Value Opportunities Fund	October 31, 2019		October 31, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,752,897	$66,187,933	5,097,314	$103,331,408
Converted from Class B*	–	–	67,035	1,347,953
Converted from Class C**	1,149,150	20,901,483	2,309,581	46,502,865
Reinvestment of distributions	4,554,701	78,887,425	2,967,656	58,136,378
Shares reacquired	(15,125,658)	(266,938,327)	(12,556,805)	(253,996,568)
Decrease	(5,668,910)	$(100,961,486)	(2,115,219)	$(44,677,964)

Class B Shares
Shares sold	–	$–	618	$11,142
Reinvestment of distributions	–	–	7,051	123,527
Shares reacquired	–	–	(45,376)	(803,504)
Converted to Class A*	–	–	(75,049)	(1,347,953)
Decrease	–	$–	(112,756)	$(2,016,788)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Value Opportunities Fund	October 31, 2019		October 31, 2018
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	529,849	$8,095,824	1,046,741	$18,930,616
Reinvestment of distributions	1,402,722	21,307,340	1,189,807	20,845,426
Shares reacquired	(4,878,778)	(75,020,977)	(4,503,818)	(81,220,548)
Converted to Class A**	(1,317,261)	(20,901,483)	(2,590,713)	(46,502,865)
Decrease	(4,263,468)	$(66,519,296)	(4,857,983)	$(87,947,371)

Class F Shares
Shares sold	2,313,077	$41,740,454	4,663,703	$96,211,632
Reinvestment of distributions	1,639,657	29,021,931	1,192,507	23,814,365
Shares reacquired	(12,529,094)	(225,857,303)	(24,372,019)	(509,258,137)
Decrease	(8,576,360)	$(155,094,918)	(18,515,809)	$(389,232,140)

Class F3 Shares
Shares sold	2,330,846	$43,518,039	5,167,347	$108,712,513
Reinvestment of distributions	1,620,065	29,371,776	943,618	19,249,817
Shares reacquired	(6,859,383)	(128,738,522)	(4,428,548)	(93,938,954)
Increase (decrease)	(2,908,472)	$(55,848,707)	1,682,417	$34,023,376

Class I Shares
Shares sold	961,893	$17,806,754	18,713,045	$399,345,664
Reinvestment of distributions	2,179,337	39,337,041	2,101,916	42,731,941
Shares reacquired	(10,309,720)	(191,202,476)	(17,000,755)	(356,733,506)
Increase (decrease)	(7,168,490)	$(134,058,681)	3,814,206	$85,344,099

Class P Shares
Shares sold	92,438	$1,619,819	127,397	$2,536,477
Reinvestment of distributions	137,034	2,324,097	103,983	2,001,669
Shares reacquired	(347,892)	(6,125,288)	(542,476)	(10,876,660)
Decrease	(118,420)	$(2,181,372)	(311,096)	$(6,338,514)

Class R2 Shares
Shares sold	110,386	$1,880,618	93,017	$1,794,588
Reinvestment of distributions	32,716	541,780	20,114	379,155
Shares reacquired	(169,877)	(2,869,687)	(172,086)	(3,350,406)
Decrease	(26,775)	$(447,289)	(58,955)	$(1,176,663)

Class R3 Shares
Shares sold	513,819	$8,806,383	1,009,089	$19,338,047
Reinvestment of distributions	426,709	7,151,641	283,687	5,401,401
Shares reacquired	(1,870,901)	(32,453,823)	(1,574,267)	(30,893,450)
Decrease	(930,373)	$(16,495,799)	(281,491)	$(6,154,002)

Class R4 Shares
Shares sold	254,756	$4,545,894	369,737	$7,537,452
Reinvestment of distributions	259,988	4,497,790	184,222	3,603,380
Shares reacquired	(949,223)	(16,963,873)	(832,606)	(16,853,380)
Decrease	(434,479)	$(7,920,189)	(278,647)	$(5,712,548)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Value Opportunities Fund	October 31, 2019		October 31, 2018
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	65,981	$1,178,244	72,934	$1,524,533
Reinvestment of distributions	9,247	166,992	14,881	302,820
Shares reacquired	(36,590)	(676,241)	(229,612)	(4,802,800)
Increase (decrease)	38,638	$668,995	(141,797)	$(2,975,447)

Class R6 Shares
Shares sold	766,687	$13,913,406	1,138,616	$23,873,695
Reinvestment of distributions	400,545	7,257,877	283,349	5,780,327
Shares reacquired	(3,717,129)	(69,502,811)	(1,630,871)	(34,274,379)
Decrease	(2,549,897)	$(48,331,528)	(208,906)	$(4,620,357)

Class T Shares(e)
Reinvestment of distributions	–	$–	33	$637
Shares reacquired	–	–	(532)	(10,999)
Decrease	–	$–	(499)	$(10,362)

*	Automatic conversion of Class B shares occurred on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Class B shares were closed on April 25, 2018.
**	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the tenth anniversary of the day on which the purchase order was accepted.
(a)	Commenced on January 30, 2019.
(b)	Commenced on July 26, 2019.
(c)	Commenced on June 28, 2019.
(d)	Commenced on July 30, 2018.
(e)	Closed on July 24, 2018.

16.	REORGANIZATION

As of the close of business on February 22, 2019, Fundamental Equity Fund acquired the net assets of Calibrated Large Cap Value Fund, pursuant to a plan of reorganization approved by Calibrated Large Cap Value Fund’s shareholders on October 31 2018. The reorganization permitted Calibrated Large Cap Value Fund shareholders to pursue a substantially similar investment goal, but as part of a larger fund with a lower expense ratio. The acquisition was accomplished by a tax-free exchange whereby holders of shares of Fundamental Equity Fund outstanding on February 22, 2019 received shares valued at $423,880,340 of Calibrated Large Cap Value Fund. Calibrated Large Cap Value Fund’s net assets at the date of acquisition, including $27,535,730 of net unrealized appreciation, $(49,933) of net investment losses and $(12,013,950) of accumulated net realized losses, were combined with those of Fundamental Equity Fund. The cost basis of securities received from Calibrated Large Cap Value Fund was carried forward.

The total net assets of Calibrated Large Cap Value Fund immediately before the transfer were $423,880,340. Total net assets of Fundamental Equity Fund immediately before the transfer were $2,053,211,685. Total net assets of Fundamental Equity Fund immediately after the transfer were $2,477,092,025.

Notes to Financial Statements (concluded)

The following table illustrates share conversion ratios and dollar amounts of the reorganization on February 22, 2019:

	Calibrated Large		Fundamental	Fundamental
	Cap Value Fund	Conversion	Equity Fund	Equity Fund
Class	Shares	Ratio	Shares	Amount
A	2,635,997	1.654713	4,361,818	$52,385,435
C	602,069	1.840179	1,107,914	11,777,130
F	837,536	1.678155	1,405,515	16,683,465
F3	147,215	1.641063	241,589	2,930,474
I	16,963,051	1.646722	27,933,427	337,435,793
R2	25,481	1.702043	43,370	509,602
R3	4,531	1.675276	7,590	89,490
R4	630	1.659422	1,046	12,488
R5	634	1.644442	1,043	12,604
R6	102,702	1.639275	168,358	2,043,859

Had the acquisition been completed on November 1, 2018, the beginning of Fundamental Equity Fund’s 2018 fiscal year, the Fund’s condensed pro-forma results of operations for the fiscal year ended October 31, 2019 would be as follows:

Net investment income: $41,411,957

Net realized and unrealized gain on investments: $134,745,038

Net realized and unrealized loss on futures contracts $(137,890)

Net increase in net assets resulting from operations: $176,019,105

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed. Revenue and earnings of Calibrated Large Cap Value Fund’s portfolio holdings have been included in Fundamental Equity Fund’s Statement of Operations since the date of acquisition.

17.	SUBSEQUENT EVENT

On November 14, 2019, the Board approved a plan of liquidation (the “Plan”) pursuant to which the Global Select Equity Fund will be liquidated and dissolved. It is currently anticipated that the liquidation and dissolution of the Fund will be completed on or around January 10, 2020 (the “Liquidation Date”). Any Fund shares outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. The proceeds of any such redemption will be equal to the NAV of such shares after dividend distributions required to eliminate any Fund-level taxes are made and the Fund’s expenses and liabilities have been paid or otherwise provided for as directed by the Plan.

At any time before the Liquidation Date, shareholders may redeem their Fund shares at the NAV of such shares pursuant to the procedures set forth under “Purchases and Redemptions” in the prospectus.

In connection with the liquidation of the Fund, the Fund will stop accepting purchase orders or exchange requests as soon as practicable.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Securities Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Alpha Strategy Fund, Lord Abbett Focused Growth Fund, Lord Abbett Focused Large Cap Value Fund, Lord Abbett Focused Small Cap Value Fund (formerly known as Lord Abbett Micro-Cap Value Fund), Lord Abbett Fundamental Equity Fund, Lord Abbett Global Equity Research Fund, Lord Abbett Global Select Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett Health Care Fund, Lord Abbett International Equity Fund, Lord Abbett International Opportunities Fund, Lord Abbett International Value Fund, and Lord Abbett Value Opportunities Fund, thirteen of the funds constituting the Lord Abbett Securities Trust (the “Trust”), as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Trust, except Lord Abbett Global Equity Research Fund, Lord Abbett Global Select Equity Fund, Lord Abbett Focused Growth Fund, Lord Abbett Focused Large Cap Value Fund, Lord Abbett Health Care Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Lord Abbett Securities Trust as of October 31, 2019, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Constituting the Lord Abbett Securities Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Lord Abbett Global Equity Research Fund	For the year ended October 31, 2019	For the years ended October 31, 2019 and 2018	For the years ended October 31, 2019 and 2018, and the period from January 17, 2017 (commencement of operations) through October 31, 2017
Lord Abbett Global Select Equity Fund	For the year ended October 31, 2019	For the year ended October 31, 2019, and the period from July 30, 2018 (commencement of operations) through October 31, 2018
Lord Abbett Focused Growth Fund	For the period from January 30, 2019 (commencement of operations) through October 31, 2019
Lord Abbett Focused Large Cap Value Fund	For the period from July 26, 2019 (commencement of operations) through October 31, 2019
Lord Abbett Health Care Fund	For the period from July 26, 2019 (commencement of operations) through October 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public

Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
December 20, 2019

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of each Fund was held on August 26, 2019. The joint special meeting was held for the purpose of electing members of each Fund’s Board of Trustees. Shareholders elected the following ten (10) Trustees at the joint special meeting:

•	Eric C. Fast
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Kathleen M. Lutito
•	James M. McTaggart
•	Charles O. Prince
•	Karla M. Rabusch
•	Mark A. Schmid
•	Douglas B. Sieg
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Securities Trust

Nominee Votes	Votes For	Votes Withheld
Eric C. Fast	562,110,844.088	15,506,074.713
Evelyn E. Guernsey	561,779,464.301	15,837,454.500
Julie A. Hill	561,179,824.107	16,437,094.694
Kathleen M. Lutito	562,122,948.869	15,493,969.932
James M. McTaggart	562,745,869.219	14,871,049.582
Charles O. Prince	560,378,871.499	17,238,047.302
Karla M. Rabusch	561,661,248.010	15,955,670.791
Mark A. Schmid	563,805,395.730	13,811,523.071
Douglas B. Sieg	563,439,560.666	14,177,358.135
James L.L. Tullis	561,744,536.935	15,872,381.866

Investments in Underlying Funds (unaudited)

Alpha Strategy Fund invests in Underlying Funds managed by Lord Abbett. As of October 31, 2019, Alpha Strategy Fund’s long-term investments were allocated among the Underlying Funds as follows:

Underlying Fund Name	% of Investments
Lord Abbett Developing Growth Fund, Inc.-Class I	18.99%
Lord Abbett Research Fund, Inc.-Small Cap Value Fund-Class I	20.25%
Lord Abbett Securities Trust-Focused Small Cap Value Fund-Class I	10.30%
Lord Abbett Securities Trust-International Opportunities Fund-Class I	20.49%
Lord Abbett Securities Trust-Micro-Cap Growth Fund-Class I	9.58%
Lord Abbett Securities Trust-Value Opportunities Fund-Class I	20.31%

The Ten Largest Holdings and the Holdings by Sector, as of October 31, 2019, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Underlying Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-PORT as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888–522–2388.

Lord Abbett Developing Growth Fund, Inc.

Ten Largest Holdings	% of Investments
Generac Holdings, Inc.	3.16%
Inphi Corp.	2.28%
YETI Holdings, Inc.	2.22%
Repligen Corp.	2.18%
Inspire Medical Systems, Inc.	1.93%
Roku, Inc.	1.88%
RealReal, Inc. (The)	1.85%
Bright Horizons Family Solutions, Inc.	1.85%
Tandem Diabetes Care, Inc.	1.83%
Coherus Biosciences, Inc.	1.73%

Holdings by Sector*	% of Investments
Communication Services	2.54%
Consumer Discretionary	17.53%
Consumer Staples	4.35%
Financials	3.92%
Health Care	29.08%
Industrials	12.96%
Information Technology	26.24%
Repurchase Agreement	3.38%
Total	100.00%

*	A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Focused Small Cap Value Fund

Ten Largest Holdings	% of Investments
Urban Outfitters, Inc.	2.92%
Comfort Systems USA, Inc.	2.82%
Natus Medical, Inc.	2.66%
Masonite International Corp.	2.62%
Malibu Boats, Inc. Class A	2.46%
Plantronics, Inc.	2.43%
Lundin Mining Corp.	2.41%
Arcosa, Inc.	2.37%
Steelcase, Inc. Class A	2.35%
EMCOR Group, Inc.	2.32%

Holdings by Sector*	% of Investments
Communication Services	3.52%
Consumer Discretionary	16.59%
Consumer Staples	2.26%
Energy	5.83%
Financials	27.48%
Health Care	4.43%
Industrials	22.08%
Information Technology	9.66%
Materials	5.24%
Real Estate	2.91%
Total	100.00%

*	A sector may comprise several industries.

International Opportunities Fund

Ten Largest Holdings	% of Investments
Azbil Corp.	2.14%
SHO-BOND Holdings Co., Ltd.	1.99%
VinaCapital Vietnam Opportunity Fund Ltd.	1.91%
Britvic plc	1.87%
NS Solutions Corp.	1.85%
Anima Holding SpA	1.80%
VanEck Vectors Junior Gold Miners	1.79%
CAE, Inc.	1.74%
Ebro Foods SA	1.74%
Kenedix, Inc.	1.73%

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Communication Services	5.82%
Consumer Discretionary	10.34%
Consumer Staples	9.30%
Financials	16.80%
Health Care	6.75%
Industrials	17.66%
Information Technology	11.47%
Materials	7.60%
Real Estate	8.18%
Utilities	3.02%
Repurchase Agreement	3.06%
Total	100.00%

*	A sector may comprise several industries.

Micro Cap Growth Fund

Ten Largest Holdings	% of Investments
Kornit Digital Ltd.	2.67%
Comtech Telecommunications Corp.	2.66%
Eidos Therapeutics, Inc.	2.61%
Inspire Medical Systems, Inc.	2.27%
Deciphera Pharmaceuticals, Inc.	2.22%
LGI Homes, Inc.	2.06%
Endava plc ADR	2.05%
Federal Signal Corp.	2.05%
Napco Security Technologies, Inc.	2.02%
OSI Systems, Inc.	2.01%

Holdings by Sector*	% of Investments
Communication Services	2.09%
Consumer Discretionary	11.02%
Consumer Staples	4.06%
Energy	0.45%
Financials	5.51%
Health Care	36.01%
Industrials	11.60%
Information Technology	25.72%
Real Estate	1.43%
Repurchase Agreement	2.11%
Total	100.00%

*	A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Research Fund, Inc.—Small Cap Value Fund

Ten Largest Holdings	% of Investments
Portland General Electric Co.	2.01%
EMCOR Group, Inc.	1.94%
First Industrial Realty Trust, Inc.	1.91%
NorthWestern Corp.	1.88%
LCI Industries	1.86%
TCF Financial Corp.	1.84%
Alamo Group, Inc.	1.83%
Urban Outfitters, Inc.	1.83%
Bank of Hawaii Corp.	1.81%
Columbus McKinnon Corp.	1.77%

Holdings by Sector*	% of Investments
Communication Services	2.19%
Consumer Discretionary	10.24%
Consumer Staples	1.55%
Energy	5.02%
Financials	29.04%
Health Care	3.82%
Industrials	18.24%
Information Technology	7.89%
Materials	6.03%
Real Estate	8.92%
Utilities	6.64%
Repurchase Agreement	0.42%
Total	100.00%

*	A sector may comprise several industries.

Value Opportunities Fund

Ten Largest Holdings	% of Investments
Alexandria Real Estate Equities, Inc.	2.21%
FLIR Systems, Inc.	2.16%
Entegris, Inc.	2.10%
Reliance Steel & Aluminum Co.	2.07%
Teledyne Technologies, Inc.	2.05%
Burlington Stores, Inc.	1.99%
Valvoline, Inc.	1.88%
Booz Allen Hamilton Holding Corp.	1.87%
Axis Capital Holdings Ltd.	1.85%
Avery Dennison Corp.	1.80%

Investments in Underlying Funds (unaudited)(concluded)

Holdings by Sector*	% of Investments
Communication Services	1.21%
Consumer Discretionary	11.52%
Consumer Staples	1.16%
Energy	1.99%
Financials	18.09%
Health Care	13.26%
Industrials	18.27%
Information Technology	17.27%
Materials	5.74%
Real Estate	5.47%
Utilities	5.92%
Repurchase Agreement	0.10%
Total	100.00%

*	A sector may comprise several industries.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is each Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustees

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Trust as defined in the Act. Mr. Sieg is director/trustee of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Trustee since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Trustee since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Trustee since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc.

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Trustee since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Trustee since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors–FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine, Inc. (since 2018), and electroCore, Inc. (since 2018).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Fund Treasury and Tax, joined Lord Abbett in 2003.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

Approval of Advisory Contract

At the initial organizational meeting for the Health Care Fund, Focused Growth Fund, and Focused Large Cap Value Fund, the Board, including all of the Trustees who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered whether to approve the proposed management agreement between each Fund and Lord Abbett (the “Agreement”). The Board reviewed materials relating specifically to the Agreement before and at the meeting and before making its decision as to each Fund, the Board had the opportunity to ask questions and request further information. The Board also took into account its knowledge of Lord Abbett gained through its meetings and discussions.

The materials received by the Board as to each Fund included, but were not limited to: (1) information provided by Broadridge Financial Solutions regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics (the “expense peer group”); (2) information provided by Lord Abbett on the estimated expense ratios, management fee rates, and other expense components for the Fund; and (3) information regarding the investment strategies and risks of the Fund and the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services to be provided by Lord Abbett to each Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. In addition, the Board considered its experience with other funds advised by Lord Abbett. After reviewing these and related factors, the Board concluded that each Fund was likely to benefit from the nature, extent and quality of the investment services to be provided by Lord Abbett under the Agreement.

Investment Performance. Because each Fund had not yet begun operations, each Fund did not have any investment performance to review. The Board considered Lord Abbett’s performance and reputation generally and the performance of other Lord Abbett-managed funds overseen by the Board.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel who would provide investment management services to each Fund, in light of its investment objective and discipline, and other services to be provided to each Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services to be performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including each Fund’s transfer agent and custodian.

Expenses. The Board considered the estimated expense level of each Fund, including the contractual and actual management fee rates, and the expense levels of each Fund’s expense peer group. It also considered how the estimated expense level of each Fund related to those of the expense peer group and the amount and nature of the fees to be paid by shareholders. As to each Fund, the Board observed that the estimated net total expense ratio of the Fund was below the

Approval of Advisory Contract (concluded)

median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the estimated expense level of each Fund was reasonable and supported the approval of the Agreement.

Profitability. Because each Fund had not yet begun operations, the Board was not able to consider the level of Lord Abbett’s profits in managing each Fund. The Board did consider that Lord Abbett would be subsidizing each Fund for the near future. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to each Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s overall profitability was not excessive.

Economies of Scale. As to each Fund, the Board considered whether there might be economies of scale in managing the Fund and whether the Fund would benefit appropriately from any such economies of scale. With respect each Fund, the Board concluded that the existence of one or more breakpoints in the proposed management fee schedule, in conjunction with the Fund’s proposed expense limitation agreement, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. As to each Fund, the Board considered the amount and nature of the fees to be paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services, such as the fee that Lord Abbett will receive from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits expected to be enjoyed by Lord Abbett by virtue of its relationship with each Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business could also benefit the Funds. The Board also noted that Lord Abbett, as will be disclosed in the prospectus of each Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of each Fund. The Board also took into consideration the investment research that Lord Abbett may receive as a result of client brokerage transactions.

Conclusion. After considering all of the relevant factors, the Board unanimously found that approval of the Agreement on behalf of each Fund was in the best interests of each Fund and voted unanimously to approve the Agreement. In considering whether to approve the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Previously, this information was filed on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Alpha Strategy Fund	54%	78%
Focused Small Cap Value Fund	27%	31%
Fundamental Equity Fund	100%	100%
Global Equity Research Fund	21%	52%
Global Select Equity Fund	75%	100%
Growth Leaders Fund	7%	7%
International Equity Fund	–	100%
International Opportunities Fund	–	100%
International Value Fund	–	100%
Value Opportunities Fund	73%	77%

Additionally, of the distributions paid to the shareholders during the fiscal year ended October 31, 2019, the following amounts represent short-term and long-term capital gains:

Fund Name	Short-Term Capital Gains	Long-Term Capital Gains
Alpha Strategy Fund	$–	$119,734,439
Focused Small Cap Value Fund	2,789,120	15,734,320
Fundamental Equity Fund	14,710,222	143,794,593
Global Equity Research Fund	136,981	129,275
Growth Leaders Fund	211,623,767	345,436,576
International Opportunities Fund	–	67,033,426
Value Opportunities Fund	37,055,230	190,879,181

The Funds listed below intend to pass through foreign source income and foreign taxes as follows:

Fund Name	Foreign Source Income	Foreign Taxes
Alpha Strategy Fund	$2,278,855	$635,096
Global Select Equity Fund	38,823	4,048
International Equity Fund	13,398,660	1,266,132
International Opportunities Fund	15,013,997	1,043,216
International Value Fund	26,939,990	2,225,580

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund

Lord Abbett Focused Growth Fund

Lord Abbett Focused Large Cap Value Fund

Lord Abbett Focused Small Cap Value Fund

Lord Abbett Fundamental Equity Fund

Lord Abbett Global Equity Research Fund

Lord Abbett Global Select Equity Fund

Lord Abbett Growth Leaders Fund

Lord Abbett Health Care Fund

Lord Abbett International Equity Fund

Lord Abbett International Opportunities Fund

Lord Abbett International Value Fund

Lord Abbett Value Opportunities Fund

LST-2 (12/19)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Micro Cap Growth Fund

For the fiscal year ended October 31, 2019

Important Information on Paperless Delivery

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, investment advisor or bank. Instead, the reports will be made available on Lord Abbett’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing into your Lord Abbett online account at lordabbett.com and selecting “Log In.” For further information, you may also contact the Fund at (800) 821-5129. Shareholders who hold accounts through a financial intermediary should contact them directly.

You may elect to receive all future reports in paper free of charge by contacting the Fund at (800) 821-5129. Your election to receive reports in paper will apply to all funds held with Lord Abbett. If your fund shares are held through a financial intermediary please contact them directly. Your election applies to all funds held with that intermediary.

Table of Contents

1	A Letter to Shareholders

4	Investment Comparisons

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information to Shareholders

Lord Abbett Securities Trust

Lord Abbett Micro Cap Growth Fund Annual Report

For the fiscal year ended October 31, 2019

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Fund for the fiscal year ended October 31, 2019. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Trustee, President and Chief Executive Officer

For the fiscal year ended October 31, 2019, the Fund returned 8.33%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell Microcap® Growth Index,1 which returned -6.83% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 14.33% during the period, while small cap stocks, as represented by the Russell 2000® Index,3 were up 4.90%. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. Since the beginning of 2019, both the U.S. and China have imposed tariffs of roughly $550 billion and $185 billion on each country’s products, respectively. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain

1

economic growth. Given the uncertain market outlook and the muted inflation pressure, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00 – 2.25%. The Fed followed that decision with two more 25 basis point rate cuts in September and October. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve. In fact, in July, the yield on the 10-year U.S. Treasury fell to its lowest level since 2016 as bond yields continued to fall and, in August, the spread between the U.S. 10-year Treasury and the 2-year Treasury temporarily inverted. In September, a large rotation from growth into value took place; however, market participants were uncertain about the longevity of the rotation.

Security selection and positioning within the information technology sector contributed to the Fund’s relative performance during the 12-month period. Shares of Everbridge, Inc., a developer of critical event and enterprise safety software solutions, contributed to relative performance during the period. Everbridge’s management expressed a strong outlook for 2019 and beyond, as the European government mandated that all European Union countries must have a mass notification system, which increased demand for Everbridge’s services. Endava Plc., a provider of technology services, also contributed to relative performance. Shares of Endava benefited as the company continued to execute well, improving its diversity in terms of geographies and top ten customer concentration, while sustaining strong organic revenue growth.

The Fund’s positioning in Tandem Diabetes Care, Inc., a developer of therapeutic treatments for a multitude of diseases, contributed to relative performance. Shares of Tandem rose as the company shipped more pumps in the first half of 2019 than in all of 2018. Additionally, half of its new customers were new to pump therapy, as the company was able to penetrate into the much larger multiple daily injection market.

The Fund’s position in Myovant Sciences Ltd. detracted from relative performance. The clinical-stage biopharmaceutical company’s stock fell as investors believed that its key uterine fibroid drug Relugolix would be second to market without a clear advantage and would have difficulty competing against AbbVie Inc., a larger and better resourced competitor. Additionally, the Fund’s holding of another clinical-stage biopharmaceutical company, MacroGenics, Inc., detracted. MacroGenics’ share price declined as investors appeared disappointed regarding the effectiveness of its experimental drug, Margetuximab, in treating breast cancer.

The Fund’s lack of exposure to the utilities sector detracted from relative performance during the period. The Fund was underweight in certain bond proxy sectors, such as utilities, as we believed these sectors were overvalued.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1   The Russell Microcap® Growth Index measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of October 31, 2019. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Microcap® Growth Index and the Russell Microcap® Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2019

	1 Year	5 Years	10 Years
Class A3	2.11%	10.46%	15.88%
Class I4	8.34%	11.78%	16.66%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75%

applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2019, is calculated using the SEC required uniform method to compute such return.

4   Performance is at net asset value.

4

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 through October 31, 2019).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/19 – 10/31/19” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/19 -
	5/1/19	10/31/19	10/31/19
Class A
Actual	$1,000.00	$929.40	$8.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.84	$8.44
Class I
Actual	$1,000.00	$929.30	$8.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.84	$8.44

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.66% for Classes A and I) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2019

Sector*	%**
Communication Services	2.09%
Consumer Discretionary	11.02%
Consumer Staples	4.06%
Energy	0.45%
Financials	5.51%
Health Care	36.01%
Industrials	11.60%
Information Technology	25.72%
Real Estate	1.43%
Repurchase Agreement	2.11%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

October 31, 2019

Investments	Shares	Fair Value (000)
COMMON STOCKS 97.60%

Aerospace & Defense 0.97%
Aerovironment, Inc.*	22,243	$1,290

Banks 0.99%
Pacific Premier Bancorp, Inc.	38,746	1,308

Biotechnology 20.48%
Alector, Inc.*	43,915	740
ArQule, Inc.*	169,076	1,709
Audentes Therapeutics, Inc.*	39,943	1,074
CareDx, Inc.*	66,601	1,746
Coherus Biosciences, Inc.*	142,477	2,475
Deciphera Pharmaceuticals, Inc.*	66,001	2,926
Denali Therapeutics, Inc.*	40,598	636
Eidos Therapeutics, Inc.*	71,132	3,450
Invitae Corp.*	39,863	642
Krystal Biotech, Inc.*	37,534	1,542
Myovant Sciences Ltd. (United Kingdom)*(a)	143,433	783
NextCure, Inc.*	56,331	1,408
Rocket Pharmaceuticals, Inc.*	72,791	1,058
Turning Point Therapeutics, Inc.*	57,523	2,207
Twist Bioscience Corp.*	96,202	2,292
uniQure NV (Netherlands)*(a)	13,188	660
Veracyte, Inc.*	77,136	1,769
Total		27,117

Capital Markets 1.02%
Assetmark Financial Holdings, Inc.*	49,318	1,353

Communications Equipment 3.69%
Calix, Inc.*	180,499	1,381
Comtech Telecommunications Corp.	100,369	3,508
Total		4,889

Construction & Engineering 1.27%
NV5 Global, Inc.*	23,191	1,680
Investments	Shares	Fair Value (000)
Distributors 0.52%
Funko, Inc. Class A*	38,280	$689

Electronic Equipment, Instruments & Components 4.99%
Knowles Corp.*	59,999	1,295
Napco Security Technologies, Inc.*	87,659	2,661
OSI Systems, Inc.*	26,724	2,652
Total		6,608

Energy Equipment & Services 0.44%
Solaris Oilfield Infrastructure, Inc. Class A	55,398	589

Food & Staples Retailing 1.65%
Chefs’ Warehouse, Inc. (The)*	65,900	2,183

Food Products 2.40%
Calavo Growers, Inc.	13,575	1,177
Freshpet, Inc.*	38,364	2,005
Total		3,182

Health Care Equipment & Supplies 9.52%
Axonics Modulation Technologies, Inc.*	54,466	1,346
Glaukos Corp.*	14,855	948
iRhythm Technologies, Inc.*	32,055	2,142
Nevro Corp.*	25,710	2,216
OrthoPediatrics Corp.*	46,174	1,786
Shockwave Medical, Inc.*	34,884	1,187
Silk Road Medical, Inc.*	64,338	2,131
Tactile Systems Technology, Inc.*	18,799	854
Total		12,610

Health Care Technology 4.17%
Health Catalyst, Inc.*	29,805	958
Inspire Medical Systems, Inc.*	49,189	3,000
Phreesia, Inc.*	52,686	1,561
Total		5,519

Hotels, Restaurants & Leisure 0.73%
Kura Sushi USA, Inc. Class A*	52,717	973

See Notes to Financial Statements.	7

Schedule of Investments (continued)

October 31, 2019

Investments	Shares	Fair Value (000)
Household Durables 4.18%
LGI Homes, Inc.*	34,661	$2,720
Lovesac Co. (The)*	81,488	1,331
Sonos, Inc.*	113,773	1,488
Total		5,539

Information Technology Services 4.53%
Endava plc ADR*	63,007	2,710
I3 Verticals, Inc. Class A*	47,467	971
Limelight Networks, Inc.*	297,391	1,255
QIWI plc ADR	54,828	1,061
Total		5,997

Insurance 3.49%
eHealth, Inc.*	15,183	1,048
Goosehead Insurance, Inc. Class A	49,750	2,546
Trupanion, Inc.*	43,164	1,023
Total		4,617

Interactive Media & Services 0.82%
EverQuote, Inc. Class A*	53,603	1,088

Internet & Direct Marketing Retail 2.66%
1-800-Flowers.com, Inc. Class A*	65,359	932
Fiverr International Ltd. (Israel)*(a)	28,519	645
RealReal, Inc. (The)*	84,377	1,950
Total		3,527

Leisure Products 2.88%
Malibu Boats, Inc. Class A*	63,139	2,060
YETI Holdings, Inc.*	52,689	1,755
Total		3,815

Life Sciences Tools & Services 0.40%
Personalis, Inc.*	50,818	526
Investments	Shares	Fair Value (000)
Machinery 7.69%
Federal Signal Corp.	83,343	$2,703
Kornit Digital Ltd. (Israel)*(a)	103,612	3,522
SPX Corp.*	54,911	2,501
TriMas Corp.*	45,013	1,455
Total		10,181

Pharmaceuticals 1.34%
MyoKardia, Inc.*	30,832	1,768

Professional Services 1.64%
Willdan Group, Inc.*	71,504	2,167

Real Estate Management & Development 1.43%
Redfin Corp.*	108,812	1,892

Semiconductors & Semiconductor Equipment 4.31%
CEVA, Inc.*	65,703	1,788
Ichor Holdings Ltd.*	72,640	2,115
Impinj, Inc.*	48,686	1,601
Rambus, Inc.*	14,280	198
Total		5,702

Software 8.13%
8x8, Inc.*	61,865	1,195
Agilysys, Inc.*	73,643	1,855
Appian Corp.*	38,116	1,701
SVMK, Inc.*	127,044	2,338
Tufin Software Technologies Ltd. (Israel)*(a)	95,008	1,622
Upland Software, Inc.*	54,763	2,053
Total		10,764

Wireless Telecommunication Services 1.26%
Gogo, Inc.*	270,617	1,664
Total Common Stocks (cost $112,204,239)		129,237

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

October 31, 2019

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 2.11%

Repurchase Agreement
Repurchase Agreement dated 10/31/2019, 0.85% due 11/1/2019 with Fixed Income Clearing Corp. collateralized by $2,785,000 of U.S. Treasury Note at 2.375% due 3/15/2022; value: $2,841,658; proceeds: $2,785,302 (cost $2,785,236)	$2,785	$2,785
Total Investments in Securities 99.71% (cost $114,989,475)		132,022
Cash and Other Assets in Excess of Liabilities 0.29%		390
Net Assets 100.00%		$132,412

ADR	American Depositary Receipt.

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$129,237	$–	$–	$129,237
Short-Term Investment
Repurchase Agreement	–	2,785	–	2,785
Total	$129,237	$2,785	$–	$132,022

(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

October 31, 2019

ASSETS:
Investments in securities, at fair value (cost $114,989,475)	$132,022,122
Cash	6
Receivables:
Investment securities sold	2,694,930
Interest and dividends	17,261
Capital shares sold	5,332
Prepaid expenses	9,382
Total assets	134,749,033
LIABILITIES:
Payables:
Investment securities purchased	2,111,137
Management fee	162,887
Trustees’ fees	16,667
Fund administration	4,344
Accrued expenses	41,577
Total liabilities	2,336,612
Commitments and contingent liabilities
NET ASSETS	$132,412,421
COMPOSITION OF NET ASSETS:
Paid-in capital	$97,733,306
Total distributable earnings	34,679,115
Net Assets	$132,412,421
Net assets by class:
Class A Shares	$12,589,954
Class I Shares	$119,822,467
Outstanding shares by class (unlimited number of authorized shares of beneficial interest)
Class A Shares	910,508
Class I Shares	7,597,500
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$13.83
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$14.67
Class I Shares-Net asset value	$15.77

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended October 31, 2019

Investment income:
Dividends	$202,976
Interest income	42,435
Total investment income	245,411
Expenses:
Management fee	2,121,626
Fund administration	56,577
Professional	44,036
Registration	36,103
Shareholder servicing	26,352
Custody	12,165
Reports to shareholders	11,396
Trustees’ fees	4,310
Other	29,513
Gross expenses	2,342,078
Expense reductions (See Note 8)	(1,618)
Net expenses	2,340,460
Net investment loss	(2,095,049)
Net realized and unrealized gain (loss):
Net realized gain on investments	19,880,977
Net change in unrealized appreciation/depreciation on investments	(6,268,997)
Net realized and unrealized gain	13,611,980
Net Increase in Net Assets Resulting From Operations	$11,516,931

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	October 31, 2019	October 31, 2018
Operations:
Net investment loss	$(2,095,049)	$(2,267,880)
Net realized gain on investments	19,880,977	39,679,742
Net change in unrealized appreciation/depreciation on investments	(6,268,997)	(12,896,470)
Net increase in net assets resulting from operations	11,516,931	24,515,392
Distributions to shareholders:
Class A	(3,195,562)	(1,459,298)
Class I	(33,452,600)	(18,958,027)
Total distributions to shareholders	(36,648,162)	(20,417,325)
Capital share transactions (See Note 13):
Net proceeds from sales of shares	6,113,574	5,175,591
Reinvestment of distributions	33,356,839	18,669,859
Cost of shares reacquired	(27,261,172)	(31,570,439)
Net increase (decrease) in net assets resulting from capital share transactions	12,209,241	(7,724,989)
Net decrease in net assets	(12,921,990)	(3,626,922)
NET ASSETS:
Beginning of year	$145,334,411	$148,961,333
End of year	$132,412,421	$145,334,411

12	See Notes to Financial Statements.

This page is intentionally left blank.

13

Financial Highlights

		Per Share Operating Performance:
					Distributions
					to
					shareholders
		Investment operations:			from:
	Net asset	Net	Net			Net asset
	value,	investment	realized and	Total from	Net	value,
	beginning of	income	unrealized	investment	realized	end of
	period	loss(a)	gain	operations	gain	period
Class A
10/31/2019	$18.05	$(0.21)	$0.98	$ 0.77	$(4.99)	$13.83
10/31/2018	18.26	(0.26)	2.75	2.49	(2.70)	18.05
10/31/2017	13.09	(0.21)	5.38	5.17	–	18.26
10/31/2016	16.33	(0.19)	0.15	(0.04)	(3.20)	13.09
10/31/2015	18.56	(0.30)	0.42	0.12	(2.35)	16.33
Class I
10/31/2019	19.84	(0.24)	1.16	0.92	(4.99)	15.77
10/31/2018	19.80	(0.29)	3.03	2.74	(2.70)	19.84
10/31/2017	14.20	(0.23)	5.83	5.60	–	19.80
10/31/2016	17.45	(0.21)	0.16	(0.05)	(3.20)	14.20
10/31/2015	19.67	(0.32)	0.45	0.13	(2.35)	17.45

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Class A does not consider the effects of sales loads and assumes the reinvestment of all distributions.
Total return for all other classes assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

	Ratios to Average Net Assets:		Supplemental Data:

		Net	Net assets,	Portfolio
Total	Total	investment	end of	turnover
return	expenses	income (loss)	period	rate
(%)(b)	(%)	(%)	(000)	(%)

8.33	1.66	(1.48)	$12,590	94
16.32	1.63	(1.43)	11,616	73
39.39	1.67	(1.36)	9,893	105
(1.30)	1.81	(1.52)	7,416	161
0.65	1.80	(1.64)	13,280	203

8.34	1.66	(1.48)	119,822	94
16.31	1.63	(1.43)	133,719	73
39.44	1.67	(1.36)	139,068	105
(1.39)	1.81	(1.52)	133,112	161
0.71	1.80	(1.63)	136,136	203

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993. As of October 31, 2019, the Trust currently consists of fourteen funds. This report covers one fund (the “Fund”) and its respective classes: Lord Abbett Micro-Cap Growth Fund (“Micro Cap Growth Fund”), Class A and I shares. The Fund’s investment objective is long-term capital appreciation.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. A contingent deferred sales charge (“CDSC”) may apply to certain redemptions of Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus). Class I shares are not subject to any sales charges.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

16

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2016 through October 31, 2019. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the funds within the Trust on a pro rata basis by relative net assets. Expenses incurred by the Fund are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the

17

Notes to Financial Statements (continued)

valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of October 31, 2019 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at an annual rate of 1.50%, which was the Fund’s annualized effective management fee rate for the year ended October 31, 2019.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A shares pursuant to Rule 12b-1 under the Act under which the Board may authorize the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. During the year ended October 31, 2019, the Board did not authorize such Class A 12b-1 fees.

Class I shares do not have a distribution plan.

Other Related Parties

As of October 31, 2019, the percentage of the Fund’s outstanding shares owned by Lord Abbett Alpha Strategy Fund were 65.55%.

One Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

18

Notes to Financial Statements (continued)

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually for the Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended 10/31/2019	Year Ended 10/31/2018
Distributions paid from:
Ordinary income	$6,937,287	$1,219,295
Net long-term capital gains	29,710,875	19,198,030
Total distributions paid	$36,648,162	$20,417,325

Subsequent to the Fund’s fiscal year ended October 31, 2019, long-term capital gain distributions of approximately $20,195,000 were paid on November 21, 2019 to shareholders of record on November 20, 2019.

As of October 31, 2019, the components of accumulated gains on a tax-basis were as follows:

Undistributed long-term capital gains	$20,193,863
Total undistributed earnings	20,193,863
Temporary differences	(1,777,645)
Unrealized gains – net	16,262,897
Total accumulated gains – net	$34,679,115

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late-year ordinary losses of $1,760,978 during the fiscal year ended October 31, 2019.

As of October 31, 2019, the aggregate unrealized security gains and losses based on investments and other financial instruments for U.S. federal income tax purposes were as follows:

Tax cost	$115,759,225
Gross unrealized gain	24,586,410
Gross unrealized loss	(8,323,513)
Net unrealized security gain	$16,262,897

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

19

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended October 31, 2019 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Total Distributable Earnings (loss	)	Paid-in Capital
$1,535,061		$(1,535,061)

The permanent difference is primarily attributable to the tax treatment of net operating losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2019 were as follows:

Purchases	Sales
$130,948,745	$153,196,878

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2019.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended October 31, 2019, the Fund engaged in cross-trades purchases of $1,140,186 and sales of $3,968,221, which resulted in net realized gains of $2,487,350.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosure to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$2,785,236	$ –	$2,785,236
Total	$2,785,236	$ –	$2,785,236

20

Notes to Financial Statements (continued)

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a	)	Securities Collateral Received(a )	Net Amount(b	)
Fixed Income Clearing Corp.	$2,785,236	$ –	$ –		$(2,785,236)	$–
Total	$2,785,236	$ –	$ –		$(2,785,236)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of October 31, 2019.

7.	TRUSTEES’ REMUNERATION

The Trust’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statement of Operations and in Trustees’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended December 20, 2018, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period December 21, 2018 through August 7, 2019, the Participating Funds entered into a Syndicated Facility with various lenders for $1.1 billion whereas SSB participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 8, 2019, the Participating Funds entered into a Syndicated Facility with various lenders for $1.17 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

21

Notes to Financial Statements (continued)

For the period ended August 7, 2019, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund net assets.

Effective August 8, 2019, the Participating Funds entered into a Bilateral Facility with SSB for $330 million ($250 million committed and $80 million uncommitted). Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Facilities are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended October 31, 2019, the Fund did not utilize the Facilities.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended October 31, 2019 the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap growth stocks. The value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Micro-cap companies may be subject to greater risks and may be more sensitive to changes in economic conditions than larger, more established companies. There may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks. Micro-cap companies also may fall out of favor relative to larger companies in certain market cycles. In the case of Micro Cap Growth Fund, the growth stocks in which it generally invests may add to the Fund’s volatility. Moreover, different investment styles, such as growth investing, may shift in and out of favor over time, depending on market and economic conditions, as well as investor sentiment.

These factors can affect the Fund’s performance.

22

Notes to Financial Statements (concluded)

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2019		Year Ended October 31, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	34,291	$446,622	25,331	$460,502
Reinvestment of distributions	264,969	3,195,527	95,504	1,459,299
Shares reacquired	(32,432)	(469,450)	(18,843)	(324,489)
Increase	266,828	$3,172,699	101,992	$1,595,312
Class I Shares
Shares sold	379,357	$5,666,952	249,901	$4,715,089
Reinvestment of distributions	2,193,550	30,161,312	1,024,438	17,210,560
Shares reacquired	(1,715,356)	(26,791,722)	(1,556,817)	(31,245,950)
Increase (decrease)	857,551	$9,036,542	(282,478)	$(9,320,301)

23

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Securities Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Micro-Cap Growth Fund, one of the funds constituting the Lord Abbett Securities Trust (the “Trust”), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Lord Abbett Micro-Cap Growth Fund of the Trust as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
December 20, 2019

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

24

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of each Fund was held on August 26, 2019. The joint special meeting was held for the purpose of electing members of each Fund’s Board of Trustees. Shareholders elected the following ten (10) Trustees at the joint special meeting:

● Eric C. Fast

● Evelyn E. Guernsey

● Julie A. Hill

● Kathleen M. Lutito

● James M. McTaggart

● Charles O. Prince

● Karla M. Rabusch

● Mark A. Schmid

● Douglas B. Sieg

● James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Securities Trust

Nominee Votes	Votes For	Votes Withheld
Eric C. Fast	562,110,844.088	15,506,074.713
Evelyn E. Guernsey	561,779,464.301	15,837,454.500
Julie A. Hill	561,179,824.107	16,437,094.694
Kathleen M. Lutito	562,122,948.869	15,493,969.932
James M. McTaggart	562,745,869.219	14,871,049.582
Charles O. Prince	560,378,871.499	17,238,047.302
Karla M. Rabusch	561,661,248.010	15,955,670.791
Mark A. Schmid	563,805,395.730	13,811,523.071
Douglas B. Sieg	563,439,560.666	14,177,358.135
James L.L. Tullis	561,744,536.935	15,872,381.866

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Trustees

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Trust as defined in the Act. Mr. Sieg is director/trustee of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Trustee since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: None. Other Directorships: None.

26

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Trustee since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).
Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Trustee since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc.

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Trustee since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.
Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Trustee since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors–FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine, Inc. (since 2018), and electroCore, Inc. (since 2018).

27

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicates each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.
Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).
John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).
Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Fund Treasury and Tax, joined Lord Abbett in 2003.
Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).
Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

28

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).
Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

29

Householding

The Trust has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Previously, this information was filed on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

4% of the ordinary income distributions paid by the Fund during the fiscal year ended October 31, 2019 is qualified dividend income. For corporate shareholders 4% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Of the distributions paid during the fiscal year ended October 31, 2019, $6,937,287 and $29,710,875 respectively, represent short-term and long-term capital gains.

30

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Securities Trust Lord Abbett Micro-Cap Growth Fund	LAMCVF-2 (12/19)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2019 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2019 and 2018 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2019	2018
Audit Fees {a}	$539,900	$410,600
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	539,900	410,600

Tax Fees {b}	82,289	96,012
All Other Fees	- 0 -	- 0 -

Total Fees	$622,189	$506,612

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2019 and 2018 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2019 and 2018 were:

	Fiscal year ended:
	2019	2018
All Other Fees {a}	$215,383	$200,339

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2019 and 2018 were:

	Fiscal year ended:
	2019	2018
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SECURITIES TRUST

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: December 20, 2019

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: December 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: December 20, 2019

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: December 20, 2019